UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
(Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
(Address of principal executive offices) (Zip code)

David M. Churchill
President
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
 (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2015

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2015

Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Equity Income Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund
Brown Advisory Multi-Strategy Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Total Return Fund
Brown Advisory Strategic Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax Exempt Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory – WMC Strategic European Equity Fund
Brown Advisory – WMC Japan Alpha Opportunities Fund
Brown Advisory – Somerset Emerging Markets Fund
Brown Advisory Emerging Markets Small-Cap Fund

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of June 30, 2015 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of June 30, 2015. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

TOPIX Index Values and TOPIX Marks are subject to the proprietary rights owned by the Tokyo Stock Exchange, Inc.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund
A Message to our Shareholders, June 30, 2015	1
Performance Chart and Analysis	3
Schedule of Investments, June 30, 2015	4
Brown Advisory Value Equity Fund
A Message to our Shareholders, June 30, 2015	5
Performance Chart and Analysis	7
Schedule of Investments, June 30, 2015	8
Brown Advisory Flexible Equity Fund
A Message to our Shareholders, June 30, 2015	9
Performance Chart and Analysis	11
Schedule of Investments, June 30, 2015	12
Brown Advisory Equity Income Fund
A Message to our Shareholders, June 30, 2015	13
Performance Chart and Analysis	15
Schedule of Investments, June 30, 2015	16
Brown Advisory Sustainable Growth Fund
A Message to our Shareholders, June 30, 2015	17
Performance Chart and Analysis	19
Schedule of Investments, June 30, 2015	20
Brown Advisory Small-Cap Growth Fund
A Message to our Shareholders, June 30, 2015	21
Performance Chart and Analysis	23
Schedule of Investments, June 30, 2015	24
Brown Advisory Small-Cap Fundamental Value Fund
A Message to our Shareholders, June 30, 2015	26
Performance Chart and Analysis	28
Schedule of Investments, June 30, 2015	29
Brown Advisory Opportunity Fund
A Message to our Shareholders, June 30, 2015	30
Performance Chart and Analysis	32
Schedule of Investments, June 30, 2015	33
Brown Advisory Multi-Strategy Fund
A Message to our Shareholders, June 30, 2015	35
Performance Chart and Analysis	36
Schedule of Investments, June 30, 2015	37
Brown Advisory Intermediate Income Fund
A Message to our Shareholders, June 30, 2015	38
Performance Chart and Analysis	39
Schedule of Investments, June 30, 2015	40
Brown Advisory Total Return Fund
A Message to our Shareholders, June 30, 2015	43
Performance Chart and Analysis	44
Schedule of Investments, June 30, 2015	45
Brown Advisory Strategic Bond Fund
A Message to our Shareholders, June 30, 2015	48
Performance Chart and Analysis	50
Schedule of Investments, June 30, 2015	51
Brown Advisory Maryland Bond Fund
A Message to our Shareholders, June 30, 2015	54
Performance Chart and Analysis	55
Schedule of Investments, June 30, 2015	56
Brown Advisory Tax Exempt Bond Fund
A Message to our Shareholders, June 30, 2015	60
Performance Chart and Analysis	61
Schedule of Investments, June 30, 2015	62

Brown Advisory Mortgage Securities Fund
A Message to our Shareholders, June 30, 2015	65
Performance Chart and Analysis	66
Schedule of Investments, June 30, 2015	67
Brown Advisory – WMC Strategic European Equity Fund
A Message to our Shareholders, June 30, 2015	72
Performance Chart and Analysis	74
Schedule of Investments, June 30, 2015	75
Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to our Shareholders, June 30, 2015	77
Performance Chart and Analysis	79
Schedule of Investments, June 30, 2015	80
Brown Advisory – Somerset Emerging Markets Fund
A Message to our Shareholders, June 30, 2015	83
Performance Chart and Analysis	85
Schedule of Investments, June 30, 2015	86
Brown Advisory Emerging Markets Small-Cap Fund
A Message to our Shareholders, June 30, 2015	88
Performance Chart and Analysis	90
Schedule of Investments, June 30, 2015	91
Statements of Assets and Liabilities	94
Statements of Operations	99
Statements of Changes in Net Assets	104
Financial Highlights	114
Notes to Financial Statements	158
Report of Independent Registered Public Accounting Firm	180
Additional Information	181

GLOSSARY OF TERMS

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Barclays Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Barclays US Aggregate Bond Index.

Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

MSCI All Country World Index ex-U.S. is a market capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

GLOSSARY OF TERMS

MSCI Emerging Markets Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Price to Book Value Ratio is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P Balanced Equity and Bond – Moderate Index is the moderate profile of the S&P Balanced Equity and Bond Series which combines investable S&P indices for core equity and fixed income to provide a regulary rebalanced multi-asset measure for conservative, moderate and growth risk-reward profiles.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

TOPIX Total Return U.S. Dollar Hedged Index is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange, hedged to eliminate the impact of the change in value between the US Dollar and Japanese Yen.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

During the year ended June 30, 2015, the Brown Advisory Growth Equity Fund Investor Shares (the “Fund”) increased 9.54% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, increased 10.56%.

Despite heightened volatility due to the market’s infatuation with geopolitical matters, the Fund managed to deliver a positive return for the reporting period. While absolute performance was satisfactory, the Fund return trailed the Index return by 1.02%. This is not necessarily surprising given the current market environment where fundamental growth characteristics have taken a backseat to other factors such as dividend yield.  In this low interest rate environment the marginal investor is generally more concerned with generating income from their equity portfolio than long term earnings growth.

After struggling for the first two quarters of the fiscal year, our technology holdings turned the corner and the sector was the biggest positive contributor to returns for the full period. Several of our technology positions reported decent fundamental results, but their stock prices were slow to react due to the incessant preoccupation with yield amongst technology investors. One of our best performing stocks was a recent addition to the portfolio NXP Semiconductors (“NXP”). NXP is a technology leader in several fast-growing segments of the semiconductor industry. Their technology is a critical component in smartphones for applications such as Apple Pay. NXP also announced they will acquire Freescale Semiconductor, a key supplier to the automotive industry. The deal was well received by the marketplace, in recognition of the complementary nature of the two companies’ business lines and the large potential for synergies. QUALCOMM was a drag on performance as the company wrestled with regulatory issues in China. While these issues were ultimately resolved, we eliminated QUALCOMM in order to fund the purchase of NXP as we view their potential growth opportunities to be more attractive.

Amazon.com and TripAdvisor, are two recent additions to the consumer sector that made sizable positive contributions to performance. Both of these stocks were trading at attractive valuations due to misperceptions about their long term potential. However, not all of our consumer stocks performed as well. Discovery Communications was a disappointment, and our investment thesis for it began to deteriorate late last year. It has become apparent that the cable TV landscape, in the U.S. and increasingly abroad, is changing rapidly, due in part to streaming online video offerings such as Netflix. It was fortunate timing that Amazon.com, a company that we have followed for a number of years, traded down to a level that presented, in our opinion, an exceptional level of upside potential relative to downside risk, and we built a position using the proceeds from the sale of Discovery Communications shares.

Energy was the biggest drag on performance, and we did make several changes to the complexion of our energy exposure during the year. We eliminated our position in Core Laboratories, a stock that we had held for almost three-and-a-half years. We built our broad energy sector investment parameters around a range of potential oil prices, bound by demand destruction at the high end and reduced production at the other extreme. The Organization of the Petroleum Exporting Countries decision in November to protect market share rather than defend price has kept global oil markets oversupplied in recent months, allowing for a prolonged period of low oil prices below the range described above. This will probably push down earnings this year for our energy-related holdings, as producing companies reduce investment. We view Core Laboratories’ business model and valuation, compared with our other energy holdings, to be more susceptible should oil prices remain lower for longer. With so much uncertainty in the oil market, handicapping spot price movements went from extremely difficult to virtually impossible. However, we continue to monitor the energy sector landscape for potential opportunities and potential pitfalls going forward.

It is our belief that, in the long-run, the quality of business models determines our potential success as investors. It has always been this way, and while we should never simply extrapolate the past into the future, the market’s regard for best-in-breed, sustainable growth companies rarely dwindle. That is why business models remain our most important focus as investors. One can potentially recover from many mistakes as an investor: paying too much for a stock, poor timing of a trade, even mediocre management teams. A terminal mistake in our view is buying businesses that cannot contend with impending competition or disruptive technology. Such mistakes can render an investment worthless. That is why we say that our most important technique with respect to attempting to protect and grow our investors’ capital is owning leading businesses. We acknowledge that from time to time, the marginal investor will focus on other things: the strength of the dollar and how it affects translational accounting, the current

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2015

interest rate environment, one’s desire to seek out yield, and the immediate gratification of owning a stock that’s going up. Those and other issues will catch the fancy of many investors. But for long-term investors such considerations fade away when compared with the overarching importance of sound businesses. Given the issues that we have faced over the last two years, we try mightily to remind ourselves of this truth.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against broad-based securities market indices. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book and higher forecasted growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One	Five	Ten
as of 6/30/15	Year	Year	Year
Institutional Shares1	9.73%	16.24%	9.63%
Investor Shares	9.54%	16.08%	9.47%
Advisor Shares2	9.28%	15.76%	9.09%
Russell 1000® Growth Index	10.56%	18.59%	9.10%
S&P 500 Index	7.42%	17.34%	7.89%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio3	0.74%	0.89%	1.14%
Net Expense Ratio3	0.74%	0.89%	1.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

2
Performance information for Advisor Shares, prior to commencement of operations on May 18, 2006, is based on the performance of Investor Shares, and adjusted for the higher expenses applicable to Advisor Shares.

3	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Common Stocks — 97.5%

Consumer Discretionary — 11.8%
245,135	Amazon.com, Inc.*	106,410,652
1,983,531	Starbucks Corp.	106,347,014
874,240	TripAdvisor, Inc.*	76,181,274
		288,938,940
Consumer Staples — 11.6%
536,318	Costco Wholesale Corp.	72,435,109
989,524	Estee Lauder Companies, Inc.	85,752,150
835,528	Mead Johnson Nutrition Co.	75,381,336
1,245,313	Whole Foods Market, Inc.	49,115,145
		282,683,740
Energy — 4.5%
1,226,818	FMC Technologies, Inc.*	50,900,679
685,702	Schlumberger NV	59,100,655
		110,001,334
Financials — 4.3%
3,222,518	Charles Schwab Corp.	105,215,213

Health Care — 17.1%
203,876	Alexion Pharmaceuticals, Inc.*	36,854,665
1,047,784	Bristol-Myers Squibb Co.	69,719,547
791,619	DaVita HealthCare Partners, Inc.*	62,909,962
1,182,065	Express Scripts Holding Co.*	105,132,861
517,636	Gilead Sciences, Inc.	60,604,823
172,126	Intuitive Surgical, Inc.*	83,395,047
		418,616,905
Industrials — 11.5%
980,892	Colfax Corp.*	45,268,166
1,008,578	Danaher Corp.	86,324,191
1,478,201	Fastenal Co.	62,350,518
652,958	Stericycle, Inc.*	87,437,606
		281,380,481
Information Technology — 33.6%
1,386,454	Amphenol Corp.	80,372,738
514,937	ANSYS, Inc.*	46,982,852
689,924	Apple, Inc.	86,533,718
1,146,038	Cognizant Technology Solutions Corp.*	70,011,461
1,054,371	Facebook, Inc.*	90,428,129
2,511,482	Genpact, Ltd.*	53,569,911
70,692	Google, Inc. — Class A*	38,176,508
71,732	Google, Inc. — Class C*	37,337,223
1,196,796	National Instruments Corp.	35,257,610
354,820	NetSuite, Inc.*	32,554,735
722,475	NXP Semiconductors NV*	70,947,045
1,139,474	salesforce.com, Inc.*	79,341,575
1,513,676	Visa, Inc.	101,643,343
		823,156,848
Materials — 3.1%
672,652	Ecolab, Inc.	76,056,761
Total Common Stocks (Cost $1,663,739,114)		2,386,050,222

Short-Term Investments — 2.6%

Money Market Funds — 2.6%
63,003,604	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	63,003,604
Total Short-Term Investments (Cost $63,003,604)		63,003,604
Total Investments — 100.1% (Cost $1,726,742,718)		2,449,053,826
Liabilities in Excess of Other Assets — (0.1)%		(2,044,110)
NET ASSETS — 100.0%		$2,447,009,716

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	33.6%
Health Care	17.1%
Consumer Discretionary	11.8%
Consumer Staples	11.6%
Industrials	11.5%
Energy	4.5%
Financials	4.3%
Materials	3.1%
Money Market Funds	2.6%
Other Assets and Liabilities	(0.1)%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

During the year ended June 30, 2015, the Brown Advisory Value Equity Fund Investor Shares (the “Fund”) declined -2.35% while, the Russell 1000® Value Index, the Fund’s benchmark, increased 4.13%.

Most of our underperformance was concentrated in the energy sector. A combination of collapsing oil prices, an advancing U.S. dollar and slowing growth among economies outside the U.S. put notable pressure on the Fund. Stock-specific weakness in our commodity-related holdings hurt our relative performance in the industrials and materials sectors.

The fundamental energy industry picture appeared relatively benign in late 2014, but the severe downturn following the Organization of the Petroleum Exporting Countries decision in November to maintain production far exceeded many people’s expectations. At the time, we were disproportionately impacted by our overweight mix of oil services and production companies. They lagged the integrated oil majors and refiners, as oil prices declined more than 40% during the fourth quarter of 2014. Given the greater uncertainty in energy markets, we have since right-sized and rebalanced our energy holdings. We believe that this portfolio decision has mitigated some of the downside risk but still affords us an opportunity to capture potential upside returns if and when the market recovers.

While the end of 2014 was by all accounts a challenging one for the strategy, the Fund has enjoyed better absolute and relative returns through the first six months of 2015. Strong stock selection in the technology and financial sectors along with a market rotation away from utilities were the biggest contributors to performance, though not enough to offset the macro pressures weighing on global cyclical stocks.

Within technology, a main driver was the surfacing of value driven by corporate action and investor activism. Activist involvement in Informatica led to its eventual sale to private equity investors. eBay, a stock we believed was inexpensive relative to the sum of its business parts, announced plans to spin off PayPal. CommScope announced that it was acquiring TE Connectivity businesses in a highly accretive deal that is expected to generate significant costs savings and expand its product offerings. These value-unlocking events remind us that while we are aware of the “top-down” economic influences that can weigh on our holdings, our portfolio is built from the “bottom up,” one stock at a time. We favor companies whose underlying worth is not appreciated in the market.

We believe that many of our financial services stocks are well positioned for rising interest rates, and our interest-sensitive names—including Charles Schwab, Northern Trust and Synovus Financial—performed well during the reporting period. Rising rate expectations also drove investors away from high-yielding sectors such as utilities. Utilities were the third worst-performing sector in the benchmark, down in absolute returns, and our absence of exposure to the sector also contributed favorably. We expect that investors should continue to rotate out of defensive utilities into more cyclically sensitive sectors should the U.S. economic outlook further improve.

During the period, the Fund added 22 investments while eliminating 11 holdings. The portfolio activity was spread widely across sectors. As mentioned earlier, a meaningful portion of our activity was related to repositioning our energy exposure while commodity prices remained weak and commodity-exposed companies work through a bottoming process. Specifically, we swapped out of Canadian Natural Resources, Schlumberger and Freeport-McMoRan in favor of Plains GP Holdings, Oceaneering and Suncor Energy. Within financials, we maintain a large absolute exposure to the sector but have diversified away from some of our regional banks into asset managers T. Rowe Price and Ameriprise and into attractively priced real-estate companies W.P. Carey and Forest City Enterprises. Within consumer names—particularly staples—we have found long-term investment opportunities in Unilever and Philip Morris, quality businesses that were oversold on concerns of slowing emerging markets and the strengthening dollar. AbbVie and General Electric are similarly inexpensive, high-quality relative value opportunities that have the potential to generate steady returns over our holding period. Copa Holdings, Viacom, Micron and Yahoo! are portfolio additions that represent depressed value situations that are out of favor and in our view offer prospects of turning around their businesses from current low-expectation levels.

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
A Message to Our Shareholders
June 30, 2015

Our robust portfolio activity reflects a commitment to searching for value in all market environments and our willingness to invest for the long term, even though macro themes garner much of the market’s attention. At moments during the reporting period, our approach fell short of our standards for performance. However, our portfolio nevertheless has traded at a valuation discount to its benchmark, and we strongly believe that our focus on attractively priced global leaders with steady growth or improving prospects has the potential to create long-term shareholder value. We believe that we are being adequately compensated for near-term risks and that our patience and valuation discipline could be rewarded over time.

Sincerely,

Rick M. Bernstein, CFA
Portfolio Manager

Doron S. Eisenberg, CFA
Portfolio Manager

Michael L. Foss, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.  Diversification does not guarantee a profit or protect from loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary on Terms.

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against broad-based securities market indices. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book ratios and lower expected growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One	Five	Ten
as of 6/30/15	Year	Year	Year
Institutional Shares1	-2.20%	14.70%	6.16%
Investor Shares	-2.35%	14.54%	6.00%
Advisor Shares2	-2.61%	14.23%	5.61%
Russell 1000® Value Index	4.13%	16.50%	7.05%
S&P 500 Index	7.42%	17.34%	7.89%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio3	0.77%	0.92%	1.17%
Net Expense Ratio3	0.77%	0.92%	1.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

2
Performance information for Advisor Shares, prior to commencement of operations on April 25, 2006, is based on the performance of Investor Shares, and adjusted for the higher expenses applicable to Advisor Shares.

3	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Common Stocks — 96.4%

Consumer Discretionary — 12.0%
86,607	Best Buy, Inc.	2,824,254
111,199	Coach, Inc.	3,848,598
79,634	Discovery Communications, Inc.*	2,648,627
87,645	GameStop Corp.	3,765,229
105,366	Garmin, Ltd.	4,628,728
37,302	Viacom, Inc.	2,411,201
		20,126,637
Consumer Staples — 4.4%
37,368	Philip Morris International, Inc.	2,995,792
103,071	Unilever NV ADR	4,312,491
		7,308,283
Energy — 11.5%
103,689	ENSCO PLC	2,309,154
67,173	National Oilwell Varco, Inc.	3,243,112
48,193	Occidental Petroleum Corp.	3,747,970
76,949	Oceaneering International, Inc.	3,585,054
121,225	Plains GP Holdings L.P.	3,132,454
118,378	Suncor Energy, Inc.	3,257,763
		19,275,507
Financials — 22.3%
27,049	Ameriprise Financial, Inc.	3,379,232
145,630	Charles Schwab Corp.	4,754,820
75,095	Forest City Enterprises, Inc.*	1,659,599
96,030	JPMorgan Chase & Co.	6,506,993
61,027	Northern Trust Corp.	4,666,124
509,867	Regions Financial Corp.	5,282,222
118,215	SunTrust Banks, Inc.	5,085,609
141,589	Synovus Financial Corp.	4,363,773
21,863	T. Rowe Price Group, Inc.	1,699,411
		37,397,783
Health Care — 17.4%
78,603	AbbVie, Inc.	5,281,336
38,378	Baxter International, Inc.	2,683,773
145,465	Hologic, Inc.*	5,536,398
41,468	Merck & Co., Inc.	2,360,773
37,919	Novartis AG ADR	3,728,954
84,420	Sanofi S.A. ADR	4,181,323
91,600	Teva Pharmaceutical Industries, Ltd. ADR	5,413,560
		29,186,117
Industrials — 6.6%
22,154	Copa Holdings S.A.	1,829,699
90,692	General Electric Co.	2,409,686
106,908	Joy Global, Inc.	3,870,070
47,904	PACCAR, Inc.	3,056,754
		11,166,209
Information Technology — 20.3%
40,378	Apple, Inc.	5,064,411
39,817	Check Point Software Technologies, Ltd.*	3,167,442
176,474	Cisco Systems, Inc.	4,845,976
109,053	CommScope Holdings Co, Inc.*	3,327,207
46,171	eBay, Inc.*	2,781,341
43,531	Microchip Technology, Inc.	2,064,458
43,620	Micron Technology, Inc.*	821,801
61,809	Microsoft Corp.	2,728,867
61,139	NetApp, Inc.	1,929,547
82,528	QUALCOMM, Inc.	5,168,729
57,683	Yahoo, Inc.*	2,266,365
		34,166,144
Materials — 1.9%
105,134	Potash Corp. of Saskatchewan, Inc.	3,256,000
Total Common Stocks (Cost $134,639,527)		161,882,680

Real Estate Investment Trusts — 0.8%
23,420	W.P. Carey, Inc.	1,380,375
Total Real Estate Investment Trusts (Cost $1,329,451)		1,380,375

Short-Term Investments — 3.3%

Money Market Funds — 3.3%
5,505,105	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	5,505,105
Total Short-Term Investments (Cost $5,505,105)		5,505,105
Total Investments — 100.5% (Cost $141,474,083)		168,768,160
Liabilities in Excess of Other Assets — (0.5)%		(762,664)
NET ASSETS — 100.0%		$168,005,496

PORTFOLIO HOLDINGS
% of Net Assets

Financials	22.3%
Information Technology	20.3%
Health Care	17.4%
Consumer Discretionary	12.0%
Energy	11.5%
Industrials	6.6%
Consumer Staples	4.4%
Money Market Funds	3.3%
Materials	1.9%
Real Estate Investment Trusts	0.8%
Other Assets and Liabilities	(0.5)%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

During the year ended June 30, 2015, the Brown Advisory Flexible Equity Fund Investor Shares (the “Fund”) increased 7.92% in value. The S&P 500 Index, the Fund’s benchmark, increased 7.42% during the same period.

We repeat our message from our Semi-Annual Report that investors may anticipate lower returns on equities in the next three- and five-year periods compared with past performance. Stock valuations, economic activity and investor sentiment are higher today compared with the past, so investors may temper their expectations. Our thinking is summed up by a quote from John Templeton, the late investor and philanthropist: “Bull markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria.” A review of stock market history—whether the broad stock market, notable sectors or individual companies—reveals a consistent pattern in which investor emotion tugs equity prices up or down. To use Templeton’s phrasing, our best characterization of the current U.S. equity market is that it is maturing on optimism.

That is not to say we are bearish. The U.S. economy’s long-term record of innovation, development and adaptation supports an optimistic outlook. The cycles in investor emotions referenced in the Templeton quote occur around a rising long-term trend of economic progress. Also, the broad valuation of stocks, though higher than we prefer for the rate of future returns, is not excessive in our view, particularly in an environment of unusually low interest rates.

The biggest contributors to the Fund’s results during the year ended June 30, 2015 were Anthem Inc., a managed care company; Visa, Inc., a global payments processor; Edwards Lifesciences, a manufacturer of devices to treat cardiovascular disease; Walt Disney, a diversified leisure and entertainment business; and Express Scripts, a pharmacy benefits manager. These top contributors benefited from good business results and rising valuations.

The most significant detractors to the Fund’s performance were Copa Holdings, a Latin American airline; National Oilwell Varco, a manufacturer of equipment for oil and gas drilling; Occidental Petroleum, an integrated energy company; QUALCOMM, a wireless communications company; and American Express, a global provider of financial services. Copa’s shares declined due to disappointing earnings stemming from pricing pressures in its market resulting from economic pressures in its Central and South American markets. National Oilwell Varco and Occidental Petroleum shares fell with the decline in the price of oil. Both QUALCOMM and American Express declined when each lost a significant customer, but those are temporary setbacks in our view.

Interestingly, there is a common trait held by both our best and worst contributors listed above.  This trait is share repurchases. We view share repurchases as an effective capital discipline for businesses generating more cash from their business than they can immediately and profitably redeploy in their business. Obviously, buying your own stock may not immediately result in a higher share price, but when financed internally and performed with good judgment on price to value, it may be beneficial for continuing shareholders. We are less a fan of repurchases done just to offset stock and option grants for employee incentives.

We added one new holding since our December 31, 2014, Semi-Annual Report to shareholders. Oceaneering International (“OII”) provides services for off-shore oil exploration and production, especially remotely operated vehicle services for installing, inspecting and maintaining equipment deep under water. Lower oil prices obviously challenge most oil-related businesses, but to the extent that lower prices are temporary, the share price declines present an opportunity. OII is a leader in its field, with a strong balance sheet and historically good returns on its invested capital. We believe that it will prosper over time as oil markets normalize.

We eliminated two small energy-related holdings, California Resources Corp. and NOW Inc. in part to fund our purchase of OII. Both were 2014 spin-offs from other portfolio companies. We eliminated our investment in Time Warner Cable (“TWC”) at a nice gain because of concerns about prospective regulation of the cable industry and completion of its deal to be acquired by Comcast. Once Comcast cancelled its deal for TWC, we were not surprised that Charter Communications made a subsequent bid, but we were surprised by how much higher it was.  Thus, we sold too soon judging from the subsequent events.

While we are always looking for better ideas, we like the business prospects of our current holdings and, importantly, what we are paying for these companies when compared with the broader market.

We researched quite a few companies in the past few months. This is an ongoing process, but the March-to-June period is the high point for the number of annual reports and proxies that arrive from companies. Always notable among these is the Berkshire Hathaway annual report and its letter from CEO Warren Buffett. This year marks the 50th year since Buffett took control of Berkshire, and the latest report reflects on the past, present and future of this enterprise, which is among the largest holdings in the Fund. His letter is available at www.berkshirehathaway.com. Our notes from the recent annual shareholders meeting at Berkshire are available at www.brownadvisory.com.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2015

The Flexible Equity strategy looks broadly for what we believe are bargains among long-term attractive businesses with shareholder-oriented managers. Bargains can arise because of short-term investor perceptions and temporary business difficulties that are likely to improve. Attractively priced companies can also appear because they are undiscovered opportunities or are making unrecognized changes for the better.

Sincerely,

R. Hutchings Vernon, CFA
Portfolio Manager

Michael L. Foss, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Flexible Equity Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based securities market index. The S&P 500 (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

			Since
Average Annual Total Return	One	Five	Inception
as of 6/30/15	Year	Year	(11/30/06)
Institutional Shares1	8.09%	17.34%	6.19%
Investor Shares	7.92%	17.15%	6.03%
Advisor Shares2	7.68%	16.93%	5.75%
S&P 500 Index	7.42%	17.34%	6.88%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio3	0.81%	0.96%	1.21%
Net Expense Ratio3	0.81%	0.96%	1.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

2
Performance information for Advisor Shares, prior to commencement of operations on January 24, 2007, is based on the performance of Investor Shares, and adjusted for the higher expenses applicable to Advisor Shares.

3	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Common Stocks — 93.9%

Consumer Discretionary — 15.5%
199,269	Best Buy, Inc.	6,498,162
97,914	CarMax, Inc.*	6,482,886
113,494	Lowe’s Companies, Inc.	7,600,693
7,258	Priceline Group, Inc.*	8,356,644
78,060	TJX Companies, Inc.	5,165,230
86,541	Walt Disney Co.	9,877,790
		43,981,405
Consumer Staples — 1.3%
38,500	PepsiCo, Inc.	3,593,590

Energy — 7.6%
231,513	Kinder Morgan, Inc.	8,887,784
75,875	National Oilwell Varco, Inc.	3,663,245
80,008	Occidental Petroleum Corp.	6,222,222
58,318	Oceaneering International, Inc.	2,717,036
		21,490,287
Financials — 19.5%
49,782	American Express Co.	3,869,057
146,584	Bank of America Corp.	2,494,860
96,004	Berkshire Hathaway, Inc.*	13,067,104
247,843	Charles Schwab Corp.	8,092,074
80,626	Franklin Resources, Inc.	3,953,093
101,007	JPMorgan Chase & Co.	6,844,234
333,345	Regions Financial Corp.	3,453,454
22,755	T. Rowe Price Group, Inc.	1,768,746
214,479	Wells Fargo Co.	12,062,299
		55,604,921
Health Care — 12.7%
56,029	Anthem, Inc.	9,196,600
42,077	Edwards Lifesciences Corp.*	5,993,027
128,163	Express Scripts Holding Co.*	11,398,818
46,441	Merck & Co., Inc.	2,643,886
117,400	Teva Pharmaceutical Industries, Ltd. ADR	6,938,340
		36,170,671
Industrials — 10.5%
153,786	Canadian National Railway Co.	8,881,141
15,450	Canadian Pacific Railway, Ltd.	2,475,554
57,797	Copa Holdings S.A.	4,773,454
87,362	Owens Corning	3,603,683
57,700	United Rentals, Inc*	5,055,674
46,730	United Technologies Corp.	5,183,759
		29,973,265
Information Technology — 25.5%
65,402	Accenture PLC	6,329,606
62,786	Apple, Inc.	7,874,934
108,592	eBay, Inc.*	6,541,582
7,139	Google, Inc. — Class A*	3,855,345
13,078	Google, Inc. — Class C*	6,807,230
18,061	International Business Machines Corp.	2,937,802
98,308	MasterCard, Inc.	9,189,832
146,234	Microsoft Corp.	6,456,231
107,726	QUALCOMM, Inc.	6,746,879
235,044	Visa, Inc.	15,783,205
		72,522,646
Telecommunication Services — 1.3%
45,185	Crown Castle International Corp.	3,628,355
Total Common Stocks (Cost $214,586,835)		266,965,140

Warrants — 0.2%
20,000	Wells Fargo Co.*	449,800
Total Warrants (Cost $221,300)		449,800

Short-Term Investments — 5.5%

Money Market Funds — 5.5%
15,684,814	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	15,684,814
Total Short-Term Investments (Cost $15,684,814)		15,684,814
Total Investments — 99.6% (Cost $230,492,949)		283,099,754
Other Assets in Excess of Liabilities — 0.4%		1,248,867
NET ASSETS — 100.0%		$284,348,621

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	25.5%
Financials	19.5%
Consumer Discretionary	15.5%
Health Care	12.7%
Industrials	10.5%
Energy	7.6%
Money Market Funds	5.5%
Consumer Staples	1.3%
Telecommunication Services	1.3%
Warrants	0.2%
Other Assets and Liabilities	0.4%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

During the year ended June 30, 2015, the Brown Advisory Equity Income Fund Investor Shares (the “Fund”) rose 2.45%. The S&P 500 Index, the Fund’s benchmark, increased 7.42% during the same period.

Returns to U.S. large-cap equity investors in the past year look reasonable. This return, however, was not broad based. We believe two themes held several sectors back: (1) retreating oil and related commodity prices and (2) fears of rising interest rates. Oil prices peaked almost exactly one year ago, then declined approximately 50% over this past year. Most other industrial commodities have also seen meaningful price declines, including iron ore and copper. Meanwhile, high valuation combined with fears of rising interest rates led to poor performance in the utilities, Real Estate Investment Trusts (“REIT”) and telecom sectors.

Worries over rising interest rates impacted all income-oriented investments, especially during the first half of 2015. The Fund held up well against many of these alternatives. The Fund’s incremental investments have been skewed toward dividend growth, and it has avoided the most expensive bond proxies in the utility, telecom and REIT sectors. However, the Fund could not keep pace with the broader large cap indices because of its income orientation, combined with the strong performance of traditional growth stocks within the S&P 500 Index.

For the Fund’s benchmark, strong performance from the health care, consumer discretionary and information technology sectors over the past year more than made up for a significant decline in the energy sector caused by lower commodity prices. Despite meaningful weightings to the health care and consumer discretionary sectors throughout the period, the performance of the Fund’s holdings in these sectors did not keep pace. The Fund’s best-performing consumer discretionary name was mass retailer Target, which is in the midst of a sweeping operational turnaround. AbbVie was the biggest contributor among the Fund’s health care holdings due to better-than-expected earnings from its growing global pharmaceutical portfolio.

The Fund’s information technology holdings managed to keep pace with the benchmark’s performance, led by strong returns from Apple and Automated Data Processing. However, the Fund remains under-weight the benchmark in the technology sector. It has been a challenge to find enough names in the information technology sector that fit the Fund’s preference for stocks with high dividend yields and growth prospects at attractive valuations.

Two of the Fund’s worst-performing stocks during the year were Ensco and Total, both in the energy sector. Ensco was eliminated after the offshore driller’s financial results deteriorated faster and more substantially than originally anticipated amid falling energy prices. The Fund’s position in integrated oil and gas company Total was reduced.

Overall, the Fund’s preference for pipeline companies such as Plains and Kinder Morgan was a benefit during the year, driving relative outperformance in the energy sector compared to the benchmark. The Fund also benefited from its lack of exposure to the utilities sector, which also performed poorly during the period.

Portfolio turnover for the Fund was 18% over the past year, down from the annual average since inception. Opportunities have been fewer, and we like how the portfolio is currently positioned. The Fund added General Electric following the announcement by the conglomerate’s management team that it would exit most financial-related business areas and refocus on the company’s core industrial products in an effort to improve shareholder returns. Black Stone Minerals LP was also added after the mineral right owner’s recent initial public offering garnered a tepid response from investors because of near-term worries about the direction of oil and natural gas prices.

Among the Fund’s eliminations during the past year, Time Warner Cable was sold as the stock advanced ahead of a buyout proposal from rival cable operator Charter Communications. Also, one series of the Fund’s preferred stock holdings of Public Storage, an operator of self-storage facilities, was called away by the company during the period.

When we look back to the launch of the Fund nearly four years ago, we believe that many of its attributes remain as compelling today as they did then. While the absolute yield is a bit lower and valuation a bit higher than at launch, we believe the yield spread over many stock and bond indices remains high and the beta/risk remains low. We believe the growth profile has improved, and the quality of the companies we invest in remain top of mind for us.

Sincerely,

Mike Foss, CFA
Portfolio Manager

Brian Graney, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2015

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
Performance Chart and Analysis
June 30, 2015

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The S&P 500 (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/15	Year	(12/29/11)
Institutional Shares1	2.60%	13.47%
Investor Shares	2.45%	13.28%
Advisor Shares	2.19%	13.00%
S&P 500 Index	7.42%	17.51%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio2	0.78%	0.93%	1.18%
Net Expense Ratio2	0.78%	0.93%	1.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

2	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Common Stocks — 85.2%

Consumer Discretionary — 12.8%
112,382	Best Buy, Inc.	3,664,777
105,202	GameStop Corp.	4,519,478
121,424	Garmin, Ltd.	5,334,156
32,541	McDonald’s Corp.	3,093,673
55,324	Target Corp.	4,516,098
72,696	V.F. Corp.	5,069,819
		26,198,001
Consumer Staples — 10.7%
169,460	Altria Group, Inc.	8,288,289
71,602	Coca-Cola Co.	2,808,947
68,407	Philip Morris International, Inc.	5,484,189
127,191	Unilever NV ADR	5,321,671
		21,903,096
Energy — 11.9%
144,230	Black Stone Minerals L.P.*	2,483,641
208,372	Kinder Morgan, Inc.	7,999,401
59,589	Occidental Petroleum Corp.	4,634,237
310,749	Plains GP Holdings L.P.	8,029,754
23,160	Total S.A. ADR	1,138,777
		24,285,810
Financials — 10.7%
65,329	Cincinnati Financial Corp.	3,278,209
45,536	Erie Indemnity Co.	3,737,139
80,688	JPMorgan Chase & Co.	5,467,419
118,013	OneBeacon Insurance Group, Ltd.	1,712,369
30,755	T. Rowe Price Group, Inc.	2,390,586
93,183	Wells Fargo Co.	5,240,612
		21,826,334
Health Care — 13.4%
95,642	AbbVie, Inc.	6,426,186
47,320	Johnson & Johnson	4,611,807
72,405	Merck & Co., Inc.	4,122,017
68,736	Novartis AG ADR	6,759,498
92,681	Teva Pharmaceutical Industries, Ltd. ADR	5,477,447
		27,396,955
Industrials — 10.5%
23,624	Copa Holdings S.A.	1,951,106
115,677	General Electric Co.	3,073,538
125,575	Healthcare Services Group, Inc.	4,150,254
84,452	Nielsen Holdings NV	3,780,916
56,784	PACCAR, Inc.	3,623,387
43,382	United Technologies Corp.	4,812,365
		21,391,566
Information Technology — 13.1%
42,531	Accenture PLC	4,116,150
37,831	Apple, Inc.	4,744,953
74,523	Automatic Data Processing, Inc.	5,978,980
151,335	Microsoft Corp.	6,681,440
82,815	QUALCOMM, Inc.	5,186,704
		26,708,227
Materials — 1.2%
20,528	Praxair, Inc.	2,454,123

Telecommunication Services — 0.9%
53,663	Rogers Communications, Inc.	1,906,646
Total Common Stocks (Cost $133,928,449)		174,070,758

Preferred Stocks — 2.2%
177,771	Public Storage, Inc. — Series S	4,412,276
Total Preferred Stocks (Cost $4,385,693)		4,412,276

Real Estate Investment Trusts — 6.7%
111,460	Plum Creek Timber Co., Inc.	4,521,932
220,971	Redwood Trust, Inc.	3,469,245
94,607	W.P. Carey, Inc.	5,576,137
Total Real Estate Investment Trusts (Cost $14,272,871)		13,567,314

Short-Term Investments — 5.6%

Money Market Funds — 5.6%
11,540,445	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	11,540,445
Total Short-Term Investments (Cost $11,540,445)		11,540,445
Total Investments — 99.7% (Cost $164,127,458)		203,590,793
Other Assets in Excess of Liabilities — 0.3%		692,567
NET ASSETS — 100.0%		$204,283,360

PORTFOLIO HOLDINGS
% of Net Assets

Health Care	13.4%
Information Technology	13.1%
Consumer Discretionary	12.8%
Energy	11.9%
Consumer Staples	10.7%
Financials	10.7%
Industrials	10.5%
Real Estate Investment Trusts	6.7%
Money Market Funds	5.6%
Preferred Stocks	2.2%
Materials	1.2%
Telecommunication Services	0.9%
Other Assets and Liabilities	0.3%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

During the year ended June 30, 2015, the Brown Advisory Sustainable Growth Fund Advisor Shares (the “Fund”) increased 13.03% in value. During the same period, the Russell 1000® Growth Index, the Fund’s benchmark, increased 10.56%.

The Fund benefited from strong stock selection in industrials, led by Pall and A.O. Smith. Several consumer discretionary stocks also fueled the gains, including Nike and Amazon.com. We were helped by not having any direct exposure to energy, a sector that experienced significant pressure due to declining commodity prices.

We have been particularly active within health care and over the past year increased our allocation in the sector to 14% of the portfolio from 7% after identifying several names that met our stringent investment criteria. While some of our top health care performers, Novo Nordisk, Bristol-Myers Squibb and Cerner, logged 20% to 40% stock increases during the year, we did not participate in the 40% to 80% stock moves from companies that are sizeable positions in the benchmark. Therefore, our stock selection did not keep up with the benchmark in this sector, but we are very excited about the long-term potential of the new health care companies we added. Alexion Pharmaceuticals is focused on providing life-transforming treatments to patients with severe and life-threatening rare diseases for which there are no effective options. The company’s treatment solution avoids the excessive energy, water and packaging waste associated with kidney dialysis (an alternative treatment) or continued misdiagnoses and ineffective treatments, which are common problems with rare diseases. Bristol-Myers has a large opportunity in cancer immunotherapy which, we believe, will revolutionize how cancer will be treated. We are particularly attracted to Bristol’s leadership in developing PD1 immunotherapy for lung cancer and the company’s large pipeline for use in multiple tumor types in earlier lines of therapy for cancer treatment. IDEXX Laboratories is a leading provider of veterinarian diagnostic, reference lab and consulting services. It is a leading innovator in the industry with a research and development budget that is many times greater than its nearest competitor. The company’s environmental business advantage (EBA) is centered on its water-testing technology, and its poultry and dairy diagnostics. The two businesses help ensure the safety and quality of water and food and together represent a meaningful portion of sales and operating profits. Novo Nordisk is a market leader in the treatment of diabetes. The company has long embraced sustainability to improve product quality and performance while reducing production costs.

Our single greatest contributor to performance over the year was Pall Corporation. On May 13, 2015, Danaher announced its intention to acquire Pall for nearly $14 billion, a 28% premium to its closing price on the day before the Wall Street Journal first reported that Pall was nearing the completion of an auction process to sell itself. As of the end of June, Pall was a meaningful position in the portfolio, and we benefited considerably from the proposed transaction. Pall is a great example of the type of company we look for not only within industrials but across the broader investment landscape. While growth investors may perceive industrials as being overly cyclical, we have historically found excellent opportunities within the sector that meet our investment criteria, including strong fundamentals, compelling valuations and environmental strategies that cut costs, drive revenue growth or improve franchise value. Recall that we have had an overweight to industrials since the beginning of the strategy because we have been able to identify high-quality companies like Pall. While we are disappointed to see Pall leave the portfolio as a stand-alone company, we are happy to continue to own it through Danaher, another holding in the portfolio.

As an ongoing practice, we continually look to strengthen the portfolio by identifying companies with what we believe are attractive business models and greater long-term growth prospects than those that we already own.  This past year was no different. We eliminated a number of names, including Trimble Navigation, Stratasys, Whole Foods, LKQ, IHS, eBay, Cummins, Qualcomm and Borg Warner. These eliminations were due to deteriorating growth prospects or due to a swap with a new name that we believe has more favorable prospects. Many of these new holdings are ideas from our information technology sector research, including Amazon.com, Facebook, NXP Semiconductor and TE Connectivity. We also sold Rockwood Holdings after it was acquired by Albemarle and Waters due to management attrition, which left the strategic direction of the company in question.

Another new holding since our last shareholder letter is Acuity Brands. Acuity is a leading lighting systems provider in North America. More than 40% of sales come from energy-efficient LED lighting and controls versus close to zero just a few years ago. Acuity’s vast breadth of energy-efficient lighting options add value to both new construction and retrofit projects because of the higher quality of light and electricity savings. Finally, we added Delphi Automotive given that the company is at the forefront of the fastest-growing trends in the industry: safety, efficiency and communications. Delphi’s environmental business advantage is its leadership position in offering solutions to vehicle manufacturers to meet tighter regulations for safety, emissions and fuel economy.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2015

To conclude, we made a number of changes to the portfolio over the past year, many of which were incrementally additive to performance. We are pleased with our results and believe that our investment philosophy—seeking companies with strong fundamentals, the potential for sustainable competitive advantages  including EBA and compelling valuation—has helped identify a group of what we believe are high-quality companies that have the potential to perform well over time.

Sincerely,

Karina Funk, CFA
Portfolio Manager

David B. Powell, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book and higher forecasted growth values.  The index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/15	Year	(6/29/12)
Institutional Shares	13.50%	17.42%
Investor Shares	13.34%	17.22%
Advisor Shares	13.03%	16.95%
Russell 1000® Growth Index	10.56%	17.97%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio1	0.77%	0.92%	1.17%
Net Expense Ratio1	0.77%	0.92%	1.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Common Stocks — 96.2%

Consumer Discretionary — 17.4%
19,421	Amazon.com, Inc.*	8,430,462
7,435	Chipotle Mexican Grill, Inc.*	4,498,100
63,912	Delphi Automotive PLC	5,438,272
67,492	Nike, Inc.	7,290,486
136,650	Starbucks Corp.	7,326,490
72,299	TJX Companies, Inc.	4,784,025
		37,767,835
Health Care — 16.1%
28,090	Alexion Pharmaceuticals, Inc.*	5,077,829
98,077	Bristol-Myers Squibb Co.	6,526,044
90,438	Cerner Corp.*	6,245,648
67,684	IDEXX Laboratories, Inc.*	4,341,252
74,735	Novo Nordisk A.S.	4,092,489
66,274	Thermo Fisher Scientific, Inc.	8,599,714
		34,882,976
Industrials — 29.3%
104,603	A. O. Smith Corp.	7,529,324
26,193	Acuity Brands, Inc.	4,714,216
72,171	Canadian National Railway Co.	4,167,875
104,158	Danaher Corp.	8,914,883
51,981	J.B. Hunt Transport Services, Inc.	4,267,120
36,406	Middleby Corp.*	4,085,846
40,337	Pall Corp.	5,019,940
59,224	Stericycle, Inc.*	7,930,686
113,961	Verisk Analytics, Inc.*	8,291,802
89,861	Westinghouse Air Brake Technologies Corp.	8,468,501
		63,390,193
Information Technology — 30.0%
83,772	Akamai Technologies, Inc.*	5,848,961
39,739	Apple, Inc.	4,984,264
79,093	Arm Holdings PLC ADR	3,896,912
102,353	Facebook, Inc.*	8,778,305
8,653	Google, Inc. — Class A*	4,672,966
3,267	Google, Inc. — Class C*	1,700,506
58,134	Intuit, Inc.	5,858,163
66,659	NXP Semiconductors NV*	6,545,914
76,850	salesforce.com, Inc.*	5,351,066
125,626	TE Connectivity, Ltd.	8,077,752
135,625	Visa, Inc.	9,107,219
		64,822,028
Materials — 3.4%
52,109	Ecolab, Inc.	5,891,964
12,358	Praxair, Inc.	1,477,399
		7,369,363
Total Common Stocks (Cost $141,729,276)		208,232,395

Short-Term Investments — 3.9%

Money Market Funds — 3.9%
8,340,722	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	8,340,722
Total Short-Term Investments (Cost $8,340,722)		8,340,722
Total Investments — 100.1% (Cost $150,069,998)		216,573,117
Liabilities in Excess of Other Assets — (0.1)%		(168,483)
NET ASSETS — 100.0%		$216,404,634

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	30.0%
Industrials	29.3%
Consumer Discretionary	17.4%
Health Care	16.1%
Money Market Funds	3.9%
Materials	3.4%
Other Assets and Liabilities	(0.1)%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

During the year ended June 30, 2015, the Brown Advisory Small-Cap Growth Fund Investor Shares (the “Fund”) rose 12.86% in value. During the same period, the Russell 2000® Growth Index, the Fund’s benchmark, increased 12.34%.

Driven by modest improvement in the U.S. economy and highly accommodative Federal Reserve monetary policy (i.e., zero percent interest rates), small-cap equities extended their long-term run. While earnings growth has been supportive, multiple expansion has played a large part in the recent market appreciation. With a dearth of sustained growth in the developed world and unappealing return on what are perceived to be safer assets, investors have been increasingly willing to pay a higher and higher price for the shares of companies that have secular growth dynamics. Furthermore, merger and acquisition activity has remained robust, which historically has been supportive of the relative valuation of small-cap equities and their absolute and relative returns.

While the overall environment for smaller growth companies has been exceptionally favorable of late, we constantly remind ourselves that, in the world of equity prices, it is change at the margin that matters most. For this reason, we remain diligent in understanding the expectations embedded in the individual stocks we own and those that fall into our extensive new idea pipeline. A core tenet of this strategy has always been to drive return through individual stock selection against a specific investment thesis, but to maintain discipline around diversification and valuation dynamics to ensure that we have the potential to achieve the best risk-adjusted returns possible.

Heading into fiscal year 2016, we are wholly focused on the things we can control. First, we continue to build out the top of our idea funnel via hundreds of company management interactions per quarter. It is likely that the number of companies we know and understand deeply that we do not own has never been higher. Secondly, we continue to stress test the portfolio in seeking to ensure that our original investment theses remain intact and that we are incremental buyers over the long-term. And third, we remain committed to driving a collaborative process that takes advantage of the breadth of knowledge across our entire research team and the robust investment network possessed by our firm. By focusing on these process elements, we are hopeful that we are not only positioned to do well in strong equity markets, but we have the potential to capitalize on opportunities and perform relatively well should more volatile market times lay ahead.

During the past year, portfolio returns were driven entirely by security selection, while sector allocation remained a headwind. The primary detractor at the subsector level was our meaningful underweight in biotechnology. Importantly, however, our stock picking in the vertical has been strong, with two of our top five performers coming from the area. In such a high-risk area, our goal is to positively skew the outcome set by setting a high hurdle for scientific efficacy backed by strong data, the size of the addressable market opportunity, balance sheet strength, management acumen and pipeline value, if applicable. As always, we tend to emphasize the companies we own and spend less time focusing on what the benchmark owns, in keeping with our non-benchmark-oriented philosophy.

Overall, sector allocation did not change dramatically during the past year. We were overweight in industrials and information technology, and underweight in consumer discretionary, energy, health care and materials. At times, the Global Industry Classification Standard (GICS) methodology does not necessarily align with our internal view of the appropriate sector designations for our holdings. When making our internal adjustments, our weighting in consumer discretionary, health care and financials increases, while our weighting in information technology and industrials decreases. We believe that the portfolio remains relatively eclectic and diverse despite its above-average concentration as measured by the weight of our top 10 holdings and the total number of positions owned.

Our top and bottom contributors for the year were spread across many sectors, with no particular sector driving performance on either side of the ledger. Fair Isaac Corporation was the largest contributor to performance. The company put up solid results with a positive forward outlook. Fair Isaac’s management team has executed well against its long-term plan to drive the “consumerization” of its FICO score product and to increase the proportion of its business sold on a subscription basis. MAXIMUS, a multiyear holding, was the second largest contributor. The company reported solid, double-digit growth, as numerous states and some international governments outsourced the administration of their health care and human services programs. Receptos, a clinical-stage biopharmaceutical company, had excellent returns during the period due to strong clinical data supporting its multiple sclerosis franchise. Broadridge, the fund’s largest holding, and Dyax Corp., an earlier-stage biotechnology company, rounded out the Fund’s top-five contributors for the trailing 12 months.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2015

There was no apparent theme to the detractors for the trailing 12 months. Helix Energy Solutions, a leader in well intervention services, declined with the price of oil. Fortunately, we exited the majority of our position at relatively attractive prices, muting the negative impact of our lone energy holding. Interactive Intelligence, a leading contact center software company, pulled back approximately 20% as it continues to transition its revenue model from license to subscription, which is a long-term positive but optically negative in the short run. E2 Open, a relatively small position, saw its revenue outlook impaired as three meaningful customers were acquired, leading to the loss of their business. Ascent Capital Group, a home security company, and Applied Micro Circuits, a semiconductor holding, made up the remainder of our bottom five contributors.

We added a number of new holdings during the past year, which reflects a healthy pipeline driven by a productive team effort. The recent additions replaced companies that were eliminated due to merger and acquisition activity, lower conviction in our original investment thesis or attainment of our long-term price objectives. The period turnover was relatively low, consistent with our history and in line with our desire to be business owners and not stock traders.

In sum, we have been heavily engaged in due diligence over the past year, conducting face-to-face meetings with the management teams of the majority of our portfolio companies along with dozens of other companies that we are considering as potential new ideas for the portfolio. We seek companies that offer us the potential for growth (through large and/or growing end markets and a differentiated product, service or business model), the potential for sustainable results (through favorable competitive positioning and/or strong management), and the potential for value creation (through high or improving margins and capital efficiency). We look to purchase these businesses at what we believe are attractive prices when we have a non-consensus view. We will maintain this discipline going forward as we strive for competitive risk-adjusted returns across the small-cap growth asset class.

Sincerely,

Christopher A. Berrier
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Growth Index (“Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One	Five	Ten
as of 6/30/15	Year	Year	Year
Institutional Shares	12.98%	17.84%	9.76%
Investor Shares	12.86%	17.74%	9.88%
Advisor Shares1	12.54%	17.36%	9.45%
Russell 2000® Growth Index	12.34%	19.33%	9.86%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio2	1.01%	1.16%	1.41%
Net Expense Ratio2	1.01%	1.16%	1.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1
Performance information for Advisor Shares, prior to commencement of operations on April 25, 2006, is based on the performance of Investor Shares, and adjusted for the higher expenses applicable to Advisor Shares.

2	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Common Stocks — 94.9%

Consumer Discretionary — 6.9%
61,580	2U, Inc.*	1,982,260
81,315	Ascent Capital Group, Inc.*	3,475,403
75,516	Black Diamond, Inc.*	697,768
115,927	Bright Horizons Family Solutions, Inc.*	6,700,581
14,328	CoStar Group, Inc.*	2,883,653
27,971	Krispy Kreme Doughnuts, Inc.*	538,722
98,111	Liberty TripAdvisor Holdings, Inc.*	3,161,136
		19,439,523
Consumer Staples — 2.1%
25,459	PriceSmart, Inc.	2,322,879
45,058	Treehouse Foods, Inc.*	3,651,050
		5,973,929
Financials — 6.8%
118,440	Capitol Acquisition Corp. II*	1,249,542
84,020	City National Corp.	7,594,568
125,571	ConnectOne Bancorp, Inc.	2,703,543
60,883	Patriot National, Inc.*	974,128
115,246	Prosperity Bancshares, Inc.	6,654,304
		19,176,085
Health Care — 15.9%
47,772	Acceleron Pharma, Inc.*	1,511,506
14,976	Alder Biopharmaceuticals, Inc.*	793,279
49,373	Cardiovascular Systems, Inc.*	1,305,916
87,875	Charles River Laboratories International, Inc.*	6,181,127
37,948	Coherus BioSciences, Inc.*	1,096,697
118,191	Dyax Corp.*	3,132,062
9,348	Endologix, Inc.*	143,398
41,741	Henry Schein, Inc.*	5,932,231
71,248	IDEXX Laboratories, Inc.*	4,569,847
28,605	Incyte Corp.*	2,980,927
12,778	Laboratory Corp. of America Holdings*	1,548,949
59,179	Medidata Solutions, Inc.*	3,214,603
139,906	Novadaq Technologies, Inc.*	1,694,262
66,197	Omeros Corp.*	1,190,884
19,414	Receptos, Inc.*	3,689,631
2,174	Teladoc, Inc.*	41,306
19,506	Ultragenyx Pharmaceutical, Inc.*	1,997,219
89,038	WuXi PharmaTech, Inc. ADR*	3,762,746
		44,786,590
Industrials — 24.9%
94,398	Advisory Board Company*	5,160,739
86,371	CEB, Inc.	7,519,459
40,552	Colfax Corp.*	1,871,475
92,339	DigitalGlobe, Inc.*	2,566,101
91,085	ESCO Technologies, Inc.	3,407,490
96,360	Healthcare Services Group, Inc.	3,184,698
90,850	HEICO Corp.	5,296,555
123,191	Hexcel Corp.	6,127,520
66,630	IDEX Corp.	5,235,785
189,487	Knight Transportation, Inc.	5,066,882
80,274	Landstar System, Inc.	5,367,922
108,849	Roadrunner Transportation Systems, Inc.*	2,808,304
75,922	Team, Inc.*	3,055,861
204,881	Waste Connections, Inc.	9,653,993
68,504	Woodward, Inc.	3,767,035
		70,089,819
Information Technology — 36.7%
89,582	Blackbaud, Inc.	5,101,695
200,148	Broadridge Financial Solutions, Inc.	10,009,401
202,103	BroadSoft, Inc.*	6,986,701
55,784	Cavium, Inc.*	3,838,497
130,442	CoreLogic, Inc.*	5,177,243
23,871	Demandware, Inc.*	1,696,751
75,042	Electronics For Imaging, Inc.*	3,265,077
91,797	Fair Isaac Corp.	8,333,332
211,056	Genpact, Ltd.*	4,501,824
18,236	Global Payments, Inc.	1,886,514
109,798	HomeAway, Inc.*	3,416,914
83,453	Informatica Corp.*	4,044,967
196,643	Interactive Intelligence Group, Inc.*	8,744,714
113,113	M/A-COM Technology Solutions Holdings, Inc.*	4,326,572
125,587	MAXIMUS, Inc.	8,254,834
28,289	Monotype Imaging Holdings, Inc.	682,048
169,725	Pegasystems, Inc.	3,885,005
21,247	SPS Commerce, Inc.*	1,398,053
99,567	Synchronoss Technologies, Inc.*	4,553,199
33,500	Ultimate Software Group, Inc.*	5,505,390
31,850	WEX, Inc.*	3,629,944
188,028	Xoom Corp.*	3,958,930
		103,197,605
Telecommunication Services — 1.6%
134,749	Cogent Communications Holdings, Inc.	4,559,906
Total Common Stocks (Cost $173,277,727)		267,223,457

Private Placements — 0.9%
18,000	Greenspring Global Partners IV-B, L.P.*†^	2,557,825
74,769	Greenspring Global Partners V-B, L.P.*†~	107,782
Total Private Placements (Cost $764,907)		2,665,607

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Short-Term Investments — 4.6%

Money Market Funds — 4.6%
12,768,180	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	12,768,180
Total Short-Term Investments (Cost $12,768,180)		12,768,180
Total Investments — 100.4% (Cost $186,810,814)		282,657,244
Liabilities in Excess of Other Assets — (0.4)%		(1,042,788)
NET ASSETS — 100.0%		$281,614,456

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	36.7%
Industrials	24.9%
Health Care	15.9%
Consumer Discretionary	6.9%
Financials	6.8%
Money Market Funds	4.6%
Consumer Staples	2.1%
Telecommunication Services	1.6%
Private Placements	0.9%
Other Assets and Liabilities	(0.4)%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
^
Security is exempt from registration under Regulation D of the Securities Act of 1933.  Security is fair valued under the supervision of the Board of Trustees and was acquired from February 2008 to February 2015 as part of a $2,000,000 capital commitment.  At June 30, 2015, $1,800,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933.  Security is fair valued under the supervision of the Board of Trustees and was acquired from October 2012 to June 2015 as part of a $100,000 capital commitment.  At  June 30, 2015, $74,769 of the capital commitment has been fulfilled by the Fund.

†	All or a portion of this security is considered illiquid. At June 30, 2015, the total market value of securities considered illiquid was $2,665,607 or 0.9% of net assets.
#	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

During the year ended June 30, 2015, the Brown Advisory Small-Cap Fundamental Value Fund Investor Shares (the “Fund”) increased 3.90% in value. During the same period, the Russell 2000® Value Index, the Fund’s benchmark, increased 0.78%.

For the year ended June 30, 2015, the Fund’s relative outperformance resulted from a combination of strong absolute performance in consumer discretionary (up 21%) and consumer staples (up 36%) as well as meaningful stock selection in energy, information technology and financials. Despite being underweight in the financials (31% vs. 40%) and consumer staples (1.9% vs. 2.7%) sectors, the Fund outperformed its benchmark.

Denny’s was the Fund’s largest individual contributor to performance during the year. Denny’s reported improving same-store sales as the year progressed, as the company’s remodel program and new advertising campaign drove increasing traffic to its restaurants. The company raised 2014 guidance after its third-quarter report, and the management team has continued to return money to shareholders through an aggressive share-repurchase program. From the start of the year through the end of September 2014, Denny’s bought back 6% of its outstanding shares. Core-Mark and Broadridge also contributed to returns, with both benefiting from solid operational performance and commendable capital-allocation decisions.

The largest detractor from performance was RigNet. Recall, one year ago, RigNet was the Fund’s largest contributor. Over the past year, RigNet fell because of the declining price of oil and geopolitical unrest. EnPro Industries also fell during the period as the company felt the impact from energy end markets slowing.

The fund added 14 new names over the course of the year. Sizeable additions included Diamond Resorts, Clearwater Paper and Cash America. Diamond Resorts is a timeshare and hospitality services company that makes money in three ways: managing resorts, selling vacation ownership interests (timeshares) and financing the sales of the vacation ownership interests (VOIs). Diamond was formed in 2007 when timeshare veteran Stephen Cloobeck and his company Diamond Resorts LLC, in partnership with Soros Strategic Partners, took private the Sunterra Corp. Sunterra was a troubled company that went through bankruptcy and an accounting scandal. After these issues, Stephen Cloobeck removed all remaining Sunterra management, naming David Palmer as president and CEO, and hired current CFO Alan Bentley. Both David and Alan have previous experience working with and restructuring distressed companies. The new owners cleaned up the business, reduced leverage and took it public as Diamond in 2013. We believe that the stock is undervalued at 7x EBITDA and a high single-digit free cash flow (FCF) yield. The low valuation is partly because the timeshare industry overall, and Diamond in particular, suffers from negative perceptions due to the history of bad actors in the space. We believe this is misplaced in the case of Diamond, as its current management team has demonstrated its commitment to cleaning up the mess of the old Sunterra. More importantly, we believe that Diamond’s cash flows deserve a considerably higher valuation due to the nature of its management contracts (cost-plus arrangements with homeowners associations, none of which has ever been terminated), inventory-light model (Diamond does not need to build new resorts to grow) and large net-operating loss balance. We see a number of potential catalysts ahead that may close the valuation gap, including the upcoming spin-off of Starwood’s timeshare business later in 2015 that should further focus investors’ attention on the space.

Clearwater is a leading North American producer of private-label tissue and paperboard products. We believe that Clearwater is on the verge of seeing significant margin expansion and growth in free cash flow that is currently underappreciated by the market today. The management team at Clearwater has done an admirable job utilizing the cash flows from its strong paperboard platform to develop a leading private-label tissue business in the predictable and relatively consolidated North American market. We believe that completion of its Shelby, N.C., through air dried facility is a significant catalyst for Clearwater for a number of reasons: the new capacity may allow it to close the “quality gap” with the branded manufacturers and still maintain lower prices; it enhances the existing platform to gain increasing market share from consumer acceptance of quality private-label products; it yields operational efficiencies that have the potential to help drive margins closer to long-term targets (15-17%); and it sets up an inflection point in free cash flow growth and return of capital to shareholders as capex drops by 60% from 2012 levels.

Cash America International is one of the largest pawn lenders in the United States, with nearly $265 million in pawn loan balances across 21 states and 860 lending locations. In October 2014, the company announced its intention to spin out its legacy e-commerce lending segment Enova into a separate publically traded company. We believe that the spin created a near pure play pawn lender in CSH which, in our opinion, generates more stable free cash flow and faces less regulatory risk than its e-commerce counterpart. This follows several recent strategic exits from other non-core markets. The company could be in a net cash position following the sale of its remaining 20% stake in the spin-co which, in conjunction with strong free cash flow generation, has the potential to allow the company to begin a more meaningful return of capital. At the time we established our initial position, CSH was trading at less than 6x 2015E adjusted EBITDA, well below close peer comparables.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2015

During the year, there were nine deletions from the Fund’s portfolio, three of which were a result of corporate actions. We sold Susser Petroleum after the announcement of the Susser Holdings transaction with Energy Transfer Partners. NorthStar Realty Finance Corp completed its announced spin-off on July 1 of NorthStar Asset Management, and we sold our remaining stake in the realty-finance company to increase our position in the new asset-management spin-off. GFI Group was subject to a bidding war between CME Group and BGC Partners, and we sold our position in excess of the current buyout offer as market participants began speculating.

While valuations have risen over the long-term, the rapid ascent from the lows during the second half of 2014 is especially remarkable. Valuation multiples have increased from less than 8.5x to nearly 10.0x. This is due to a 12% rise in share prices and to reduced expectations for operating performance in 2015. As part of our portfolio management process, we remain mindful of the risks (and short opportunities) associated with higher valuations. We are tracking the higher prices and will trim positions when appropriate. Despite the rise in equity prices, we believe that our pipeline is strong and should allow us to continue to seek out attractive investment opportunities.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 2000® Value Index (“Index”) measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

			Since
Average Annual Total Return	One	Five	Inception
as of 6/30/15	Year	Year	(12/31/08)
Institutional Shares1	4.04%	19.62%	18.33%
Investor Shares	3.90%	19.45%	18.15%
Advisor Shares2	3.61%	19.15%	17.86%
Russell 2000® Value Index	0.78%	14.81%	14.17%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio3	1.08%	1.23%	1.48%
Net Expense Ratio3	1.08%	1.23%	1.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

2	Performance information for Advisor Shares, prior to commencement on July 28, 2011, is based on the performance of Investor Shares, and adjusted for the higher expenses applicable to Advisor Shares.
3	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Common Stocks — 92.9%

Consumer Discretionary — 14.0%
256,965	Ascent Capital Group, Inc.*	10,982,684
330,753	Cato Corp	12,819,986
469,546	Core-Mark Holding Co., Inc.	27,820,600
322,396	Culp, Inc.	9,994,276
1,935,431	Denny’s Corp.*	22,470,354
617,676	Destination Maternity Corp.	7,202,102
721,583	Diamond Resorts International, Inc.*	22,765,944
211,808	Starz, Inc.*	9,472,054
		123,528,000
Consumer Staples — 1.3%
124,292	Casey’s General Stores, Inc.	11,899,716

Energy — 4.5%
182,986	Bristow Group, Inc.	9,753,154
455,350	Exterran Holdings, Inc.	14,867,177
493,714	RigNet, Inc.*	15,092,837
		39,713,168
Financials — 30.4%
1,843,664	American Capital, Ltd.*	24,981,647
479,907	American Equity Investment Life Holding Co.	12,947,891
271,373	Assurant, Inc.	18,181,991
559,314	Capitol Federal Financial, Inc.	6,734,141
825,161	Cash America International, Inc.	21,610,967
167,565	Farmers Capital Bank Corp.*	4,763,873
987,431	Forest City Enterprises, Inc.*	21,822,225
645,626	Maiden Holdings, Ltd.	10,187,978
355,615	Medley Management, Inc.†	4,210,482
479,907	National General Holdings Corp.	9,996,463
858,996	NorthStar Asset Management Group, Inc.	15,882,836
336,520	OceanFirst Financial Corp.†	6,276,098
769,917	Oritani Financial Corp.	12,357,168
303,823	Pacific Premier Bancorp, Inc.*	5,152,838
307,966	Patriot National, Inc.*	4,927,456
263,085	Renasant Corp.	8,576,571
173,650	StanCorp Financial Group, Inc.	13,129,676
1,039,911	Synovus Financial Corp.	32,050,057
2,037,698	TFS Financial Corp.†	34,274,080
		268,064,438
Health Care — 2.8%
147,080	Addus HomeCare Corp.*	4,097,649
497,170	Air Methods Corp.*	20,553,008
		24,650,657
Industrials — 15.4%
797,542	Albany International Corp.†	31,742,172
508,214	DigitalGlobe, Inc.*	14,123,267
539,600	EnPro Industries, Inc.	30,875,912
883,855	Federal Signal Corp.	13,178,278
393,712	Kadant, Inc.	18,583,207
579,338	McGrath RentCorp	17,629,255
292,085	Thermon Group Holdings, Inc.*	7,030,486
90,370	TriMas Corp.*	2,674,952
		135,837,529
Information Technology — 13.1%
473,657	Broadridge Financial Solutions, Inc.	23,687,586
266,081	CoreLogic, Inc.*	10,560,755
838,973	CTS Corp.†	16,167,010
65,598	DST Systems, Inc.	8,264,036
604,198	EchoStar Corp.*	29,412,359
349,397	Electro Rent Corp.	3,794,451
187,083	MAXIMUS, Inc.	12,296,966
169,174	MTS Systems Corp.	11,664,547
		115,847,710
Materials — 9.0%
392,209	Clearwater Paper Corp.*	22,473,576
276,204	Deltic Timber Corp.	18,682,439
317,635	Innophos Holdings, Inc.	16,720,306
142,756	KMG Chemicals, Inc.	3,631,713
296,922	Neenah Paper, Inc.	17,506,521
		79,014,555
Telecommunication Services — 2.4%
310,729	Atlantic Tele-Network, Inc.	21,465,159
Total Common Stocks (Cost $683,161,423)		820,020,932

Real Estate Investment Trusts — 3.0%
1,444,460	Campus Crest Communities, Inc.	8,002,309
2,558,342	MFA Financial, Inc.	18,906,147
Total Real Estate Investment Trusts (Cost $29,856,810)		26,908,456

Short-Term Investments — 3.9%

Money Market Funds — 3.9%
34,048,210	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	34,048,210
Total Short-Term Investments (Cost $34,048,210)		34,048,210
Total Investments — 99.8% (Cost $747,066,443)		880,977,598
Other Assets in Excess of Liabilities — 0.2%		1,602,770
NET ASSETS — 100.0%		$882,580,368
PORTFOLIO HOLDINGS
% of Net Assets

Financials	30.4%
Industrials	15.4%
Consumer Discretionary	14.0%
Information Technology	13.1%
Materials	9.0%
Energy	4.5%
Money Market Funds	3.9%
Real Estate Investment Trusts	3.0%
Health Care	2.8%
Telecommunication Services	2.4%
Consumer Staples	1.3%
Other Assets and Liabilities	0.2%
100.0%

*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At June 30, 2015, the total market value of securities considered illiquid was $24,003,547 or 2.7% of net assets.
#	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Opportunity Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

During the year ended June 30, 2015 the Brown Advisory Opportunity Fund (the “Fund”) increased 7.39% in value. During the same period, the Russell 3000® Index, the Fund’s benchmark, increased 7.29%.

Consumer discretionary and healthcare stocks were the biggest positive contributors to performance this period. Biotechnology continued to outperform the broader market and portfolio stock selection within the health care sector was very strong for the year. Receptos which is our largest biotechnology holding, was our best performing stock overall. The company has a robust drug development program and it is currently developing a drug for the treatment of multiple sclerosis with promising efficacy and safety indications. In July after the fiscal-year end, news was released that the company would be acquired by Celgene. In terms of the consumer stocks, Under Armour, the fast growing sports apparel company, continued to perform well as it grows its topline revenue at an impressive pace.

Energy has been a challenging sector over the course of the last 12 months. The swooning price of crude oil dragged the entire energy sector down during the first half of the fiscal year. Many industrial companies with exposure to the energy complex have also come under pressure as well. The decline was exacerbated when the Organization of the Petroleum Exporting Countries, which controls the majority of excess oil production capacity, announced that it would not reduce production levels in order to support the price of crude. We held several quality crude oil-related businesses in the portfolio which corrected sharply when expectations for profitability declined in response to lower oil prices. We consolidated our positions into what we view as the highest quality companies that offer specialized technology to the marketplace. Historically, the best opportunities for long-term outperformance in the energy sector have been during periods when oil prices are low. Yet we are cognizant of the fact that a recovery may take some time to play out.

Despite the fact that markets continue to trade higher on an absolute basis, market volatility has increased, and we have been able to find opportunities that we believe have either been ignored or misunderstood by Wall Street. We will continue to populate the portfolio with these ideas as we believe that this approach has the potential to produce competitive returns over the long-term.

Sincerely,

Maneesh Bajaj, CFA
Portfolio Manager

Eric Gordon, CFA
Portfolio Manager

Paul Li, Ph.D., CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Opportunity Fund
A Message to Our Shareholders
June 30, 2015

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Opportunity Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based securities market index. The Russell 3000® Index (“Index”) measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One	Five	Ten
as of 6/30/15	Year	Year	Year
Investor Shares	7.39%	17.49%	6.93%
Russell 3000® Index	7.29%	17.54%	8.15%

Investor Shares
Gross Expense Ratio1	1.56%
Net Expense Ratio1	1.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Opportunity Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Common Stocks — 98.0%

Consumer Discretionary — 17.1%
6,703	2U, Inc.*	215,770
1,000	Alibaba Group Holding, Ltd.*	82,270
443	Amazon.com, Inc.*	192,302
4,239	Best Buy, Inc.	138,234
3,028	Bright Horizons Family Solutions, Inc.*	175,018
171	Chipotle Mexican Grill, Inc.*	103,453
1,914	Garmin, Ltd.	84,082
7,322	Krispy Kreme Doughnuts, Inc.*	141,022
2,191	Lowe’s Companies, Inc.	146,731
151	Priceline Group, Inc.*	173,857
3,165	Starbucks Corp.	169,691
2,534	Under Armour, Inc.*	211,437
		1,833,867
Consumer Staples — 4.4%
1,424	Estee Lauder Companies, Inc.	123,404
1,540	Mead Johnson Nutrition Co.	138,939
1,702	PriceSmart, Inc.	155,290
1,388	Whole Foods Market, Inc.	54,743
		472,376
Energy — 6.1%
1,501	FMC Technologies, Inc.*	62,276
2,762	Occidental Petroleum Corp.	214,801
4,732	Oceaneering International, Inc.	220,464
1,914	Phillips 66	154,192
		651,733
Financials — 16.8%
11,902	American Capital, Ltd.*	161,272
1,421	Ameriprise Financial, Inc.	177,526
6,902	Charles Schwab Corp.	225,350
2,946	ConnectOne Bancorp, Inc.	63,427
5,894	Forest City Enterprises, Inc.*	130,258
3,468	JPMorgan Chase & Co.	234,992
1,914	Prosperity Bancshares, Inc.	110,514
1,738	Realogy Holdings Corp.*	81,199
11,009	Regions Financial Corp.	114,053
2,888	SunTrust Banks, Inc.	124,242
5,821	Synovus Financial Corp.	179,403
11,546	TFS Financial Corp.	194,204
		1,796,440
Health Care — 15.8%
1,539	Acceleron Pharma, Inc.*	48,694
1,293	athenahealth, Inc.*	148,152
2,126	Baxter International, Inc.	148,671
2,495	Bristol-Myers Squibb Co.	166,017
991	Coherus BioSciences, Inc.*	28,640
2,269	DaVita HealthCare Partners, Inc.*	180,317
5,306	Dyax Corp.*	140,609
2,702	Express Scripts Holding Co.*	240,316
413	Intuitive Surgical, Inc.*	200,099
822	Merck & Co., Inc.	46,796
2,194	Omeros Corp.*	39,470
920	Receptos, Inc.*	174,846
11,976	Tandem Diabetes Care, Inc.*	129,820
		1,692,447
Industrials — 11.2%
2,427	Albany International Corp.	96,595
3,751	Colfax Corp.*	173,109
1,412	EnPro Industries, Inc.	80,795
2,106	Fastenal Co.	88,831
5,164	General Electric Co.	137,207
2,481	HEICO Corp.	144,642
2,048	Hexcel Corp.	101,867
2,904	McGrath RentCorp	88,369
1,703	United Rentals, Inc.*	149,217
2,629	Woodward, Inc.	144,569
		1,205,201
Information Technology — 23.4%
2,706	Apple, Inc.	339,400
4,294	BroadSoft, Inc.*	148,444
1,934	Check Point Software Technologies, Ltd.*	153,850
1,731	Demandware, Inc.*	123,039
2,223	eBay, Inc.*	133,913
5,191	Electro Rent Corp.	56,374
1,466	Facebook, Inc.*	125,731
2,460	Fair Isaac Corp.	223,319
143	Google, Inc. — Class A*	77,226
143	Google, Inc. — Class C*	74,433
2,763	Interactive Intelligence Group, Inc.*	122,871
3,584	M/A-COM Technology Solutions Holdings, Inc.*	137,088
2,991	National Instruments Corp.	88,115
1,579	NXP Semiconductors NV*	155,058
4,511	Pegasystems, Inc.	103,257
2,246	salesforce.com, Inc.*	156,389
2,573	Stratasys, Ltd.*	89,875
2,960	Visa, Inc.	198,764
		2,507,146
Materials — 2.6%
1,711	Ecolab, Inc.	193,463
692	Praxair, Inc.	82,728
		276,191
Telecommunication Services — 0.6%
2,350	Zayo Group Holdings, Inc.*	60,442
Total Common Stocks (Cost $7,781,369)		10,495,843

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Opportunity Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Short-Term Investments — 2.0%

Money Market Funds — 2.0%
210,435	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	210,435
Total Short-Term Investments (Cost $210,435)		210,435
Total Investments — 100.0% (Cost $7,991,804)		10,706,278
Liabilities in Excess of Other Assets — 0.0%		(984)
NET ASSETS — 100.0%		$10,705,294

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	23.4%
Consumer Discretionary	17.1%
Financials	16.8%
Health Care	15.8%
Industrials	11.2%
Energy	6.1%
Consumer Staples	4.4%
Materials	2.6%
Money Market Funds	2.0%
Telecommunication Services	0.6%
Other Assets and Liabilities	0.0%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Multi-Strategy Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

As of June 30, 2015, the Brown Advisory Multi-Strategy Fund (the “Fund”) increased 1.23% in value since its inception on October 31, 2014. During the same period, the S&P Balanced Equity and Bond – Moderate Index, the Fund’s benchmark, increased 2.56%.

Since the inception of the Fund, financial markets have been quite choppy, driven by macroeconomic and political events (e.g., potential Federal Reserve action, Greek crisis, China slowdown, etc.) more than underlying company fundamentals. Overall, market performance has been subdued, with U.S., international and bond markets all producing small, positive returns.  Security selection has been challenged in this market, particularly in the U.S. equity and fixed income markets.

The largest contributor to performance was the Brown Advisory Emerging Market Small-Cap Fund, which has generated a 17.00% return (versus 4.74% for the MSCI Emerging Markets Small-Cap Index), since it was added to the Multi-Strategy Fund in November. The strong performance of the Brown Advisory Emerging Markets Small-Cap Fund was driven by its emphasis on opportunities in emerging Asia. In particular, it was overweight China and Hong Kong from November to April, then aggressively took profits before the Chinese equity market fell in June.

The largest detractor was the Brown Advisory Value Equity Fund, which was eliminated from the portfolio in January. From the inception of the Fund to when it was sold in January, the Brown Advisory Value Equity Fund declined 4.4% in value (versus +0.4% for the Russell 1000® Value Index). The underperformance was driven by an overweight exposure to the energy sector while oil prices fell significantly. Additional detractors from the relative performance of the Fund were the Brown Advisory Flexible Equity Fund and the Brown Advisory Total Return Bond Fund. These are the Fund’s two largest underlying holdings, and both underperformed their respective indices by just over 1%.

Overall, the market environment has been somewhat challenging as macroeconomic and political headlines drove stock and bond prices. Additionally, equity market valuations have moved significantly higher over the last three years, and interest rates remain at historical lows.  Putting this together, we do not believe that this is an attractive environment for making significant asset allocation or geographic tilts. However, we believe that all the macro headlines have created distortions within many markets that can be taken advantage of by conducting deep, fundamental, security-specific research and implementing decisions with a long-term time horizon. Furthermore, stock market and credit market correlations have declined, so we believe that moving forward, the market will differentiate more between securities. Therefore, we believe that the key driver of performance over the coming quarters will be individual security selection. We have confidence that our underlying managers can add value in this environment.

Sincerely,

Paul Chew, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is considered a “funds of funds” and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than they would if they invested directly in the underlying funds. The Fund may invest in foreign securities, which involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in small and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that an investor should be aware of, including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. In addition, the Fund is susceptible to risks from investments in derivatives, U.S. Government securities, private placements, REITs and municipal securities.

Fund holdings and sector allocations are subject to change and should not be considered as a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Multi-Strategy Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The S&P Balanced Equity and Bond – Moderate Index is the moderate profile of the S&P Balanced Equity and Bond Series which combines investable S&P indices for core equity and fixed income to provide a regulary rebalanced multi-asset measure for conservative, moderate and growth risk-reward profiles.  The index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Since
Cumulative Total Return	Inception
as of 6/30/15	(10/31/14)
Institutional Shares	1.23%
S&P Balanced Equity and Bond – Moderate Index	2.56%

Institutional Shares
Gross Expense Ratio1	1.80%
Net Expense Ratio1	1.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

1	Per the Fund’s prospectus dated October 31, 2014, as amended May 7, 2015.

www.brownadvisoryfunds.com

Brown Advisory Multi-Strategy Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Affiliated Mutual Funds (Note 3) — 96.6%

Domestic Equity Funds — 41.6%
44,560	Brown Advisory Flexible Equity Fund —
	Institutional Shares	709,389
6,884	Brown Advisory Small-Cap
	Fundamental Value Fund —
	Institutional Shares	162,521
2,580	Brown Advisory Small-Cap Growth Fund* —
	Institutional Shares	92,664
		964,574
Foreign Equity Funds — 18.0%
12,069	Brown Advisory — Somerset Emerging
	Markets Fund — Institutional Shares	117,555
20,215	Brown Advisory — WMC Strategic
	European Equity Fund — Institutional Shares	206,191
8,038	Brown Advisory Emerging
	Markets Small-Cap Fund* —
	Institutional Shares	94,042
		417,788
Bond Funds — 37.0%
23,630	Brown Advisory Strategic Bond Fund —
	Investor Shares	232,283
63,740	Brown Advisory Total Return Fund —
	Institutional Shares	626,562
		858,845
Total Affiliated Mutual Funds (Cost $2,209,444)		2,241,207

Short-Term Investments — 3.3%

Money Market Funds — 3.3%
75,322	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	75,322
Total Short-Term Investments (Cost $75,322)		75,322
Total Investments — 99.9% (Cost $2,284,766)		2,316,529
Other Assets in Excess of Liabilities — 0.1%		2,693
NET ASSETS — 100.0%		$2,319,222

PORTFOLIO HOLDINGS
% of Net Assets

Domestic Equity Funds	41.6%
Bond Funds	37.0%
Foreign Equity Funds	18.0%
Money Market Funds	3.3%
Other Assets and Liabilities	0.1%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder,

For the year ended June 30, 2015, the Brown Advisory Intermediate Income Fund Investor Shares (the “Fund”) returned 1.01%, lagging the Fund’s benchmark, the Barclays Intermediate U.S. Aggregate Bond Index, which returned 1.89%.

Throughout the year, we positioned the Fund conservatively with regard to duration in the belief that interest rates were more likely to rise than to fall. We were also positioned in anticipation of a flattening yield curve (shorter rates rising more quickly than longer rates) and expressed that view generally by holding floating-rate corporate bonds and longer, tax-exempt municipal bonds. These securities were relatively inexpensive (higher yields) compared with their taxable counterparts in the Treasury or corporate markets. Although the yield curve flattened, with 10-year Treasuries falling from 2.53% to 2.35% and shorter rates rising amid expectations of an approaching Fed “lift off” from the zero rate policy, much of this appropriate positioning languished because of declining municipal bond prices. A large portion of the supply for the first half of 2015 was related to refundings of existing issues. This, combined with credit concerns in Puerto Rico and Chicago, kept the tax-free market on edge and seemed to cause a supply/demand imbalance.

During this time of increased volatility, we remain focused on our core philosophy of seeking sectors and bonds that we believe are underpriced on a fundamental basis while maintaining the core stability that investors may expect from what we believe is a high-quality, intermediate bond fund.

Sincerely,

Paul D. Corbin
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Barclays Intermediate US Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One	Five	Ten
as of 6/30/15	Year	Year	Year
Investor Shares	1.01%	2.42%	3.80%
Advisor Shares	0.78%	2.19%	3.54%
Barclays Intermediate US Aggregate Bond Index	1.89%	2.89%	4.22%

	Investor Shares	Advisor Shares
Gross Expense Ratio1	0.63%	0.88%
Net Expense Ratio1	0.57%	0.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2015

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 26.8%
1,520,000	21st Century Fox America, Inc.	3.00%	09/15/2022	1,487,495
1,525,000	American Express Credit Corp.#	0.76%	08/15/2019	1,508,030
1,548,000	BB&T Corp. Callable 12/15/2019 @ 100#^	0.99%	01/15/2020	1,545,811
1,515,000	Bed Bath & Beyond, Inc. Callable 05/01/2024 @ 100^	3.75%	08/01/2024	1,514,106
1,480,000	Celgene Corp.	2.30%	08/15/2018	1,503,451
1,590,000	Columbia Property Trust Operating Partnership L.P. Callable 01/01/2025 @ 100^	4.15%	04/01/2025	1,586,543
1,610,000	Education Realty Operating Partnership L.P. Callable 09/01/2024 @ 100^	4.60%	12/01/2024	1,624,205
1,485,000	First American Financial Corp.	4.60%	11/15/2024	1,501,090
1,510,000	FMC Technologies, Inc.	2.00%	10/01/2017	1,508,768
1,495,000	Healthcare Trust of America, Inc. Callable 05/15/2021 @ 100^	3.38%	07/15/2021	1,489,448
1,490,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	1,504,900
1,500,000	Kinder Morgan Energy Partners LP Callable 01/01/2021 @ 100^	3.50%	03/01/2021	1,480,882
2,265,000	Lowe’s Cos, Inc.#	0.70%	09/10/2019	2,268,982
1,495,000	Morgan Stanley#	1.42%	01/27/2020	1,517,249
1,580,000	Morgan Stanley	3.95%	04/23/2027	1,493,214
1,565,000	Providence Health & Services Floating Note#	1.22%	10/01/2017	1,574,809
1,595,000	Retail Properties of America, Inc. Callable 12/15/2024 @ 100^	4.00%	03/15/2025	1,550,354
2,275,000	Royal Bank of Canada#	0.80%	03/06/2020	2,279,605
1,330,000	Saint Barnabas Health System	4.00%	07/01/2028	1,326,265
1,615,000	Sunoco Logistics Partners Operations L.P. Callable 01/01/2024 @ 100^	4.25%	04/01/2024	1,571,049
2,250,000	Sutter Health	1.09%	08/15/2053	2,250,871
2,185,000	Verizon Communications, Inc.#	2.04%	09/14/2018	2,262,233
2,265,000	Wells Fargo & Co.#	0.81%	07/20/2016	2,273,847
1,470,000	Zions Bancorporation Callable 05/11/2023 @100^	4.50%	06/13/2023	1,503,519
Total Corporate Bonds & Notes (Cost $40,295,779)				40,126,726

Municipal Bonds — 21.7%
870,000	Central Texas Turnpike System Callable 08/15/2024 @ 100^	5.00%	08/15/2042	922,940
670,000	District of Columbia Income Tax Secured Revenue Bonds, Series 2010F	4.71%	12/01/2022	744,859
1,495,000	Florida Hurricane Catastrophe Revenue Bonds	2.11%	07/01/2018	1,512,297
1,000,000	Illinois State Sales Tax Revenue	2.30%	06/15/2019	1,016,810
2,400,000	Indiana Finance Authority Callable 06/01/2025 @ 100^	5.00%	12/01/2031	2,661,216
1,560,000	Indiana State Bond Bank Revenue	1.02%	07/15/2016	1,565,913
745,000	Lakeland Florida Hospital System Callable 11/15/2024 @ 100^	5.00%	11/15/2034	808,496
3,200,000	Maryland State Health & Higher Education Revenue Bonds	3.99%	07/01/2028	3,096,576
850,000	Metropolitan Transportation Authority Callable 11/15/2024 @ 100^	5.00%	11/15/2030	962,744
5,735,000	Michigan, State of	2.55%	11/01/2015	5,775,374
1,500,000	New Jersey Transportation Trust Fund Authority Callable 12/15/2020 @ 100^	6.10%	12/15/2028	1,568,025
1,420,000	New York City TFA Future Tax Callable 08/01/2024 @ 100^	5.00%	08/01/2032	1,620,717
1,420,000	New York City Water & Sewer System Callable 06/15/2024 @ 100^	5.00%	06/15/2036	1,597,088
720,000	New York State Dormitory Authority Callable 02/15/2024 @ 100^	5.00%	02/15/2030	823,694
1,700,000	New York State Thruway Authority Callable 01/01/2025 @ 100^	5.00%	01/01/2027	1,989,272
1,000,000	North Texas Tollway Authority Callable 01/01/2024 @ 100^	5.00%	01/01/2031	1,097,920
1,420,000	Pennsylvania Turnpike Commission Callable 12/01/2024 @ 100^	5.00%	12/01/2034	1,568,021
2,750,000	Port Authority New York & New Jersey	5.31%	12/01/2019	3,095,345
Total Municipal Bonds (Cost $32,823,127)				32,427,307

Mortgage Backed Securities — 6.6%
4,203	FHLMC PC, Pool# C00210	8.00%	01/01/2023	4,877
384,078	FHLMC PC, Pool# 1B0889#	2.26%	05/01/2033	406,856
290,560	FHLMC PC, Pool# 1J0203#	2.28%	04/01/2035	309,523
3,463,670	FHLMC PC, Pool# Q2-5749	4.00%	04/01/2044	3,668,864
182,380	FHLMC REMIC, Series 2782	4.00%	11/15/2033	190,072
18,707	FNMA, Pool# 254089	6.00%	12/01/2016	19,169
284,574	FNMA, Pool# 842239	5.00%	09/01/2020	302,683
20,233	FNMA, Pool# 539082	7.00%	08/01/2028	20,521
28,359	FNMA, Pool# 625536	6.00%	01/01/2032	32,189

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2015

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
41,850	FNMA, Pool# 628837	6.50%	03/01/2032	48,101
189,233	FNMA, Pool# 663238	5.50%	09/01/2032	213,754
40,479	FNMA, Pool# 744805#	1.89%	11/01/2033	41,330
42,821	FNMA, Pool# 741373#	2.41%	12/01/2033	44,837
72,209	FNMA, Pool# 764342#	1.90%	02/01/2034	74,819
97,314	FNMA, Pool# 848817	5.00%	01/01/2036	107,620
1,957,416	FNMA, Pool# AS1474	4.50%	01/01/2044	2,120,740
1,271,864	FNMA, Pool# AV7911	4.50%	01/01/2044	1,377,581
2,497,493	FNMA REMIC Trust, Series 2013-115†	3.00%	04/25/2031	369,559
53,910	GNMA, Pool# 781450	5.00%	06/15/2017	55,805
24,337	GNMA, Pool# 487110	6.50%	04/15/2029	28,609
33,706	GNMA, Pool# 781186	9.00%	06/15/2030	39,457
6,730	GNMA, Pool# 571166	7.00%	08/15/2031	6,967
2,878,284	GNMA REMIC Trust, Series 2013-79†	3.00%	01/20/2042	416,361
Total Mortgage Backed Securities (Cost $9,570,028)				9,900,294

Asset Backed Securities — 5.0%
1,500,000	Madison Park Funding XVII, Ltd.#~	2.28%	07/21/2027	1,504,650
1,500,000	Octagon Investment Partners 24, Ltd., Series A-2#~	2.23%	05/21/2027	1,500,000
1,500,000	Octagon Investment Partners XXII, Ltd., Series B-2#~	2.58%	11/25/2025	1,502,321
1,500,000	OZLM XIII, Ltd.#~	2.38%	07/30/2027	1,484,295
1,500,000	Stewart Park CLO, Ltd., Series 2015-1#~	2.27%	04/15/2026	1,500,000
Total Asset Backed Securities (Cost $7,490,145)				7,491,266

U.S. Treasury Notes — 13.6%
5,000,000	United States Treasury Note	1.25%	10/31/2015	5,019,725
4,655,000	United States Treasury Note	0.38%	02/15/2016	4,661,182
4,665,000	United States Treasury Note	0.63%	10/15/2016	4,677,754
6,133,369	United States Treasury Note	0.25%	01/15/2025	6,025,556
Total U.S. Treasury Notes (Cost $20,571,390)				20,384,217

Affiliated Mutual Funds (Note 3) — 22.7%
3,372,927	Brown Advisory Mortgage Securities Fund — Institutional Shares			33,931,642
Total Affiliated Mutual Funds (Cost $34,234,761)				33,931,642

Short-Term Investments — 4.1%

Money Market Funds — 4.1%
6,092,078	DWS Cash Account Trust — Government & Agency Securities Portfolio — Institutional Shares, 0.04%*			6,092,078
Total Short-Term Investments (Cost $6,092,078)				6,092,078
Total Investments — 100.5% (Cost $151,077,308)				150,353,530
Liabilities in Excess of Other Assets — (0.5)%				(740,170)
NET ASSETS — 100.0%				$149,613,360

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2015

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	26.8%
Affiliated Mutual Funds	22.7%
Municipal Bonds	21.7%
U.S. Treasury Notes	13.6%
Mortgage Backed Securities	6.6%
Asset Backed Securities	5.0%
Money Market Funds	4.1%
Other Assets and Liabilities	(0.5)%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of June 30, 2015.
†	Interest Only Security
~
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2015, the value of these securities amounted to $7,491,266 or 5.0% of net assets.

*	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

The Brown Advisory Total Return Fund Institutional Shares (the “Fund”) commenced operations on October 30, 2014. From the inception of the Fund on October 30, 2014 to June 30, 2015, the Fund returned -0.60%, compared with the 0.59% return for the Barclays US Aggregate Bond Index, the Fund’s benchmark.

The Fund’s strategy is to combine bottom-up credit selection with macroeconomic positioning, both concentrated in our highest-conviction ideas. We analyze macro ideas based on scenario analysis as opposed to point forecasts, and we look for investment positioning that can perform reasonably well in various macro scenarios.

For the period, the Fund was mostly neutral weighted on duration but positioned for the yield curve to flatten. This positioning was a good example of our scenario-based macro process. We believed that if interest rates were to rise, it would be because the economy seemed to be improving and Federal Reserve rate hikes were seen as coming sooner. This would likely cause short- and intermediate-term rates to rise more than long-term rates. At the same time, we saw a few reasons why rates might fall, including increasing foreign demand and/or a downgrade in the long-term growth prospects for the U.S. Both of these outcomes would be more likely to benefit longer-term bonds more than short- or intermediate-term bonds.

Instead, the yield curve has steepened significantly, particularly from March through June, which has hurt the Fund’s relative performance. This was primarily due to the market pricing that the start of rate tightening by the Fed would be postponed until 2016. While we disagree with that view, more importantly, we think that there is a very narrow scope for further delay. For the pace and degree of rate hikes to be priced even slower and lower than what is currently expected, a recession would likely need to start very soon.

Offsetting the curve steepening was strong performance from our bottom-up selections in credit and securitized bonds. Since inception, our corporate positions in the fund are up 1.70% vs. 0.78% for credits within the Barclays US Aggregate Bond Index. Among the best performers were Cornerstone Chemicals, Dollar Tree, Interface Security and Ineos.

Looking forward, we are analyzing corporate bonds as though we are late in the business cycle. We do not know exactly how late, but we are operating under the assumption that a recession could come in the next few years. Hence, we are focused on credits with low cyclicality. We believe that our disciplined credit process has the potential to add value whether credit is widening or tightening and that this has the potential to be a key driver of performance going forward.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.  The index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Since
Cumulative Total Return	Inception
as of 6/30/15	(10/30/14)
Institutional Shares	-0.60%
Investor Shares	-0.63%
Barclays US Aggregate Bond Index	0.59%

	Institutional Shares	Investor Shares
Gross Expense Ratio1	0.51%	0.56%
Net Expense Ratio1	0.51%	0.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

1	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2015

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 38.6%
1,183,649	FHLMC PC, Pool# C9-1818	4.00%	02/01/2035	1,266,125
2,866,231	FHLMC PC, Pool# Q2-7788	4.00%	08/01/2044	3,047,622
297,458	FHLMC PC, Pool# Q3-0222	4.00%	12/01/2044	316,394
584,029	FHLMC PC, Pool# Q3-0148	4.00%	12/01/2044	619,046
297,598	FHLMC PC, Pool# Q3-0223	4.00%	12/01/2044	316,066
5,059,524	FHLMC Remic, Series 4094+	2.50%	03/15/2027	411,879
804,124	FHLMC Remic, Series 4107+	3.00%	08/15/2027	188,562
1,533,435	FHLMC Remic, Series 4203+	3.00%	04/15/2033	182,581
2,854,691	FHLMC Remic, Series 4143+	3.50%	09/15/2042	451,760
1,140,000	FHLMC Remic, Series 4495+	3.50%	07/15/2045	310,650
3,000,000	FHLMC Remic, Series 4495	2.50%	07/15/2045	2,716,875
2,516,130	FNMA, Pool# AS2249	4.00%	04/01/2039	2,673,837
950,321	FNMA, Pool# AL6768	6.00%	05/01/2041	1,080,697
173,915	FNMA, Pool# AB9017	3.00%	04/01/2043	174,176
967,142	FNMA, Pool# AY6139	3.50%	02/01/2044	999,703
2,465,315	FNMA, Pool# AV8070	3.50%	05/01/2044	2,547,321
297,405	FNMA, Pool# AX9501	4.50%	12/01/2044	322,625
596,808	FNMA, Pool# AY0674	3.50%	02/01/2045	616,816
970,548	FNMA, Pool# MA2193	4.50%	02/01/2045	1,053,057
995,277	FNMA, Pool# AY0677	3.50%	03/01/2045	1,031,793
995,769	FNMA, Pool# AY0678	3.50%	03/01/2045	1,029,151
798,873	FNMA, Pool# AZ2001	3.50%	05/01/2045	825,654
1,794,406	FNMA Remic Trust, Series 2013-24+	3.00%	11/25/2040	315,143
5,000,000	FNMA, 4.0%, Due TBA July	4.00%	07/15/2045	5,297,793
4,000,000	GNMA, 3.5%, Due TBA July	3.50%	07/15/2045	4,151,719
Total Mortgage Backed Securities (Cost $32,122,452)				31,947,045

Asset Backed Securities — 30.1%
750,000	Freddie Mac STACR Debt Notes, Series 2014-DN1#	2.39%	02/26/2024	751,483
770,000	Freddie Mac STACR Debt Notes, Series 2014-DN2#	1.83%	04/25/2024	752,618
1,150,000	Freddie Mac STACR Debt Notes, Series 2014-DN3#	2.58%	08/26/2024	1,155,599
1,000,000	Freddie Mac STACR Debt Notes, Series 2015-DN1#	2.58%	01/27/2025	1,006,989
700,000	Freddie Mac STACR Debt Notes, Series 2015-DNA1#	2.04%	10/25/2027	688,669
2,000,000	Freddie Mac STACR Debt Notes, Series 2015-DNA2#	2.79%	12/27/2027	2,006,800
1,500,000	Highbridge Loan Management, Series 4a-2014 A2a #^	2.33%	07/28/2025	1,490,994
1,000,000	Highbridge Loan Management, Series 6a-2015 C#^	3.34%	05/05/2027	994,800
750,000	Jamestown CLO III, Ltd. 2013-3A A2A, Series FLT#^	2.23%	01/15/2026	748,901
810,000	Madison Park Funding XVII, Ltd., Series 2015-17A#^	2.28%	07/21/2027	812,511
500,000	Madison Park Funding XVII, Ltd., Series 2015-17A#^	3.18%	07/21/2027	499,950
1,300,000	Magnetite XII, Series 2015-12#^	2.52%	04/15/2027	1,304,160
750,000	Magnetite XII, Series 2015-12#^	3.36%	04/15/2027	751,425
1,750,000	Marathon CLO VI Ltd 2014-6A A2, Series 2014-6#^	2.33%	05/13/2025	1,738,800
750,000	Octagon Investment Partners 24, Ltd., Series A-2#^	2.23%	05/21/2027	750,000
1,000,000	Octagon Investment Partners XXII, Ltd., Series B-2#^	2.58%	11/25/2025	1,001,547
2,000,000	Octagon Investment Partners XXII, Ltd., Series C-1#^	3.53%	11/25/2025	2,009,895
1,000,000	OZLM Funding, Ltd., Series 2013-4#^	2.03%	07/22/2025	988,800
750,000	OZLM IX, Ltd. 2014-9A B#^	3.58%	01/20/2027	753,825
1,000,000	OZLM XIII, Ltd.#^	2.38%	07/30/2027	989,530
1,000,000	Stewart Park CLO, Ltd., Series 2015-1#^	2.27%	04/15/2026	1,000,000
1,000,000	Stewart Park CLO, Ltd., Series 2015-1#^	3.17%	04/15/2026	1,000,000
750,000	Sudbury Mill CLO, Ltd., Series 2013#^	3.27%	01/20/2026	735,675
1,000,000	Symphony CLO XIV, Ltd.#^	2.22%	07/14/2026	1,001,000
Total Asset Backed Securities (Cost $24,826,597)				24,933,971

Corporate Bonds & Notes — 23.6%
800,000	Ally Financial, Inc.	3.60%	05/21/2018	802,000
810,000	Bed Bath & Beyond, Inc. Callable 05/01/2024 @ 100~	3.75%	08/01/2024	809,522

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2015

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — (Continued)
380,000	Boyd Gaming Corp. Callable 07/01/2016 @ 105~	9.00%	07/01/2020	414,200
840,000	Capital One Financial Co. Callable 06/01/2020 @ 100#~	5.55%	12/29/2049	834,750
750,000	Carrols Restaurant Group, Inc. Callable 05/01/2018 @ 104^~	8.00%	05/01/2022	791,250
1,085,000	CIT Group, Inc.^	5.50%	02/15/2019	1,133,825
795,000	Columbia Property Trust Operating Partnership L.P. Callable 01/01/2025 @ 100~	4.15%	04/01/2025	793,272
500,000	Cornerstone Chemical Co. Callable 07/31/2015 @ 107^~	9.38%	03/15/2018	527,500
720,000	E*TRADE Financial Corp. Callable 11/15/2017 @ 104~	5.38%	11/15/2022	739,800
770,000	Education Realty Operating Partnership L.P. Callable 09/01/2024 @ 100~	4.60%	12/01/2024	776,794
600,000	Family Tree Escrow, LLC Callable 03/01/2017 @ 103^~	5.25%	03/01/2020	630,750
720,000	First American Financial Corp.	4.60%	11/15/2024	727,801
795,000	Healthcare Trust of America, Inc. Callable 05/15/2021 @ 100~	3.38%	07/15/2021	792,047
750,000	INEOS Group Holdings S.A. Callable 02/15/2016 @ 103^~	5.88%	02/15/2019	756,562
250,000	Interface Security Systems Holdings, Inc. Callable 07/15/2015 @ 105~	9.25%	01/15/2018	252,500
790,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	797,900
700,000	Kinder Morgan Energy Partners LP Callable 01/01/2021 @ 100~	3.50%	03/01/2021	691,079
730,000	Legg Mason, Inc.	5.63%	01/15/2044	781,713
790,000	Methanex Corp. Callable 09/01/2024 @ 100~	4.25%	12/01/2024	784,743
400,000	Monitronics International, Inc. Callable 04/01/2016 @ 105~	9.13%	04/01/2020	388,000
850,000	Morgan Stanley	3.95%	04/23/2027	803,311
810,000	Retail Properties of America, Inc. Callable 12/15/2024 @ 100~	4.00%	03/15/2025	787,327
770,000	Rockwood Specialties Group, Inc. Callable 10/15/2015 @ 103~	4.63%	10/15/2020	802,725
715,000	Royal Caribbean Cruises, Ltd.	5.25%	11/15/2022	743,105
795,000	Sunoco Logistics Partners Operations L.P. Callable 01/01/2024 @ 100~	4.25%	04/01/2024	773,365
600,000	Swedbank AB Callable 03/17/2020 @ 100#~	5.50%	12/29/2049	589,057
780,000	Zions Bancorporation Callable 05/11/2023 @100~	4.50%	06/13/2023	797,786
Total Corporate Bonds & Notes (Cost $19,673,320)				19,522,684

Municipal Bonds — 2.9%
400,000	Bay Area Toll Authority	7.04%	04/01/2050	549,060
115,000	California State	7.55%	04/01/2039	166,355
1,300,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,251,016
410,000	Port Authority of New York and New Jersey Callable 10/15/2024 @ 100~	4.43%	10/15/2034	418,680
Total Municipal Bonds (Cost $2,529,091)				2,385,111

U.S. Treasury Notes — 10.7%
4,040,631	United States Treasury Inflation Indexed Note	0.25%	01/15/2025	3,969,605
233,500	United States Treasury Note†	0.25%	07/15/2015	233,527
2,400,000	United States Treasury Note†	1.25%	10/31/2015	2,409,468
1,475,000	United States Treasury Note	0.38%	02/15/2016	1,476,959
780,000	United States Treasury Note	2.00%	02/15/2025	757,880
Total U.S. Treasury Notes (Cost $9,004,315)				8,847,439

Short-Term Investments — 9.1%

Money Market Funds — 9.1%
7,562,435	DWS Cash Account Trust — Government & Agency Securities Portfolio — Institutional Shares, 0.04%*			7,562,435
Total Short-Term Investments (Cost $7,562,435)				7,562,435
Total Investments — 115.0% (Cost $95,718,210)				95,198,685
Liabilities in Excess of Other Assets — (15.0)%				(12,383,145)
NET ASSETS — 100.0%				$82,815,540

~	Continuously callable with 30 days notice.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2015, the value of these securities amounted to $22,411,700 or 27.1% of net assets.

+	Interest Only Security
†	All or a portion of this security is pledged as collateral in connection with open futures contracts.
#	Variable rate security. Rate disclosed is as of June 30, 2015.
*	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2015

Futures Contracts — Long (Note 8)

Issue	Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
U.S. Treasury Long Bond Futures September 2015	40	09/30/2015	$6,083,842	$(50,092)
U.S. Treasury Ultra Bond Futures September 2015	61	09/30/2015	9,525,268	(127,456)
			$15,609,110	$(177,548)

Futures Contracts — Short (Note 8)

Issue	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
U.S. Treasury 5-Year Note Futures September 2015	(105)	10/05/2015	$(12,524,523)	$2,453
U.S. Treasury 10-Year Note Futures September 2015	(65)	09/30/2015	(8,236,569)	35,397
			$(20,761,092)	$37,850

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	38.6%
Asset Backed Securities	30.1%
Corporate Bonds & Notes	23.6%
U.S. Treasury Notes	10.7%
Money Market Funds	9.1%
Municipal Bonds	2.9%
Other Assets and Liabilities	(15.0)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

For the year ended June 30, 2015, the Brown Advisory Strategic Bond Fund Advisor Shares (the “Fund”) declined -1.80%.  The Barclays Intermediate US Aggregate Bond Index, the Fund’s benchmark, returned 1.89%.

The Fund’s strategy combines bottom-up credit selection with opportunistic sector allocation, and concentrates the portfolio in our highest-conviction ideas. We analyze investment ideas using rigorous underwriting standards and deep fundamental analysis to determine a bond’s appropriate risk-adjusted return.

The Fund attempts to mitigate duration risk and has operated with a duration roughly half that of the benchmark. As such, the Fund has been managed with a duration of between one and two years.  This has been relatively consistent, as we are not attempting to generate meaningful alpha by taking a position on duration.

During the year, we increased our exposure to structured products from zero to just under 50% at fiscal year-end. Our allocation to this sector consists primarily of collateralized loan obligation double and single A-rated tranches and, to a lesser extent, government-sponsored enterprise risk-sharing instruments and interest-only mortgage backed securities. These instruments have been additive to performance during the period and continue to provide compelling risk-adjusted return while helping to mitigate duration risk, as they are primarily floating-rate instruments.

Our best-performing corporate bonds came from our high-yield credit selection. These names include Cornerstone Chemicals, Perstorp Holdings, Interface Security, Carrols Restaurants, Ineos Group Holdings and Dollar Tree. The contribution from these performers has been largely offset by an investment made in the coal sector, in particular, Peabody Energy. The position was put on in mid-March and built through the end of June. We believe that the market technicals have overshot the fundamentals, creating a deep value opportunity, and that our thesis remains intact.

Looking forward, we are analyzing corporate bonds as though we are late in the business cycle. We do not know exactly how late, but we are operating under the assumption that a recession could come in the next few years. Hence, we are focused on credits with low cyclicality and deep value. We believe that our disciplined credit process has the potential to add value whether credit is widening or tightening and that this process has the potential to be a key driver of performance going forward.

Sincerely,

Robert H. Snyder
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
June 30, 2015

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, non-diversified Fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as non-rated.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Barclays Intermediate US Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/15	Year	(9/30/11)
Investor Shares1	-1.48%	0.61%
Advisor Shares	-1.80%	0.33%
Barclays Intermediate US Aggregate Bond Index	1.89%	2.17%

	Investor Shares	Advisor Shares
Gross Expense Ratio2	0.79%	1.04%
Net Expense Ratio2	0.71%	0.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1
Performance information for the Investor Shares, prior to commencement of operations on October 31, 2014, is based on the performance of Advisor Shares, and adjusted for the lower expenses applicable to Investor Shares.

2	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2015

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 47.0%
600,000	Ally Financial, Inc.	3.60%	05/21/2018	601,500
1,000,000	Boyd Gaming Corp. Callable 07/01/2016 @ 105~	9.00%	07/01/2020	1,090,000
600,000	Capital One Financial Co. Callable 06/01/2020 @ 100#~	5.55%	12/29/2049	596,250
1,000,000	Carrols Restaurant Group, Inc. Callable 05/01/2018 @ 104^~	8.00%	05/01/2022	1,055,000
600,000	Chemours Co. Callable 05/15/2018 @ 105 $604,483^~	6.63%	05/15/2023	582,750
750,000	CIT Group, Inc.^	5.50%	02/15/2019	783,750
600,000	Cloud Peak Energy Resources, LLC. Callable 08/03/2015 @ 104~	8.50%	12/15/2019	511,500
555,000	Columbia Property Trust Operating Partnership L.P. Callable 01/01/2025 @ 100~	4.15%	04/01/2025	553,793
750,000	Community Health Systems, Inc. Callable 02/01/2017 @ 104~	5.13%	08/01/2021	765,937
600,000	Constellation Brands, Inc.	4.25%	05/01/2023	592,500
500,000	Cornerstone Chemical Co. Callable 08/03/2015 @ 107^~	9.38%	03/15/2018	527,500
250,000	Crown Americas, LLC Callable 02/01/2016 @ 103~	6.25%	02/01/2021	261,875
480,000	Discover Bank	4.25%	03/13/2026	476,252
500,000	Dynegy, Inc. Callable 11/01/2018 @ 104^~	7.38%	11/01/2022	526,250
500,000	Dynegy, Inc. Callable 11/01/2019 @ 104^~	7.63%	11/01/2024	531,250
250,000	E*TRADE Financial Corp. Callable 11/15/2017 @ 104~	5.38%	11/15/2022	256,875
750,000	Education Realty Operating Partnership L.P. Callable 09/01/2024 @ 100~	4.60%	12/01/2024	756,617
750,000	Family Tree Escrow, LLC Callable 03/01/2017 @ 103^~	5.25%	03/01/2020	788,437
405,000	First American Financial Corp.	4.60%	11/15/2024	409,388
575,000	Health Care REIT, Inc. Callable 10/15/2021 @ 100~	5.25%	01/15/2022	629,845
500,000	Healthcare Trust of America, Inc. Callable 05/15/2021 @ 100~	3.38%	07/15/2021	498,143
750,000	INEOS Group Holdings S.A. Callable 02/15/2016 @ 103^~	5.88%	02/15/2019	756,563
1,250,000	Interface Master Holdings, Inc. Callable 08/03/2015 @ 106^~	12.50%	08/01/2018	1,204,688
750,000	Interface Security Systems Holdings, Inc. Callalbe 08/03/2015 @ 105~	9.25%	01/15/2018	757,500
670,000	Kinder Morgan, Inc. Callable 03/01/2025 @ 100~	4.30%	06/01/2025	648,099
250,000	Kinetic Concepts, Inc. Callable 11/01/2015 @ 105~	10.50%	11/01/2018	267,505
250,000	Kinetic Concepts, Inc. Callable 11/01/2015 @ 106~	12.50%	11/01/2019	270,625
1,000,000	Lear Corp. Callable 01/15/2020 @ 103~	5.25%	01/15/2025	987,500
850,000	Legg Mason, Inc.	5.63%	01/15/2044	910,214
1,000,000	Monitronics International, Inc. Callable 04/01/2016 @ 105~	9.13%	04/01/2020	970,000
1,100,000	Morgan Stanley	3.95%	04/23/2027	1,039,579
600,000	National Retail Properties, Inc. Callable 07/15/2022 @ 100~	3.80%	10/15/2022	607,144
500,000	Packaging Corp. of America Callable 08/01/2023 @ 100~	4.50%	11/01/2023	516,518
1,500,000	Peabody Energy Corp.	6.50%	09/15/2020	517,500
550,000	Peabody Energy Corp.	6.25%	11/15/2021	189,750
40,000	Peabody Energy Corp.	7.88%	11/01/2026	13,600
1,000,000	Perstorp Holding AB Callable 08/03/2015^~	8.75%	05/15/2017	1,045,000
250,000	Perstorp Holding AB Callable 08/03/2015 @ 108^~	11.00%	08/15/2017	265,625
565,000	Retail Properties of America, Inc. Callable 12/15/2024 @ 100~	4.00%	03/15/2025	549,185
650,000	Royal Caribbean Cruises, Ltd.	5.25%	11/15/2022	675,550
500,000	Sealed Air Corp. Callable 09/01/2022 @ 100 $491,763^~	4.88%	12/01/2022	494,375
600,000	Swedbank AB Callable 03/17/2020 @ 101#~	5.50%	12/29/2049	589,057
750,000	United Rentals North America, Inc. Callable 07/15/2018 @ 103~	4.63%	07/15/2023	738,263
500,000	United Rentals North America, Inc. Callable 07/15/2020 @ 103~	5.50%	07/15/2025	485,000
850,000	Verizon Communications, Inc.	6.55%	09/15/2043	997,753
530,000	Zions Bancorporation Callable 05/11/2023 @100~	4.50%	06/13/2023	542,085
Total Corporate Bonds & Notes (Cost $29,601,228)				28,834,090

Asset Backed Securities — 44.6%
750,000	Freddie Mac STACR Debt Notes, Series 2014-DN1#	2.38%	02/26/2024	751,483
750,000	Freddie Mac STACR Debt Notes, Series 2014-DN2#	1.83%	04/25/2024	733,069
850,000	Freddie Mac STACR Debt Notes, Series 2014-DN3#	2.58%	08/26/2024	854,138
500,000	Freddie Mac STACR Debt Notes, Series 2015-DN1#	2.58%	01/27/2025	503,495
700,000	Freddie Mac STACR Debt Notes, Series 2015-DNA1#	2.04%	10/25/2027	688,669
1,200,000	Freddie Mac STACR Debt Notes, Series 2015-DNA2#	2.79%	12/27/2027	1,204,080
1,500,000	Highbridge Loan Management, Series 4a-2014 A2a#^	2.33%	07/28/2025	1,490,994

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2015

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Asset Backed Securities — (Continued)
2,000,000	Highbridge Loan Management, Series 6A-2015 C#^	3.34%	05/05/2027	1,989,600
750,000	Jamestown CLO III, Ltd. 2013-3A A2A, Series FLT#^	2.23%	01/15/2026	748,901
825,000	Madison Park Funding XVII, Ltd., Series 2015-17A#^	2.28%	07/21/2027	827,558
500,000	Madison Park Funding XVII, Ltd., Series 2015-17A#^	3.18%	07/21/2027	499,950
1,300,000	Magnetite XII, Series 2015-12#^	2.52%	04/15/2027	1,304,160
750,000	Magnetite XII, Series 2015-12#^	3.36%	04/15/2027	751,425
1,250,000	Marathon CLO VI Ltd 2014-6A A2, Series 2014-6#^	2.33%	05/13/2025	1,242,000
1,030,000	Marathon CLO VI Ltd 2014-6A B, Series 2014-6#^	3.13%	05/13/2025	1,011,357
750,000	Octagon Investment Partners 24, Ltd., Series A-2#^	2.23%	05/21/2027	750,000
1,000,000	Octagon Investment Partners XXII, Ltd., Series B-2#^	2.58%	11/25/2025	1,001,547
2,000,000	Octagon Investment Partners XXII, Ltd., Series C-1#^	3.53%	11/25/2025	2,009,895
1,000,000	OZLM Funding, Ltd., Series 2013-4#^	2.03%	07/22/2025	988,800
750,000	OZLM IX, Ltd. 2014-9A B#^	3.58%	01/20/2027	753,825
1,000,000	OZLM XIII, Ltd.#^	2.38%	07/30/2027	989,530
1,000,000	Stewart Park CLO, Ltd., Series 2015-1#^	2.27%	04/15/2026	1,000,000
1,000,000	Stewart Park CLO, Ltd., Series 2015-1#^	3.17%	04/15/2026	1,000,000
750,000	Sudbury Mill CLO, Ltd., Series 2013#^	3.27%	01/20/2026	735,675
1,500,000	Symphony CLO XIV, Ltd.#^	2.22%	07/14/2026	1,501,500
1,000,000	Voya CLO 2015-1, Ltd.#^	2.36%	04/18/2027	1,001,900
1,000,000	Voya CLO 2015-1, Ltd.#^	3.26%	04/18/2027	1,001,200
Total Asset Backed Securities (Cost $27,230,668)				27,334,751

Municipal Bonds — 3.4%
250,000	Alachua County Health Facilities Authority Callable 12/01/2024 @ 100~	5.00%	12/01/2033	270,985
250,000	Franklin County Health Care Facilities Friendship Village Callable 11/15/2024 @ 100~	5.00%	11/15/2034	266,453
755,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	725,631
335,000	Houston Texas Airport System	5.00%	07/15/2020	354,319
200,000	Houston Texas Airport System	5.00%	07/15/2020	214,278
250,000	Wisconsin Health & Educational Facilities Authority Callable 05/01/2024 @ 100~	5.00%	05/01/2027	270,025
Total Municipal Bonds (Cost $2,177,168)				2,101,691

Mortgage Backed Securities — 2.1%
804,123	FHLMC Remic, Series 4107+	3.00%	08/15/2027	188,562
2,854,691	FHLMC Remic, Series 4143+	3.50%	09/15/2042	451,760
1,300,000	FHLMC Remic, Series 4495+	3.50%	07/15/2045	354,250
1,794,406	FNMA Remic Trust, Series 2013-24+	3.00%	11/25/2040	315,142
Total Mortgage Backed Securities (Cost $1,284,108)				1,309,714

Mutual Funds — 1.8%
8,613	Blackrock MuniYield Michigan Quality Fund II			107,404
10,000	Blackrock MuniYield Michigan Quality Fund			133,000
5,060	Eaton Vance Massachusetts Municipal Bond Fund			69,828
8,000	Nuveen Massachusetts Premium Income Municipal Fund			106,080
14,476	PIMCO California Municipal Income Fund II			135,351
13,341	PIMCO California Municipal Income Fund III			137,279
11,168	PIMCO New York Municipal Income Fund II			131,447
1,030	PIMCO New York Municipal Income Fund III			9,569
13,000	Pioneer Mun High Income Advantage Trust			162,240
7,875	Pioneer Mun High Income Trust			95,445
	Total Mutual Funds (Cost $1,135,895)			1,087,643
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2015

Contracts/
Par Value/
Shares	Security Description	Value $

Purchased Options — 0.1%

Put Options — 0.1%
60	U.S. Treasury 10-Year Futures Option September 2015, Expiration 8/21/2015, Strike Price $123.00†	14,062
15	U.S. Treasury 10-Year Futures Option September 2015, Expiration 8/21/2015, Strike Price $126.00†	16,641
80	U.S. Treasury 5-Year Futures Option September 2015, Expiration 8/21/2015, Strike Price $117.00†	6,250
20	U.S. Treasury 5-Year Futures Option September 2015, Expiration 8/21/2015, Strike Price $118.50†	7,031
Total Purchased Options (Cost $92,291)		43,984

Short-Term Investments — 1.8%

U.S. Treasury Bills — 1.6%
1,000,000	United States Treasury Bill`	999,915

Money Market Funds — 0.2%
121,981	DWS Cash Account Trust — Government & Agency Securities Portfolio — Institutional Shares, 0.04%*	121,981
Total Short-Term Investments (Cost $1,121,896)		1,121,896
Total Investments — 100.8% (Cost $62,643,254)		61,833,769
Liabilities in Excess of Other Assets — (0.8)%		(461,935)
NET ASSETS — 100.0%		$61,371,834

~	Continuously callable with 30 days notice.
†	Non-Income Producing
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2015, the value of these securities amounted to $31,161,005 or 50.8% of net assets.

+	Interest Only Security
`	A portion of this security is pledged as collateral in connection with open futures contracts.
#	Variable rate security. Rate disclosed is as of June 30, 2015.
*	Annualized seven-day yield as of June 30, 2015.

Futures Contracts — Short (Note 8)

				Unrealized Appreciation
Issue	Contracts	Expiration Date	Notional Amount	(Depreciation)
U.S. Treasury 5-Year Note Futures September 2015	(50)	10/05/2015	$(5,943,829)	$(19,062)
U.S. Treasury 10-Year Note Futures September 2015	(20)	09/30/2015	(2,514,980)	(8,457)
U.S. Treasury Long Bond Futures September 2015	(5)	09/30/2015	(755,332)	1,113
			$(9,214,141)	$(26,406)

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	47.0%
Asset Backed Securities	44.6%
Municipal Bonds	3.4%
Mortgage Backed Securities	2.1%
Mutual Funds	1.8%
U.S. Treasury Bills	1.6%
Money Market Funds	0.2%
Purchased Options	0.1%
Other Assets and Liabilities	(0.8)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

During the year ended June 30, 2015, the Brown Advisory Maryland Bond Fund (the “Fund”) increased 0.58% in value. During the same period, the Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 1.74%.

During the year, the Fund was mostly neutral weighted on duration but positioned for the yield curve to flatten. We believed that if interest rates were to rise, it would be because the economy seemed to be improving and Federal Reserve rate hikes were seen on the near-term horizon. This would, in turn, cause short- and intermediate-term rates to rise more than long-term rates. At the same time, we saw a few reasons why rates might fall, including increasing foreign demand and/or a downgrade in the long-term growth prospects for the U.S. Both of these outcomes would be more likely to benefit longer-term bonds more than short- or intermediate-term bonds.

Instead, the municipal yield curve steepened significantly for the first half of 2015, which hurt the Fund’s relative performance. This was primarily due to the uncertainty around when the Fed would begin its rate-tightening cycle and the market’s presumption that hikes would not begin until 2016. In contrast, our tone on the market is constructive. While longer-maturity yields have increased around the uncertain timing of Fed “lift off,” we see limited risk of additional curve steepening due to the softer overall global economic outlook. As a result, we maintain our overweight to the intermediate and longer-maturity portion of the municipal yield curve.

Offsetting the curve steepening was strong performance from our bottom-up selection in municipal sector and individual credit selection. The Fund maintains an overweight to revenue-backed issues where we believe there is a potential upside thesis. Of those sectors, health-care-related credits such as not-for-profit hospitals and senior living were the largest contributor. On a combined basis, these holdings returned 3.95% for the period versus the Index’s health care return of 2.80%. The fund maintained a combined overweight of roughly 10% to these two sectors during the period, which contributed 44 basis points of relative outperformance. The portfolio also benefited from strong returns in several other revenue-backed sectors during the period, including transportation (+3.61%), public power (+2.09%) and higher education (+1.41%).

Looking forward, we believe that the Fund is well positioned to navigate potentially choppy waters as we are likely to begin the first Fed tightening cycle in 11 years. We hold a large weighting to short-term, high-quality bonds that have the potential to provide stability to the portfolio as the Fed begins raising rates. We also remain committed to our view that broad credit quality across the municipal market is improving, but we believe that relative valuation and credit selection will play an increasingly important role in future performance. We focus on our core philosophy of seeking sectors and bonds that we believe are underpriced on a fundamental basis, while maintaining the core stability that investors may expect from a high-quality municipal bond fund.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Barclays 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One	Five	Ten
as of 6/30/15	Year	Year	Year
Investor Shares	0.58%	2.13%	2.84%
Barclays 1-10 Year Blended Municipal Bond Index	1.74%	3.22%	3.89%

Investor Shares
Gross Expense Ratio1	0.52%
Net Expense Ratio1	0.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2015

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 99.1%

General Obligation Bonds — 45.2%
3,500,000	Anne Arundel County Maryland Consolidated General Improvements	5.00%	04/01/2017	3,769,710
5,075,000	Anne Arundel County Maryland Consolidated General Improvements Callable 4/01/2024 @ 100^	5.00%	04/01/2030	5,940,490
860,000	Anne Arundel County Maryland Consolidated General Improvements Callable 4/01/2025 @ 100^	5.00%	04/01/2030	1,017,234
1,425,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	09/01/2015	1,436,771
1,280,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	10/15/2015	1,298,227
250,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	10/15/2015	253,560
315,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	11/01/2015	320,144
1,000,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	02/01/2016	1,028,060
500,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	08/01/2016	525,335
450,000	Baltimore County Maryland Consolidated Public Improvement Series A	3.00%	10/15/2016	465,080
2,070,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	10/15/2016	2,192,648
575,000	Baltimore County Maryland Consolidated Public Improvement Series A	5.00%	11/01/2017	631,419
2,025,000	Baltimore County Maryland Metropolitan District	4.00%	08/01/2016	2,105,676
575,000	Baltimore County Maryland Pension Funding	5.00%	08/01/2015	577,415
790,000	Carroll County Maryland Public Improvement	3.00%	11/01/2015	797,600
1,000,000	Carroll County Maryland Public Improvement	5.00%	11/01/2015	1,016,330
500,000	Carroll County Maryland Public Improvement	4.00%	12/01/2015	508,080
3,000,000	Frederick City Maryland Consolidated Public Improvement	5.00%	09/01/2016	3,163,470
1,820,000	Frederick County Maryland Consolidated Public Public Improvement	4.00%	02/01/2016	1,860,531
1,040,000	Frederick County Maryland Public Facilities Series A	3.00%	08/01/2016	1,070,056
330,000	Harford County Maryland Consolidated Public Improvement	5.00%	07/01/2015	330,046
200,000	Harford County Maryland Consolidated Public Improvement	5.00%	12/01/2015	204,072
1,000,000	Harford County Maryland Consolidated Public Improvement	5.00%	03/15/2016	1,033,590
300,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2015	301,830
1,000,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	02/15/2016	1,029,870
2,020,000	Howard County Maryland Metropolitan District Project Series B	5.00%	08/15/2016	2,125,666
945,000	Maryland National Capital Park & Planning Commission	3.00%	01/15/2016	959,326
1,250,000	Maryland State	5.00%	07/15/2015	1,252,550
550,000	Maryland State	5.00%	08/01/2015	552,310
5,000,000	Maryland State	5.00%	08/01/2015	5,021,000
735,000	Maryland State	5.50%	08/01/2015	738,403
1,290,000	Maryland State	5.00%	08/01/2015	1,295,418
500,000	Maryland State 2nd Series A	5.00%	08/01/2015	502,100
1,000,000	Maryland State	5.00%	03/15/2016	1,033,730
3,505,000	Maryland State	5.00%	03/15/2016	3,623,224
6,335,000	Maryland State 2nd Series B	5.00%	08/01/2016	6,655,994
500,000	Maryland State	5.00%	08/01/2016	525,335
715,000	Maryland State	5.25%	03/01/2017	770,734
1,000,000	Maryland State 1st Series B	5.00%	03/15/2017	1,075,330
665,000	Maryland State 2nd Series A, Callable 8/1/2015 @ 100^	5.00%	08/01/2017	667,733
835,000	Maryland State 2nd Series B	5.25%	08/15/2017	915,327
10,000,000	Maryland State	5.00%	08/01/2024	12,301,300
565,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2015	567,373
1,495,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2016	1,554,187
2,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2016	2,101,340
825,000	Montgomery County Maryland Consolidated Public Improvement	5.00%	11/01/2016	875,309
750,000	Prince Georges County Maryland Public Improvement Series A	5.00%	07/15/2015	751,530
1,275,000	Prince Georges County Maryland Public Improvement	5.00%	09/15/2015	1,287,941
2,400,000	Prince Georges County Maryland Public Improvement	5.00%	08/01/2016	2,521,608
800,000	Prince Georges County Maryland Public Improvement Series A	5.00%	09/01/2016	843,328
200,000	Washington Suburban Sanitary District	5.00%	06/01/2016	208,674
1,500,000	Washington Suburban Sanitary District	5.00%	06/01/2016	1,565,055
1,100,000	Washington Suburban Sanitary District	4.00%	06/01/2016	1,137,609
1,215,000	Washington Suburban Sanitary District	5.00%	06/01/2017	1,316,416

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2015

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

General Obligation Bonds — (Continued)
2,405,000	Worcester County	5.00%	03/01/2016	2,481,479
				90,104,573
Refunded Bonds — 2.3%
180,000	Frederick County Maryland Prerefunded Consolidated Public Improvement Series	4.00%	02/01/2016	183,895
250,000	Frederick County Maryland Public Facilities Callable 8/01/2015 @ 100^	5.00%	08/01/2016	251,030
445,000	Maryland State Health & Higher Educational Facilities Callable 7/01/2016 @ 100^	5.00%	07/01/2023	465,444
515,000	Maryland State Health & Higher Educational Facilities Callable 7/01/2016 @ 100^	5.00%	01/01/2026	538,659
365,000	Maryland State Health & Higher Educational Facilities Callable 7/01/2016 @ 100^	5.00%	07/01/2026	381,768
1,660,000	Maryland State Health & Higher Educational Facilities Callable 10/01/2015 @ 100^	4.75%	10/01/2033	1,678,808
1,000,000	Maryland State Health & Higher Educational Facilities Callable 10/01/2015 @ 100^	5.00%	10/01/2040	1,011,970
				4,511,574
Revenue Bonds — 51.6%
1,385,000	Alabama 21st Century Authority	5.00%	06/01/2019	1,562,723
2,250,000	Alachua County Health Shands Teaching Hospital Callable 12/01/2024 @ 100^	5.00%	12/01/2034	2,431,485
500,000	Alexandria Industrial Development Authority Callable 10/01/2025 @ 100^	5.00%	10/01/2030	538,850
500,000	Baltimore County Maryland Economic Development Various Garrison Forest School Incorporate #	3.00%	10/01/2031	510,140
520,000	Baltimore Maryland Callable 6/15/2024 @ 100^	5.00%	06/15/2030	564,528
670,000	Baltimore Maryland Callable 6/15/2024 @ 100^	5.00%	06/15/2033	721,061
1,485,000	Baltimore Maryland Wastewater Project Series E	4.00%	07/01/2015	1,485,163
405,000	Baltimore Maryland Wastewater Project Series A	3.40%	07/01/2016	417,352
1,000,000	Baltimore Maryland Wastewater Project	5.00%	07/01/2016	1,046,820
1,400,000	Baltimore Maryland Wastewater Project Series D, Callable 1/01/2024 @ 100^	5.00%	07/01/2029	1,614,438
2,000,000	Baltimore Maryland Wastewater Project Callable 1/01/2025 @ 100^	5.00%	07/01/2031	2,298,280
5,000,000	Baltimore Maryland Wastewater Project Series D, Callable 1/01/2024 @ 100^	5.00%	07/01/2038	5,574,700
1,000,000	California Tobacco Securitization Agency	4.00%	06/01/2018	1,068,920
255,000	Chicago Illinois Midway International Airport Callable 1/01/2024 @ 100^	5.00%	01/01/2027	287,719
3,000,000	Citizens Property Insurance Corp. Callable 12/01/2024 @ 100^	5.00%	06/01/2025	3,482,910
2,855,000	Colorado Health Facilities Authority Revenue Covenant Retirement	5.00%	12/01/2022	3,131,478
1,550,000	Franklin County Health Care Facilities Friendship Village Callable 11/15/2024 @ 100^	5.00%	11/15/2034	1,652,005
2,460,000	Frederick County Maryland Special Obligation Subordinated Urbana Community
	Development Authority Series B, Callable 7/01/2020 @ 100^	5.50%	07/01/2040	2,494,096
375,000	Frederick County Maryland Special Obligation Urbana Community Development Authority Series A	4.00%	07/01/2017	396,022
900,000	Houston Texas Airport System	5.00%	07/15/2020	964,251
1,100,000	Houston Texas Airport System	5.00%	07/15/2020	1,163,437
550,000	Idaho Health Facilities Authority Revenue Series A, Callable 3/01/2024 @ 100^	5.00%	03/01/2034	593,901
750,000	Indiana Finance Authority Series A, Callable 9/15/2024 @ 100^	5.00%	09/15/2028	827,183
700,000	Jurupa California Public Financing Authority Series A, Callable 9/01/2024 @ 100^	5.00%	09/01/2025	809,445
1,920,000	Lower Colorado River Authority Series A, Callable 5/15/2022 @ 100^	5.00%	05/15/2029	2,131,699
500,000	Maryland Economic Development Corp. Callable 6/01/2016 @ 100^	5.00%	06/01/2022	517,445
1,185,000	Maryland Economic Development Corp. Callable 7/01/2017 @ 100^	5.25%	07/01/2024	1,273,034
1,000,000	Maryland Economic Development Corp.#	2.55%	12/01/2025	999,990
700,000	Maryland Economic Development Corp. Callable 6/01/2023 @ 100^	5.00%	06/01/2027	759,766
400,000	Maryland Economic Development Corp. Callable 7/01/2022 @ 100^	5.00%	07/01/2027	429,912
850,000	Maryland Economic Development Corp. Callable 7/01/2025 @ 100^	5.00%	07/01/2031	911,532
1,250,000	Maryland Industrial Development Financing Authority Series B#	1.10%	09/01/2040	1,251,375
1,750,000	Maryland Industrial Development Financing Authority#	2.00%	09/01/2040	1,754,550
495,000	Maryland State Community Development Administration	0.15%	09/01/2015	494,777
1,000,000	Maryland State Community Development Administration Series C	3.85%	09/01/2015	1,005,770
440,000	Maryland State Community Development Administration	0.25%	03/01/2016	439,652
250,000	Maryland State Community Development Administration	0.40%	09/01/2016	249,640
1,255,000	Maryland State Community Development Administration	2.75%	03/01/2024	1,244,935
1,050,000	Maryland State Community Development Administration Callable 3/01/2024 @ 100^	2.80%	09/01/2024	1,041,558
500,000	Maryland State Community Development Administration Callable 3/01/2024 @ 100^	2.90%	03/01/2025	497,360

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2015

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
745,000	Maryland State Community Development Administration Callable 3/01/2024 @ 100^	2.95%	09/01/2025	741,521
3,200,000	Maryland State Department of Transportation	4.00%	02/15/2016	3,274,592
1,000,000	Maryland State Department of Transportation	5.50%	02/01/2017	1,078,020
2,000,000	Maryland State Department of Transportation	5.00%	05/01/2017	2,158,660
1,500,000	Maryland State Department of Transportation	5.00%	06/01/2017	1,623,705
500,000	Maryland State Department of Transportation Callable 5/15/2017 @ 100^	4.00%	05/15/2020	526,560
500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2017	533,940
1,395,000	Maryland State Health & Higher Educational Facilities	5.00%	01/01/2018	1,482,425
260,000	Maryland State Health & Higher Educational Facilities Series F	5.00%	07/01/2018	286,985
250,000	Maryland State Health & Higher Educational Facilities Callable 7/01/2017 @ 100^	5.00%	07/01/2018	269,235
1,000,000	Maryland State Health & Higher Educational Facilities Callable 7/1/2021 @ 100^	5.00%	07/01/2023	1,135,580
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	588,935
650,000	Maryland State Health & Higher Educational Facilities Series A, Callable 7/01/2016 @ 100^	5.20%	01/01/2024	665,061
500,000	Maryland State Health & Higher Educational Facilities Callable 7/01/2018 @ 100^	5.50%	07/01/2024	549,930
500,000	Maryland State Health & Higher Educational Facilities Callable 7/1/2022 @ 100^	5.00%	07/01/2024	549,485
240,000	Maryland State Health & Higher Educational Facilities Series A, Callable 7/01/2016 @ 100^	5.00%	01/01/2025	251,026
1,000,000	Maryland State Health & Higher Educational Facilities Callable 7/1/2021 @ 100^	6.00%	07/01/2025	1,136,630
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,698,015
1,250,000	Maryland State Health & Higher Educational Facilities Callable 7/01/2024 @ 100^	5.00%	07/01/2025	1,404,013
420,000	Maryland State Health & Higher Educational Facilities Callable 7/01/2025 @ 100^	5.00%	07/01/2026	481,958
1,000,000	Maryland State Health & Higher Educational Facilities Callable 7/01/2016 @ 100^	5.00%	07/01/2026	1,045,940
1,605,000	Maryland State Health & Higher Educational Facilities Callable 7/01/2024 @ 100^	5.00%	07/01/2028	1,816,025
100,000	Maryland State Health & Higher Educational Facilities Callable 10/01/2024 @ 100^	4.00%	10/01/2030	104,482
1,130,000	Maryland State Health & Higher Educational Facilities Callable 7/1/2021 @ 100^	6.25%	07/01/2031	1,277,024
300,000	Maryland State Health & Higher Educational Facilities Callable 10/01/2024 @ 100^	4.00%	10/01/2031	312,237
1,250,000	Maryland State Health & Higher Educational Facilities Callable 2/15/2025 @ 100^	5.00%	08/15/2033	1,362,025
250,000	Maryland State Health & Higher Educational Facilities Callable 7/01/2019 @ 100^	5.00%	07/01/2034	268,140
200,000	Maryland State Health & Higher Educational Facilities Callable 7/01/2017 @ 100^	4.50%	07/01/2035	201,580
1,000,000	Maryland State Health & Higher Educational Facilities Series A, Callable 7/01/2016 @ 100^	5.40%	01/01/2037	1,017,280
3,290,000	Maryland State Health & Higher Educational Facilities Callable 8/15/2023 @ 100^	5.00%	08/15/2038	3,608,209
3,400,000	Maryland State Health & Higher Educational Facilities Callable 5/15/2020 @ 100^	5.00%	05/15/2040	3,707,768
750,000	Maryland State Transportation Authority Series A	3.00%	07/01/2016	770,340
4,255,000	Maryland State Transportation Authority	5.00%	03/01/2022	4,943,544
500,000	Maryland State Water Quality Financing Series A	5.00%	09/01/2015	504,120
2,820,000	Maryland State Water Quality Financing	5.00%	03/01/2017	3,025,973
630,000	Nassau County Local Economic Assistance Corp. Callable 07/01/2024 @ 100^	5.00%	07/01/2026	711,793
1,000,000	Pompano Beach, Florida Callable 09/01/2016 @ 100^	5.00%	09/01/2044	1,064,610
1,000,000	Private Colleges & Universities Authority	5.00%	04/01/2023	1,144,850
250,000	Railsplitter Tobacco Settlement Authority	5.00%	06/01/2016	259,940
3,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2017	3,209,130
500,000	University System of Maryland Series B	3.75%	10/01/2015	504,590
1,000,000	University System of Maryland	5.00%	04/01/2016	1,036,010
				102,971,788
Total Municipal Bonds (Cost $195,882,234)				197,587,935

Short-Term Investments — 0.1%

Money Market Funds — 0.1%
229,361	DWS Cash Account Trust — Tax-Exempt Portfolio — Institutional Shares, 0.01%*			229,361
Total Short-Term Investments (Cost $229,361)				229,361
Total Investments — 99.2% (Cost $196,111,595)				197,817,296
Other Assets in Excess of Liabilities — 0.8%				1,651,835
TOTAL NET ASSETS — 100.0%				$199,469,131

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2015

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	51.6%
General Obligation Bonds	45.2%
Refunded Bonds	2.3%
Money Market Funds	0.1%
Other Assets and Liabilities	0.8%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of June 30, 2015.
*	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

 Brown Advisory Tax Exempt Bond Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

During the year ended June 30, 2015, the Brown Advisory Tax Exempt Bond Fund (the “Fund”) increased 0.78% in value. During the same period, the Barclays 1-10 Year Blended Municipal Bond Index, the Fund’s benchmark, increased 1.74%.

For the period, the Fund was mostly neutral weighted on duration but positioned for the yield curve to flatten. We believed that if interest rates were to rise, it would be because the economy seemed to be improving and Federal Reserve rate hikes were seen on the near-term horizon. This would, in turn, cause short- and intermediate-term rates to rise more than long-term rates. At the same time, we saw a few reasons why rates might fall, including increasing foreign demand and/or a downgrade in the long-term growth prospects for the U.S. Both of these outcomes would be more likely to benefit longer-term bonds more than short- or intermediate-term bonds.

Instead, the municipal yield curve steepened significantly for the first half of 2015, which hurt the Fund’s relative performance. This was primarily due to the uncertainty around when the Fed would begin its rate-tightening cycle and the market’s presumption that hikes would not begin until 2016. In contrast, our tone on the market is constructive. While longer-maturity yields have increased around the uncertain timing of Fed “lift off,” we see limited risk of additional curve steepening due to the softer overall global economic outlook. As a result, we maintain our overweight to the intermediate and longer-maturity portion of the municipal yield curve.

Offsetting the curve steepening was strong performance from our bottom-up selection in municipal sector and individual credit selection. The Fund maintains an overweight to revenue-backed issues where we believe there is a potential upside thesis. Of those sectors, health-care-related credits such as not-for-profit hospitals and senior living were the largest contributor. On a combined basis, these holdings returned 2.93% for the period versus the Index’s health care return of 2.80%. The fund maintained a combined overweight of roughly 10% to these two sectors during the period, which contributed 40 basis points of relative outperformance. The portfolio also benefited from strong returns in several other revenue-backed sectors during the period, including transportation (+3.64%), public power (+3.48%) and higher education (+3.01%).

Looking forward, we believe that the Fund is well positioned to navigate potentially choppy waters as we are likely to begin the first Fed tightening cycle in 11 years. We hold a large weighting to short-term, high-quality bonds that should provide stability to the portfolio as the Fed begins raising rates. We also remain committed to our view that broad credit quality across the municipal market is improving, but we believe that relative valuation and credit selection will play an increasingly important role in future performance. We focus on our core philosophy of seeking sectors and bonds that we believe are underpriced on a fundamental basis, while maintaining the core stability that investors should expect from a high-quality municipal bond fund.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

 Brown Advisory Tax Exempt Bond Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Barclays 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/15	Year	(6/29/12)
Investor Shares	0.78%	1.56%
Barclays 1-10 Year Blended Municipal Bond Index	1.74%	2.10%

Investor Shares
Gross Expense Ratio1	0.53%
Net Expense Ratio1	0.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
June 30, 2015

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 97.8%

General Obligation Bonds — 26.4%
2,980,000	Adams Colorado 12 Five Star Schools	3.00%	12/15/2015	3,019,038
5,200,000	Albuquerque New Mexico	5.00%	07/01/2016	5,446,168
1,135,000	Alpine Utah School District	5.00%	03/15/2016	1,173,125
3,120,000	Arapahoe County School District No 5 Cherry Creek	5.00%	12/15/2016	3,324,578
1,885,000	Beaver Area School District	3.00%	09/01/2017	1,965,942
1,300,000	Bloomington Independent School District	5.00%	02/01/2017	1,390,818
975,000	Burnsville-Eagan-Savage Independent School District	2.00%	02/01/2016	984,136
1,500,000	Cheshire Connecticut	4.00%	08/01/2015	1,504,950
895,000	Coon Rapids Minnesota, City of	2.00%	02/01/2016	903,664
1,750,000	Fort Bend Independent School District	3.00%	08/15/2016	1,802,745
1,360,000	Fountain Hills Arizona, Town of	2.00%	07/01/2016	1,380,522
1,320,000	Gwinnett County School District	5.00%	02/01/2016	1,357,039
1,185,000	Harris County Texas Improvement	5.00%	09/01/2015	1,194,658
975,000	Harris County Texas Improvement	5.00%	09/01/2016	1,025,719
500,000	Houston Community College System	5.00%	04/15/2017	537,155
3,630,000	Hurst Euless Bedford Independent School District	5.00%	08/15/2016	3,820,865
1,000,000	Illinois, State of	4.00%	07/01/2016	1,026,810
750,000	Jefferson County Board of Education	4.00%	05/01/2017	792,480
1,325,000	Kaufman, County of	3.00%	02/15/2018	1,382,068
1,250,000	King County Public Hospital District No 2	5.00%	12/01/2015	1,275,375
690,000	Lexington-Fayette Urban County Government	5.00%	01/01/2016	706,491
1,250,000	Lufkin Independent School District	2.00%	08/15/2015	1,252,937
725,000	Maricopa County Union High School District No 216 Agua Fria	4.00%	07/01/2016	750,056
1,000,000	Maryland, State of	5.00%	08/01/2015	1,004,200
2,000,000	McKinney Independent School District	5.00%	02/15/2016	2,059,960
530,000	McLeod Minnesota, County of	2.00%	02/01/2016	534,966
1,000,000	Milwaukee Wisconsin Metropolitan Sewage District	5.50%	10/01/2015	1,013,580
1,315,000	Nashville & Davidson County Tennessee Series A	3.00%	10/01/2015	1,324,586
1,000,000	New York New York Series C	5.00%	08/01/2015	1,004,180
1,000,000	New York New York Series J	5.00%	08/01/2016	1,049,660
890,000	Oil City Area School District	0.60%	05/15/2016	890,240
2,065,000	Pierce Washington, County of	3.00%	08/01/2017	2,153,671
3,000,000	Pleasant Prairie Wisconsin, Village of	5.00%	09/01/2016	3,162,000
1,570,000	Pratville Alabama	3.00%	11/01/2017	1,644,010
775,000	Royal Oak Michigan School District	5.00%	05/01/2016	804,683
2,455,000	South Washington County Independent School District	5.00%	02/01/2017	2,625,696
1,100,000	South Windsor Connecticut	5.00%	08/15/2015	1,106,600
685,000	West Contra Costa Unified School District	4.00%	08/01/2017	729,265
				59,124,636
Refunded Bonds — 13.5%
1,635,000	Cape Girardeau Municipal Library District Callable 03/01/2016 @ 100^	4.50%	03/01/2027	1,680,764
1,760,000	District of Columbia Callable 01/01/2016 @ 100^	5.00%	01/01/2019	1,801,571
3,000,000	Easton Area School District Callable 04/01/2016 @ 100^	7.50%	04/01/2021	3,160,980
2,835,000	Easton Area School District Callable 04/01/2016 @ 100^	7.50%	04/01/2022	2,987,126
2,000,000	Greater Arizona Development Authority Callable 08/01/2016 @ 100^	5.00%	08/01/2022	2,099,480
1,375,000	Indiana State Office Building Commission	5.25%	07/01/2015	1,375,192
3,420,000	Louisville & Jefferson County Water Callable 11/15/2016 @ 100^	5.00%	11/15/2028	3,628,894
1,490,000	Marion & Clackamas Counties Oregon Callable 06/15/2016 @ 100^	4.38%	06/15/2021	1,547,097
1,370,000	Montgomery, County of Callable 10/15/2016 @ 100^	5.00%	10/15/2028	1,449,830
2,500,000	Nevada System of Higher Education Callable 01/01/2016 @ 100^	5.00%	07/01/2026	2,559,950
1,425,000	New Jersey Economic Development Authority Callable 09/01/2015 @ 100^	5.25%	09/01/2019	1,437,056
1,000,000	Pierce County School District Callable 06/01/2016 @ 100^	5.00%	12/01/2024	1,042,490
500,000	Shaler Area School District Callable 09/01/2016 @ 100^	5.25%	09/01/2028	528,105
1,000,000	Socorro Independent School District Callable 08/15/2016 @ 100^	5.00%	08/15/2026	1,052,170

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
June 30, 2015

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Refunded Bonds — (Continued)
500,000	Terrace Park Ohio, Village of Callable 12/01/2015 @ 100^	5.00%	12/01/2021	509,985
3,510,000	University Medical Center Corp. Callable 07/01/2015 @ 100^	5.00%	07/01/2035	3,510,456
				30,371,146
Revenue Bonds — 57.9%
1,500,000	Alabama 21st Century Authority — Tobacco Settlement	5.00%	06/01/2017	1,614,960
750,000	Anaheim Public Financing Authority	5.00%	05/01/2016	778,485
750,000	Anaheim Public Financing Authority	5.00%	05/01/2017	807,345
1,085,000	Arizona State Lottery Revenue	5.00%	07/01/2017	1,172,874
2,120,000	Atlanta Georgia Water & Wastewater Revenue Callable 05/01/2025 @ 100^	5.00%	11/01/2032	2,432,043
660,000	Austin Community College District	5.00%	02/01/2016	677,681
1,000,000	Broward County Florida Airport System Revenue	5.00%	10/01/2016	1,055,730
1,080,000	Cathedral City Redevelopment Successor Agency	3.00%	08/01/2016	1,108,242
2,970,000	Central Texas Turnpike System Callable 8/15/2024 @ 100^	5.00%	08/15/2027	3,329,251
2,400,000	Central Texas Turnpike System Callable 08/15/2024 @ 100^	5.00%	08/15/2037	2,593,296
3,000,000	Chicago Midway International Airport Callable 01/01/2024 @ 100^	5.00%	01/01/2028	3,356,550
3,000,000	Citizens Property Insurance Corp.^	5.00%	06/01/2025	3,482,910
300,000	Colorado Health Facilities Authority	5.00%	12/01/2020	329,637
1,300,000	Colorado Health Facilities Authority Series A, Callable 12/01/2022 @ 100^	5.00%	12/01/2027	1,374,997
1,000,000	Colorado Health Facilities Authority Callable 06/01/2025 @ 100^	5.00%	12/01/2035	1,049,830
335,000	Cook County Sales Tax Revenue	4.00%	11/15/2015	339,777
500,000	Dallas/Fort Worth International Airport	5.00%	11/01/2015	508,065
1,600,000	Delaware Transportation Authority	5.00%	07/01/2015	1,600,224
5,000,000	Denver Health & Hospital Authority Callable 12/01/2023 @ 100^	5.00%	12/01/2039	5,225,100
1,935,000	Denver Urban Renewal Authority Callable 12/01/2015 @ 100^	5.00%	12/01/2017	1,972,636
1,700,000	Educational Enhancement Funding Corp.	5.00%	06/01/2023	1,958,774
645,000	Fairfax County Economic Development Authority	5.00%	06/01/2016	672,425
1,050,000	Florida Department of Environmental Protection	3.00%	07/01/2015	1,050,084
2,200,000	Franklin Ohio Health Care, County of Callable 11/15/2024 @ 100^	5.00%	11/15/2044	2,322,034
500,000	Greenville County School District	5.00%	12/01/2015	510,195
2,570,000	Hamilton County Convention Facilities Authority	2.00%	12/01/2015	2,588,298
1,000,000	Harris County-Houston Sports Authority Callable 11/15/2024 @ 100^	5.00%	11/15/2053	1,058,090
1,100,000	Houston Texas Airport System	5.00%	07/15/2020	1,163,437
900,000	Houston Texas Airport System	5.00%	07/15/2020	964,251
2,700,000	Illinois Finance Authority	5.00%	08/15/2016	2,833,137
2,000,000	Illinois Finance Authority Callable 05/15/2024 @ 100^	5.00%	11/15/2034	2,189,960
1,000,000	Indiana Finance Authority	5.00%	02/01/2016	1,028,260
1,000,000	Indiana Finance Authority Callable 09/15/2024 @ 100^	5.00%	09/15/2025	1,137,880
1,000,000	Indiana Finance Authority Series A, Callable 09/15/2024 @ 100^	5.00%	09/15/2028	1,102,910
1,150,000	Iowa State University	2.00%	07/01/2015	1,150,057
1,500,000	IPS Multi-School Building Corp.	5.00%	07/15/2018	1,672,200
425,000	Jurupa California Public Financing Authority	4.00%	09/01/2016	440,993
2,205,000	Kansas Development Finance Authority	5.00%	06/01/2016	2,296,794
2,000,000	Kansas Development Finance Authority	5.00%	05/01/2017	2,153,060
1,500,000	Lincoln Nebraska — Lincoln Electric System	4.00%	09/01/2015	1,509,840
2,200,000	Maryland Health & Higher Educational Facilities Authority Callable 07/01/2025 @ 100^	5.00%	07/01/2033	2,373,316
2,000,000	Metropolitan Washington Airports Authority	5.00%	10/01/2016	2,106,660
2,500,000	Miami Beach Florida Health Facilities Callable 11/15/2024 @ 100^	5.00%	11/15/2039	2,656,550
2,130,000	Miami-Dade County Florida Aviation	5.00%	10/01/2017	2,310,283
625,000	Missouri State Environmental Improvement & Energy Resources Authority Callable 01/01/2025 @ 100^	5.00%	01/01/2027	723,769
1,500,000	Montgomery County Industrial Development Authority#	2.55%	06/01/2029	1,499,985
1,250,000	Nashville & Davidson County Tennessee	5.00%	07/01/2016	1,308,263
1,900,000	New Hope Cultural Education Facilities Corp. Callable 08/01/2023 @ 100^	5.00%	08/01/2039	1,939,938
1,295,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00%	11/01/2015	1,316,290
170,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00%	11/01/2015	172,715

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
June 30, 2015

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
1,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00%	11/01/2015	1,016,440
2,000,000	New York Metropolitan Transportation Authority Callable 05/15/2023 @ 100^	5.00%	11/15/2042	2,176,140
1,000,000	New York State Dormitory Authority	4.00%	10/01/2015	1,009,660
2,780,000	New York State Dormitory Authority	5.00%	02/15/2016	2,863,400
1,730,000	New York State Environmental Facilities Corp.	2.00%	11/15/2015	1,742,283
1,760,000	Niagara County New York Tobacco	5.00%	05/15/2024	2,043,853
980,000	Oklahoma Development Finance Authority	3.00%	06/01/2017	1,022,130
1,250,000	Palm Beach County Florida Health Corp. Callable 12/01/2024 @ 100^	5.00%	12/01/2031	1,371,438
3,000,000	Pennsylvania Turnpike Commission Callable 12/01/2024 @ 100^	5.00%	12/01/2038	3,260,430
3,000,000	Pennsylvania Turnpike Commission Callable 12/01/2024 @ 100^	5.00%	12/01/2044	3,243,210
2,205,000	Pompano Beach, Florida Callable 09/01/2016 @ 100^	5.00%	09/01/2044	2,347,465
5,000,000	Public Finance Authority	5.00%	06/01/2025	5,744,050
755,000	Railsplitter Tobacco Settlement Authority	5.00%	06/01/2017	810,319
1,340,000	Rhode Island Clean Water Finance Agency — Water Pollution Control Series B	3.00%	10/01/2015	1,349,648
4,000,000	Skagit County Washington Public Hospital District Callable 12/01/2023 @ 100^	5.00%	12/01/2037	4,131,640
2,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2017	2,139,420
2,550,000	Tobacco Settlement Financing Corp. Louisiana Revenue Bonds	5.00%	05/15/2019	2,850,594
1,000,000	Tucson Arizona Water System Revenue Bonds	3.00%	07/01/2015	1,000,080
850,000	Tulsa County Industrial Authority	4.00%	09/01/2016	884,221
820,000	Vigo, County of Indiana EDC	2.00%	01/15/2017	833,292
830,000	Vigo, County of Indiana EDC	2.00%	07/15/2017	844,874
1,775,000	Virginia College Building Authority	4.00%	09/01/2016	1,850,793
1,450,000	Wayne County Michigan Airport Callable 12/01/2024 @ 100^	5.00%	12/01/2039	1,608,471
1,360,000	Wisconsin Health & Educational Facilities Authority Callable 05/01/2024 @ 100^	5.00%	05/01/2027	1,468,936
1,000,000	Wisconsin Health & Educational Facilities Authority Callable 08/15/2024 @ 100^	5.00%	08/15/2034	1,080,940
				129,713,808
Total Municipal Bonds (Cost $220,183,271)				219,209,590

Short-Term Investments — 4.0%

Money Market Funds — 4.0%
8,972,522	DWS Cash Account Trust — Tax-Exempt Portfolio — Institutional Shares, 0.01% (Cost $8,972,522)*			8,972,522
	Total Short-Term Investments (Cost $8,972,522)			8,972,522
	Total Investments — 101.8% (Cost $229,155,793)			228,182,112
Liabilities in Excess of Other Assets — (1.8)%				(4,027,637)
TOTAL NET ASSETS — 100.0%				$224,154,475

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	57.9%
General Obligation Bonds	26.4%
Refunded Bonds	13.5%
Money Market Funds	4.0%
Other Assets and Liabilities	(1.8)%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of June 30, 2015.
~	Zero coupon bond. Rate disclosed is yield to maturity as of June 30, 2015.
*	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

During the year ended June 30, 2015, the Brown Advisory Mortgage Securities Fund Investor Shares (the “Fund”) rose 2.68%, leading the Barclays Mortgage Backed Securities Index which increased 2.28%.

The Fund’s investment process is centered on finding mortgage-related bonds that we believe will enjoy potentially advantageous principal payment speeds. This generally involves finding pools where the characteristics of the underlying borrowers mute their incentive to refinance the loan. This includes loans with smaller loan balances, lower equity, recent purchases, etc. The last 12 months are a perfect example of this process in action. Measured point-to-point, mortgage rates are only mildly lower for the period. According to Freddie Mac, the average 30-year mortgage rate was 4.02% at the end of June, down from 4.14% a year ago. However, rates fell as low as 3.59% over the course of the period. Even brief periods of much lower rates can touch off a refinancing wave, which tends to harm returns for investors in mortgage-backed securities (“MBS”). Because the loans within our pools had somewhat diminished refinance incentive and/or ability, these pools paid much slower than the average pool with the same underlying mortgage rate. In the months immediately after rates fell considerably (March-May 2015), our conditional prepayment rate (a measure of prepayments) was 6.1 vs. the coupon-matched average pool of 15.3.

The slower prepayment rate of our pools allowed the fund to collect more income than it otherwise would have. In addition, the favorable characteristics of the loans within our pools became more sought after as rates fell. Hence, the Fund also enjoyed price appreciation beyond what the average pool saw during this period. We were able to sell many pools where our original cost was very similar to generic pools, but where the sale price was 50 to 75 basis points higher than generics at time of sale. When rates rose again in May and June 2015, we were able to reinvest at the prices close to generics again.

Looking forward, demand for high-quality mortgage securities remains robust, with banks and money managers adding significantly to holdings in recent months. MBS tend to perform well during periods of mildly rising interest rates, and we believe our portfolio specifically is well positioned for such an event. However, the core of our investment process will remain focused on prepayment analysis, where we believe we have the best chance of delivering attractive investment performance.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages. Diversification does not assure a profit nor protect against loss in a declining market. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index.  The Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.  Investors cannot invest directly in an index.

		Since
Cumulative Total Return	One	Inception
as of 6/30/15	Year	(12/26/13)
Institutional Shares1	2.74%	3.57%
Investor Shares	2.68%	3.52%
Barclays Mortgage Backed Securities Index	2.28%	4.35%

	Institutional Shares	Investor Shares
Gross Expense Ratio2	0.53%	0.58%
Net Expense Ratio2	0.53%	0.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

1
Performance information for the Institutional Shares, prior to commencement of operations on May 13, 2014, is based on the performance of the Investor Shares, and adjusted for the lower expenses applicable to the Institutional Shares.

2	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2015

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 88.8%
33,684	Federal Home Loan Banks, Series SB-2016 Callable 7/25/2015 @ 100^	4.89%	12/23/2016	35,161
120,744	Federal Home Loan Banks, Series MI-2017 Callable 7/25/2015 @ 100^	4.78%	01/25/2017	127,750
188	FHLMC PC, Pool# G1-1357	5.50%	01/01/2018	195
850	FHLMC PC, Pool# E0-1488	5.00%	10/01/2018	888
429	FHLMC PC, Pool# C9-0242	6.00%	12/01/2018	485
11,052	FHLMC PC, Pool# G1-1778	5.50%	10/01/2020	11,973
282	FHLMC PC, Pool# G1-1924	5.50%	03/01/2021	305
932	FHLMC PC, Pool# C9-0428	6.00%	03/01/2021	1,054
129	FHLMC PC, Pool# J0-1540	5.00%	04/01/2021	135
1,076	FHLMC PC, Pool# G1-2110	5.50%	06/01/2021	1,170
1,203	FHLMC PC, Pool# G1-2522	5.00%	02/01/2022	1,302
2,038	FHLMC PC, Pool# G1-2600	5.50%	03/01/2022	2,221
1,361	FHLMC PC, Pool# G1-2710	5.50%	07/01/2022	1,486
84	FHLMC PC, Pool# 84-5640#	2.30%	08/01/2023	87
20,956	FHLMC PC, Pool# G1-3584	4.50%	06/01/2024	22,320
46,604	FHLMC PC, Pool# J1-1196	4.50%	11/01/2024	49,771
7	FHLMC PC, Pool# C3-6309	7.00%	02/01/2030	7
82	FHLMC PC, Pool# G0-1317	7.00%	10/01/2031	97
14	FHLMC PC, Pool# C5-8701	7.00%	10/01/2031	14
47	FHLMC PC, Pool# G0-1391	7.00%	04/01/2032	56
179,444	FHLMC PC, Pool# 1B0889#	2.15%	05/01/2033	190,086
19,715	FHLMC PC, Pool# 1B-1275#	2.28%	10/01/2033	21,051
3,958,317	FHLMC PC, Pool# C9-1818	4.00%	02/01/2035	4,234,131
264,410	FHLMC PC, Pool# 1J0203#	2.28%	04/01/2035	281,666
1,460	FHLMC PC, Pool# A4-6671	5.00%	08/01/2035	1,609
1,722	FHLMC PC, Pool #G0-8079	5.00%	09/01/2035	1,905
13,716	FHLMC PC, Pool# 1B-3950#	5.42%	11/01/2035	14,038
97,834	FHLMC PC, Pool# 1L-1263#	2.50%	03/01/2036	104,364
12,537	FHLMC PC, Pool# 1J-1317#	2.42%	04/01/2036	13,379
5,334	FHLMC PC, Pool# 1G-2408#	2.19%	06/01/2036	5,643
12,953	FHLMC PC, Pool# 84-7625#	1.95%	07/01/2036	13,634
10,094	FHLMC PC, Pool# G0-2274	5.00%	07/01/2036	11,135
441	FHLMC PC, Pool# A5-9220	5.00%	04/01/2037	486
7,079	FHLMC PC, Pool# 1J-0573#	2.47%	08/01/2037	7,591
4,727	FHLMC PC, Pool# 1B-4292#	2.41%	09/01/2038	4,927
2,299,326	FHLMC PC, Pool# Q1-9875	4.00%	07/01/2043	2,441,238
6,951,313	FHLMC PC, Pool# Q2-7788	4.00%	08/01/2044	7,391,230
13,236,136	FHLMC PC, Pool# Q2-8300	3.50%	09/01/2044	13,679,181
2,236,325	FHLMC PC, Pool# Q3-0222	4.00%	12/01/2044	2,378,689
1,872,510	FHLMC PC, Pool# Q3-0223	4.00%	12/01/2044	1,988,710
3,335,276	FHLMC PC, Pool# Q3-2218	4.00%	03/01/2045	3,542,224
13,788,469	FHLMC REMIC, Series 4318~	2.50%	08/15/2022	970,763
10,381,919	FHLMC REMIC, Series 4329~	2.50%	01/15/2023	789,836
184,752	FHLMC REMIC, Series 3571	4.00%	09/15/2024	195,801
7,160	FHLMC REMIC, Series 3636	4.00%	08/15/2027	7,168
2,358,471	FHLMC REMIC, Series 4092~	3.00%	09/15/2031	306,053
9,664,188	FHLMC REMIC, Series 4186~	3.00%	03/15/2033	1,488,488
8,441,815	FHLMC REMIC, Series 4203~	3.00%	04/15/2033	1,005,137
3,503,849	FHLMC REMIC, Series 4309~	3.00%	08/15/2039	509,910
571,773	FHLMC REMIC, Series 3878	3.00%	04/15/2041	590,164
1,943,640	FHLMC REMIC, Series 4144	2.50%	12/15/2042	1,694,924
5,514,837	FHLMC REMIC, Series 4144	2.50%	12/15/2042	4,834,088
2,292,400	FHLMC REMIC, Series 4153	2.50%	01/15/2043	1,959,242
5,449,756	FHLMC REMIC, Series 4495+	3.50%	07/15/2045	1,485,059
13,895,146	FHLMC REMIC, Series 4495	2.50%	07/15/2045	12,583,792
1,243	FNMA, Pool# 576086	6.00%	03/01/2016	1,250

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2015

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
23,306	FNMA, Pool# 254089	6.00%	12/01/2016	23,881
184	FNMA, Pool# 555013	5.50%	11/01/2017	191
1,300	FNMA, Pool# 725544	5.50%	12/01/2017	1,338
10,978	FNMA, Pool# 763020	3.50%	08/01/2018	11,585
46,594	FNMA, Pool# 744697	4.50%	10/01/2018	48,562
12,411	FNMA, Pool# 725185	5.00%	02/01/2019	13,183
46,376	FNMA, Pool# 803941#	2.44%	11/01/2019	47,197
12,286	FNMA, Pool# 255626	5.00%	03/01/2020	13,184
64,387	FNMA, Pool# 970382	4.50%	03/01/2023	67,985
877	FNMA, Pool# 303585	7.00%	10/01/2025	1,018
1,123	FNMA, Pool# 303713	6.50%	02/01/2026	1,291
13,315	FNMA, Pool# 539082	7.00%	08/01/2028	13,504
2,828	FNMA, Pool# 592751	7.00%	06/01/2031	2,998
25,523	FNMA, Pool# 625536	6.00%	01/01/2032	28,970
39,235	FNMA, Pool# 628837	6.50%	03/01/2032	45,094
835	FNMA, Pool# 555531	5.50%	06/01/2033	943
998	FNMA, Pool# 555591	5.50%	07/01/2033	1,126
48,859	FNMA, Pool# 748643#	1.93%	09/01/2033	51,350
1,084	FNMA, Pool# 555876	5.50%	10/01/2033	1,233
60,299	FNMA, Pool# 744805#	1.89%	11/01/2033	61,568
109,011	FNMA, Pool# 741373#	2.41%	12/01/2033	114,141
86,386	FNMA, Pool# 764342#	1.90%	02/01/2034	89,509
3,274	FNMA, Pool# 725424	5.50%	04/01/2034	3,694
138,240	FNMA, Pool# 780488#	1.89%	07/01/2034	142,461
39,571	FNMA, Pool# 796283	5.50%	12/01/2034	44,429
1,430	FNMA, Pool# 735022	5.50%	12/01/2034	1,614
12,053	FNMA, Pool# 735263#	2.11%	01/01/2035	12,790
5,044	FNMA, Pool# 821252#	2.14%	05/01/2035	5,363
1,164	FNMA, Pool# 255706	5.50%	05/01/2035	1,312
88	FNMA, Pool# 735580	5.00%	06/01/2035	98
127,479	FNMA, Pool# 836715#	2.36%	10/01/2035	128,179
169,199	FNMA, Pool# 836335#	5.34%	10/01/2035	172,791
8,798	FNMA, Pool# 851372#	2.30%	12/01/2035	9,356
170	FNMA, Pool# 849496	5.50%	12/01/2035	191
1,712	FNMA, Pool# 256022	5.50%	12/01/2035	1,926
32,915	FNMA, Pool# 848817	5.00%	01/01/2036	36,401
1,948	FNMA, Pool# 256059	5.50%	01/01/2036	2,189
1,214	FNMA, Pool# 845341	5.50%	01/01/2036	1,367
3,134	FNMA, Pool# 880371#	2.32%	02/01/2036	3,344
93,114	FNMA, Pool# 865849#	2.14%	03/01/2036	99,336
5,269	FNMA, Pool# 891332#	2.03%	04/01/2036	5,558
4,543	FNMA, Pool# 745480#	5.69%	04/01/2036	4,875
120,866	FNMA, Pool# 882017#	1.93%	05/01/2036	127,276
3,218	FNMA, Pool# 901006#	2.13%	09/01/2036	3,429
11,022	FNMA, Pool# 902188#	2.30%	11/01/2036	11,788
253	FNMA, Pool# 905690	5.50%	12/01/2036	284
90,603	FNMA, Pool# 888445#	2.18%	04/01/2037	97,797
11,198	FNMA, Pool# 888463#	5.78%	05/01/2037	11,972
501	FNMA, Pool# 960392	5.50%	12/01/2037	563
6,748	FNMA, Pool# 933628#	5.15%	07/01/2038	7,180
6,847	FNMA, Pool# 965185#	1.74%	09/01/2038	7,259
5,870,971	FNMA, Pool# AS2249	4.00%	04/01/2039	6,238,953
20,771	FNMA, Pool# AC4824#	2.25%	10/01/2039	22,145
11,500	FNMA, Pool# AH4794	5.00%	02/01/2041	12,772
31,158	FNMA, Pool# AI1170	5.00%	04/01/2041	34,527
5,166,690	FNMA, Pool# AL6768	6.00%	05/01/2041	5,875,517
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2015

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
708,035	FNMA, Pool# MA1065	4.00%	05/01/2042	753,394
16,996	FNMA, Pool# AR1150	3.00%	01/01/2043	17,029
2,422,873	FNMA, Pool# AU5029	4.50%	10/01/2043	2,624,077
1,206,919	FNMA, Pool# AV6078	4.00%	11/01/2043	1,285,588
1,102,843	FNMA, Pool# AS1429	4.00%	12/01/2043	1,174,725
3,662,375	FNMA, Pool# AY6139	3.50%	02/01/2044	3,785,679
1,661,326	FNMA, Pool# AW2834	4.50%	07/01/2044	1,798,792
1,727,706	FNMA, Pool# AS2985	4.00%	08/01/2044	1,840,915
3,359,628	FNMA, Pool# AX1574	4.50%	08/01/2044	3,643,225
1,054,681	FNMA, Pool# AS3485	4.00%	09/01/2044	1,123,794
1,756,212	FNMA, Pool# AX5008	3.50%	10/01/2044	1,817,025
2,376,720	FNMA, Pool# AX8509	4.00%	11/01/2044	2,525,138
1,091,705	FNMA, Pool# AV8872	4.50%	12/01/2044	1,184,514
1,225,552	FNMA, Pool# AX9501	4.50%	12/01/2044	1,329,480
7,785,584	FNMA, Pool# AX7758	4.00%	01/01/2045	8,271,778
4,173,233	FNMA, Pool# AY0674	3.50%	02/01/2045	4,313,138
1,550,742	FNMA, Pool# AY4463	4.00%	02/01/2045	1,647,098
248,639	FNMA, Pool# AY1007	4.00%	02/01/2045	264,127
1,959,398	FNMA, Pool# AY3072	4.00%	02/01/2045	2,087,202
2,073,658	FNMA, Pool# AY1601	4.00%	02/01/2045	2,202,833
527,718	FNMA, Pool# AY3851	4.50%	02/01/2045	572,665
2,229,812	FNMA, Pool# MA2193	4.50%	02/01/2045	2,419,376
2,831,429	FNMA, Pool# AY0678	3.50%	03/01/2045	2,926,349
1,677,611	FNMA, Pool# AY0677	3.50%	03/01/2045	1,739,161
3,162,761	FNMA, Pool# AY6275	4.00%	03/01/2045	3,359,293
1,334,843	FNMA, Pool# AY3854	4.50%	04/01/2045	1,449,149
3,352,251	FNMA, Pool# AZ2001	3.50%	05/01/2045	3,464,631
1,885,098	FNMA, Pool# AZ2000	3.50%	05/01/2045	1,953,088
2,012,169	FNMA, Pool# AY9118	4.00%	05/01/2045	2,138,453
1,911,648	FNMA, Pool# AY9108	4.00%	05/01/2045	2,031,029
3,322,169	FNMA, Pool# AZ3212	3.50%	06/01/2045	3,436,721
1,002,840	FNMA, Pool# AZ4154	4.00%	06/01/2045	1,068,252
3,125,673	FNMA, Pool# AY8830	4.00%	06/01/2045	3,330,517
2,155,454	FNMA, Pool# AZ1915	4.00%	06/01/2045	2,290,386
332,885	FNMA REMIC Trust, Series 2003-122	4.00%	12/25/2018	346,046
98	FNMA REMIC Trust, Series 1990-105	6.50%	09/25/2020	105
13,549	FNMA REMIC Trust, Series 2012-1	1.75%	12/25/2021	13,738
1,017,827	FNMA REMIC Trust, Series 2011-18	4.00%	10/25/2025	1,036,604
5,255,477	FNMA REMIC Trust, Series 2012-139~	2.50%	12/25/2027	526,785
355,225	FNMA REMIC Trust, Series 2013-15~	3.00%	03/25/2028	42,725
16,042,297	FNMA REMIC Trust, Series 2014-14~	3.00%	04/25/2031	1,858,131
4,706,704	FNMA REMIC Trust, Series 2013-115~	3.00%	04/25/2031	696,460
12,221,770	FNMA REMIC Trust, Series 2013-104~	3.00%	08/25/2032	1,571,817
13,918,861	FNMA REMIC Trust, Series 2013-45~	3.00%	05/25/2033	2,582,429
11,857,319	FNMA REMIC Trust, Series 2013-24~	3.00%	11/25/2040	2,082,442
620,326	FNMA REMIC Trust, Series 2012-10#	0.74%	02/25/2042	625,863
2,285,451	FNMA REMIC Trust, Series 2013-34~	3.00%	05/25/2042	353,684
15,868,202	FNMA REMIC Trust, Series 2012-146~	3.00%	11/25/2042	2,143,818
10,248,666	FNMA REMIC Trust, Series 2013-20~	3.50%	11/25/2042	1,495,629
18,677	FNMA REMIC Trust, Series 2003-W10	4.30%	06/25/2043	19,988
6,483	FNMA REMIC Trust, Series 2003-W12	4.48%	06/25/2043	6,929
38,896	FNMA REMIC Trust, Series 2003-W12	4.55%	06/25/2043	42,269
20,975	FNMA REMIC Trust, Series 2003-W12	4.68%	06/25/2043	22,561
24,471	FNMA REMIC Trust, Series 2003-W12	5.00%	06/25/2043	26,418
21	GNMA, Pool# 180963X	9.50%	11/15/2016	21
536	GNMA, Pool# 781403X	6.00%	02/15/2017	551

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2015

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
99	GNMA, Pool# 198708X	9.50%	04/15/2017	100
21,746	GNMA, Pool# 595167X	5.50%	11/15/2017	22,460
11,044	GNMA, Pool# 552929X	5.00%	12/15/2017	11,624
2,076	GNMA, Pool# 607669X	5.00%	02/15/2018	2,196
7,322	GNMA, Pool# 594102X	4.50%	09/15/2018	7,682
11,338	GNMA, Pool# 780576X	7.00%	12/15/2022	12,929
48,350	GNMA, Pool# 723460X	4.00%	12/15/2024	51,510
1,695	GNMA, Pool# 780195X	8.00%	07/15/2025	1,988
16,427	GNMA, Pool# 487110	6.50%	04/15/2029	19,311
355	GNMA, Pool# 536231X	9.00%	07/15/2030	357
5,330	GNMA, Pool# 571166	7.00%	08/15/2031	5,517
5,758	GNMA, Pool# 004017M	6.00%	08/20/2037	6,619
3,640	GNMA, Pool# 565240X	6.50%	09/15/2037	4,187
4,070	GNMA, Pool# 676322X	7.00%	09/15/2037	4,482
14,919	GNMA, Pool# 646058X	6.00%	11/15/2037	17,060
15,790	GNMA REMIC Trust, Series 201-03	3.00%	01/16/2027	16,476
18,741,023	GNMA REMIC Trust, Series 2013-170~	2.50%	05/16/2028	1,758,095
1,599,455	GNMA REMIC Trust, Series 2013-168~	2.50%	11/16/2028	156,120
1,443	GNMA REMIC Trust, Series 2003-97	4.50%	03/20/2033	1,510
41,872	GNMA REMIC Trust, Series 2010-32	3.00%	03/20/2036	41,908
16,335	GNMA REMIC Trust, Series 2010-2	4.00%	01/20/2038	16,866
682,000	GNMA REMIC Trust, Series 2011-156	2.00%	04/20/2040	555,866
12,712,422	GNMA REMIC Trust, Series 2013-79~	3.00%	01/20/2042	1,838,928
831,612	GNMA REMIC Trust, Series 2012-97	2.00%	08/16/2042	691,589
1,045,248	GNMA REMIC Trust, Series 2011-121#	0.58%	03/16/2043	1,036,604
725,000	GNMA REMIC Trust, Series 2012-44	2.95%	08/16/2043	724,393
9,500,000	GNMA REMIC Trust, Series 2014-104	3.50%	07/16/2044	9,583,153
133,174	GNMA REMIC Trust, Series 2011-126	2.65%	01/16/2045	133,621
6,867,000	GNMA REMIC Trust, Series 2013-85#	2.86%	02/16/2049	6,160,159
8,000,000	GNMA REMIC Trust, Series 2013-73#	2.67%	10/16/2052	7,261,456
8,000,000	GNMA, 3.5%, Due TBA July	3.50%	07/15/2045	8,303,439
Total Mortgage Backed Securities (Cost $209,630,979)				208,585,495

Asset Backed Securities — 12.2%
3,320,000	Freddie Mac STACR Debt Notes, Series 2014-DN1#	2.38%	02/26/2024	3,326,565
6,500,000	Freddie Mac STACR Debt Notes, Series 2014-DN2#	1.83%	04/25/2024	6,353,265
4,500,000	Freddie Mac STACR Debt Notes, Series 2014-DN4#	2.59%	10/25/2024	4,518,529
4,500,000	Freddie Mac STACR Debt Notes, Series 2015-DN1#	2.58%	01/27/2025	4,531,448
3,600,000	Freddie Mac STACR Debt Notes, Series 2015-DNA1	2.04%	10/25/2027	3,541,728
5,600,000	Freddie Mac STACR Debt Notes, Series 2015-DNA2	2.79%	12/27/2027	5,619,040
695,747	SLM Student Loan Trust 2007-1, Series 2007-1#	0.34%	01/25/2022	694,785
Total Asset Backed Securities (Cost $28,665,492)				28,585,360

Local Government Housing Agency Bonds — 1.3%
2,040,000	Delaware State Housing Authority Callable 1/1/2021 @ 100^	2.75%	12/01/2041	2,041,040
1,050,000	Missouri Housing Development Commission Callable 11/1/2019 @ 100^	2.65%	11/01/2040	1,040,760
Total Local Government Housing Agency Bonds (Cost $2,907,004)				3,081,800

Short-Term Investments — 7.5%

Money Market Funds — 7.5%
17,616,421	DWS Cash Account Trust — Government & Agency Securities Portfolio — Institutional Shares, 0.04%*			17,616,421
Total Short-Term Investments (Cost $17,616,421)				17,616,421
Total Investments — 109.8% (Cost $258,819,896)				257,869,076
Liabilities in Excess of Other Assets — (9.8)%				(22,920,610)
NET ASSETS — 100.0%				$234,948,466

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2015

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	88.8%
Asset Backed Securities	12.2%
Money Market Funds	7.5%
Local Government Housing Agency Bonds	1.3%
Other Assets and Liabilities	(9.8)%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of June 30, 2015.
~	Interest Only Security
*	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

During the year ended June 30, 2015, the Brown Advisory - WMC Strategic European Equity Fund Institutional Shares (the “Fund”) declined -1.42%. During the same period, the MSCI Europe Index, the Fund’s benchmark, fell -7.65%. The Fund thus outperformed the benchmark by 6.23%.

We take a bottom-up approach to building the portfolio where we aim to identify companies that we believe benefit from a structural growth advantage, are competitively well positioned and attractively valued. This fundamental process leads us to hold certain sector over- and underweights.

Despite sluggish absolute performance over the period, the Fund outperformed its benchmark due to strong stock selection. Selection within the financials, consumer staples and industrials sectors contributed to relative performance. Sector allocation, a result of the bottom-up stock selection process, also was a strong contributor to relative results. Our underweight to energy helped, especially in the light of uncertainty around the oil price. In contrast, our industrials overweight impaired performance, although this was more than offset by the energy underweight. Part of the industrials underperformance was linked to concerns over a faltering oil price. However, for many of our industrials holdings, this is less of an issue than the market might perceive. Our industrials holdings tend to be more capital-goods oriented and have a very strong competitive position in their respective markets, so they have been relatively insulated from the oil-related sell-off.

Top contributors to relative returns during the period included Julius Baer and UBS, as well as not owning Royal Dutch Shell. Shares of Julius Baer, a Switzerland-based provider of private banking services, performed well over the period. The company has reported consistently positive results with positive execution news about its recent acquisition and related cost-cutting measures. The stock also strengthened on the clarity provided by the company’s announcement around the U.S. Department of Justice settlement. The market viewed this positively, with many applauding improved prospects for the potential for an earlier share buyback schedule. Shares of Royal Dutch Shell, a U.K.-based global integrated oil and gas company, fell after an announced earnings miss due to upstream weakness (Australian dollar depreciating). The stock moved lower because the company did not reduce capital expenditures in response to low oil prices, given its lack of flexibility due to some projects. Our results were stronger than the benchmark, partly because we don’t hold Royal Dutch Shell. Shares of UBS, a Switzerland-based global financial-services provider, rose during the period on news regarding its settlement with the U.S. Department of Justice’s currency (FX) litigation case.

Top detractors from relative returns included not owning Novartis and positions in Alfa Laval and SKF. Shares of Novartis, a Switzerland-based pharmaceutical company, rose during the period following positive results in a trial of its chronic heart failure medicine. Not holding this benchmark constituent hurt relative results during the period. Shares of Alfa Laval, a Sweden-based provider of specialized products and engineering products, fell as the company suffered because of concerns over marine and diesel business as well as the sell-off related to oil and gas. We eliminated the position during the period. Sweden-based global supplier of roller bearings and seals, SKF, underperformed after the company’s first-quarter results showed continued challenges to organic revenue growth. We eliminated the position during the period.

We reviewed our holdings during the period and initiated new positions in L’Oreal, Booker Group and UBS. We like L’Oreal’s structural growth profile and, in our view, the company is well diversified from a geographic perspective and has benefitted from strong brand loyalty. We believe that the company has a strong return on capital profile, generates a meaningful amount of free cash flow and has a high-quality balance sheet. We believe that Booker Group, a U.K.-based leading wholesale (cash and carry) grocery producer, is a high-quality company with a healthy growth outlook and a strong competitive position. In particular, we are attracted by the company’s strong historic track record of shareholder return and capital allocation and an impressive focus on customer satisfaction. In our view, the company’s top-line growth prospects are attractive, especially as it operates within a highly fragmented competitor market. We initiated a position in Schindler, a Switzerland-based manufacturer and installer of elevators and escalators. As well as having a strong focus on technology, the company has over recent years shown an increasing focus on its customer relationships. The company has a strong long-term profitability profile.

We eliminated Diageo based on more near-term questions about the competitive environment. We also eliminated ING, the Netherlands-based financial services company, due to concerns about its balance sheet.

We continue to believe that companies will have to deliver on the hopes for a broad earnings recovery. The low-growth environment appears to be with us for some time, and we expect that many companies will be challenged by that. As a result, stock picking should be very important going forward. We have already noticed that the market reacts quite drastically to unexpected results in

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2015

earnings. Stocks that disappoint are being hit hard, while those companies that are going to deliver or continue to deliver are being rewarded. We still see a significant disconnect between valuations in the peripheral (e.g., Italy and Spain) versus core (e.g., Germany and Sweden) areas of Europe as well as higher-quality and lower-quality areas. In the peripheral areas, investor demand and expectations have driven stock prices higher despite a lack of notable improvements in earnings revisions. This is in contrast to the core area of Europe, where valuations do not seem to fully price in the level of expected earnings. In terms of our portfolio, the relative premium versus the broad market continues to trend at historically low levels, despite a recent modest increase. This reflects much of what we have seen in the market more broadly. After a period of low valuation dispersion, it appears that fundamentals seem to again matter more, resulting in increasing dispersion. This in turn should favor stock-picking investment approaches. As a side note, we have been watching the developments in Greece. Although the probability of Greece exiting the Eurozone seems to be higher than before the referendum, our base case is that this will not change the long-term trajectory of the Eurozone. This event does not change the way we manage the Fund. The portfolio has no direct exposure to Greek stocks and only very limited indirect exposure through some of the companies we hold in the portfolio. As always, we look for attractively valued companies with what we believe are long-term growth advantages and strong competitive positions.

Sincerely,

C. Dirk Enderlein, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.  The index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/15	Year	(10/21/13)
Institutional Shares	-1.42%	1.83%
Investor Shares	-1.56%	1.69%
Advisor Shares	-1.78%	1.50%
MSCI Europe Index	-7.65%	0.66%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio1	1.23%	1.38%	1.63%
Net Expense Ratio1	1.23%	1.38%	1.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

1	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Common Stocks — 98.6%

Belgium — 4.1%
57,526	Anheuser-Busch InBev S.A.	6,922,719
57,891	UCB S.A.	4,162,675
		11,085,394
Denmark — 5.0%
264,263	DSV A/S	8,557,083
117,242	H. Lundbeck A/S*	2,255,797
31,100	Royal Unibrew A/S	1,062,968
132,803	Spar Nord Bank A/S	1,469,572
		13,345,420
Finland — 4.6%
205,675	Kone OYJ	8,348,374
82,035	Sampo OYJ	3,866,070
		12,214,444
France — 11.5%
114,533	Edenred S.A.	2,829,974
141,071	Legrand S.A.	7,939,759
39,740	L’Oreal S.A.	7,110,336
54,958	Pernod Ricard S.A.	6,353,294
64,648	Sanofi	6,395,636
		30,628,999
Germany — 8.2%
50,088	Bayer AG	7,014,344
6,304	Hugo Boss AG	704,764
409,864	Infineon Technologies AG	5,086,256
30,117	NORMA Group SE	1,522,816
102,987	ProSiebenSat.1 Media AG	5,086,963
58,380	United Internet AG	2,594,708
		22,009,851
Italy — 3.0%
88,543	Banca Generali S.p.A.	3,117,900
49,920	DiaSorin S.p.A.	2,280,423
86,436	Salvatore Ferragam S.p.A.	2,596,542
		7,994,865
Netherlands — 4.2%
36,276	ASML Holding NV	3,773,344
97,346	Heineken NV	7,400,978
		11,174,322
Spain — 0.5%
21,435	Viscofan S.A.	1,296,699

Sweden — 8.6%
340,001	Assa Abloy AB	6,400,794
259,149	Atlas Copco AB	7,250,552
242,477	Cloetta AB*	733,742
311,405	Nordea Bank AB	3,883,767
250,859	Trelleborg AB	4,639,064
		22,907,919
Switzerland — 18.9%
618	BELIMO Holding AG	1,474,025
75,986	Cie Financiere Richemont S.A.	6,175,981
6,050	Daetwyler Holding AG	718,664
16,229	Geberit AG	5,410,662
876	Givaudan S.A.	1,516,624
2,712	INFICON Holding AG	926,770
160,274	Julius Baer Gruppe AG	8,993,610
30,318	Kuehne & Nagel International AG	4,025,720
1,028	LEM Holding S.A.	789,958
229	Lindt & Spruengli AG	1,211,268
14,479	Roche Holding, Ltd.	4,059,789
18,479	Schindler Holding Ltd.	3,022,262
19,446	Tecan Trading AG	2,329,698
464,687	UBS Group	9,859,021
		50,514,052
United Kingdom — 30.0%
123,826	Berendsen	1,982,181
2,105,411	Booker Group	5,566,871
266,676	British American Tobacco PLC	14,358,415
358,010	Compass Group	5,921,144
160,553	Essentra PLC	2,503,809
215,745	Halma PLC	2,581,553
132,381	Jardine Lloyd Thompson Group PLC	2,173,277
342,384	Prudential PLC	8,251,250
102,218	Reckitt Benckiser Group PLC	8,814,645
760,326	Saga PLC	2,627,045
433,323	Smith & Nephew PLC	7,330,605
157,058	Spectris PLC	5,203,520
79,234	Spirax-Sarco Engineering PLC	4,225,934
148,219	SSP Group PLC	667,922
105,981	SuperGroup PLC*	2,046,550
47,199	Victrex PLC	1,430,610
142,456	WH Smith PLC	3,416,329
12,543	Whitbread PLC	974,451
		80,076,111
Total Common Stocks (Cost $252,219,391)		263,248,076

Short-Term Investments — 2.7%

Money Market Funds — 2.7%
7,214,519	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	7,214,519
Total Short-Term Investments (Cost $7,214,519)		7,214,519
Total Investments — 101.3% (Cost $259,433,910)		270,462,595
Liabilities in Excess of Other Assets — (1.3)%		(3,364,868)
NET ASSETS — 100.0%		$267,097,727

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
June 30, 2015

PORTFOLIO HOLDINGS
% of Net Assets

United Kingdom	30.0%
Switzerland	18.9%
France	11.5%
Sweden	8.6%
Germany	8.2%
Denmark	5.0%
Finland	4.6%
Netherlands	4.2%
Belgium	4.1%
Italy	3.0%
Money Market Funds	2.7%
Spain	0.5%
Other Assets and Liabilities	(1.3)%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

During the year ended June 30, 2015, the Brown Advisory - WMC Japan Alpha Opportunities Fund Institutional Shares (the “Fund”) increased 28.62% in value. During the same period, the TOPIX Total Return U.S. Dollar Hedged Index, the Fund’s benchmark, rose 30.95%.

Strong performance in Japanese equities led the region higher in local currency terms during the period. Several market-friendly policies—the extension of the quantitative/qualitative easing by the Bank of Japan (“BOJ”), public pension fund reform, postponement of the second-round sales tax hike and re-election of the Liberal Democratic Party government—led to continued foreign buying and yen weakness. In the second half of the period, the Japanese economy expanded, beating forecasts. Japan’s trade deficit shrank to approximately $3.5 billion US dollars in February, well below the approximately $8 billion forecast, as exports jumped a better-than-expected 2.4%, while lower oil prices helped reduce the cost of imports. A strong pickup in business investment and inventory buildup led the expansion. The jobless rate unexpectedly fell to 3.3%, the lowest level since April 1997, and Japan’s Purchasing Managers Index composite exceeded estimates. This market optimism more than offset weaknesses created by concerns over global risks, such as U.S. tapering, falling energy prices and concerns around Greece.

From a factor perspective, momentum, quality, safety and growth were the best-performing factors across Japan, while leverage and volatility were among the worst-performing factors. The portfolio’s bias toward smaller-cap names, along with underweights to momentum and growth, created a headwind and contributed to underperformance.

Sector allocation, a result of bottom-up stock selection by the underlying managers, weighed on relative returns during the period. Our overweight allocations to information technology and materials detracted from relative performance, while our underweight to the industrials, telecommunication service and consumer staples sectors aided relative performance. Stock selection contributed to relative returns, particularly due to positive results within the industrials, materials and financials sectors. This was partially offset by negative selection within the information technology and consumer discretionary sectors.

Top relative detractors included manufacturer of semiconductor, computer and communication equipment Fujitsu, oil and natural gas exploration and production company Inpex and steel manufacturer Yamato Kogyo. Top relative contributors included our underweight position in telecommunication and Internet businesses provider Softbank, not owning automobile manufacturer Toyota Motor and our position in Japanese mega bank Mizuho Financial.

During the period, the team eliminated the portfolio’s position in Denso, an auto parts supplier. The stock underperformed early in the year due to weak earnings in FY 3/15 (weaker-than-expected demand in Japan/ASEAN, as well as high startup expenses for recently opened production plants). Shares rebounded in the second quarter 2015 and the company announced a share buyback. We used this share strength to exit our position, as we believe the upside looks limited. We added Fujitsu, the largest IT service company in Japan, after the company reported extraordinary losses worth approximately $245 million US dollars and lowered guidance. While the market perceived these actions negatively, we believe this is an indication that Fujitsu’s management is getting serious in terms of restructuring by reducing exposure to non-core legacy assets and refocusing on more stable, higher-margin IT services.

The Fund utilized currency forwards during the period to hedge against the fluctuation in the yen as it relates to the securities held in the portfolio. These positions positively contributed to the Fund’s absolute performance during the period, as the Japanese yen depreciated 21.2% compared to the US dollar.

In Japan, there is still skepticism about the recovery and the normalization of inflation. However, we continue to see change on a macro and a micro level. At the macro level, the BOJ remains committed to its balance sheet expansion, and the economy is still benefiting from lower energy prices and a weaker yen. At the micro level, companies are adopting the new corporate governance code, which became effective in June and holds them accountable for improving returns to shareholders. These factors, coupled with our earnings growth expectations, continue to underpin our positive outlook for the Japanese equity market. This being said, valuations have risen given the strong market performance over the first half of the year. At this point, we are not overly concerned. We believe that the continued improvement in economic fundamentals may be supportive of equity valuations.

Sincerely,

Kent M. Stahl, CFA
Portfolio Manager

Gregg R. Thomas, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
June 30, 2015

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies. Earnings growth is not representative of the fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The TOPIX Total Return U.S. Dollar Hedged Index is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.  The index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/15	Year	(3/4/14)
Institutional Shares	28.62%	25.49%
Investor Shares	28.57%	25.37%
Advisor Shares	28.22%	25.02%
TOPIX Total Return U.S. Dollar Hedged Index	30.95%	28.21%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio1	1.21%	1.36%	1.61%
Net Expense Ratio1	1.21%	1.36%	1.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

1	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Common Stocks — 92.1%

Japan — 92.1%

Consumer Discretionary — 24.2%
256,400	Adastria Holdings Co., Ltd.	9,166,406
168,300	Aeon Delight Co., Ltd.	5,157,007
495,200	Aisan Industry Co., Ltd.	4,644,486
138,900	Artnature, Inc.	1,295,585
272,200	Avex Group Holdings, Inc.	4,776,283
331,400	Bandai Namco Holdings, Inc.	6,404,158
71,300	Benesse Holdings, Inc.	1,787,449
126,300	Cookpad, Inc.	2,290,005
108,000	Cyber Agent, Inc.	5,123,573
229,600	DaikyoNishikawa Co.	7,845,764
177,700	Doutor Nichires Holdings Co., Ltd.	3,114,468
267,200	En-Japan, Inc.	4,790,766
277,900	Exedy Corp.	6,938,704
753,000	Funai Electric Co., Ltd.	8,374,904
150,200	Gendai Agency, Inc.	835,665
156,200	H2O Retailing Co.	3,252,697
698,300	Honda Motor Co., Ltd.	22,568,952
439,120	Honeys Co., Ltd.	3,729,550
58,900	Hoshizaki Electric Co., Ltd.	3,464,466
359,500	Iida Group Holdings Co., Ltd.	5,715,088
556,900	Keihin Corp.	7,979,509
133,600	K’s Holdings Corp.	4,811,816
388,800	Kuroda Electric Co., Ltd.	7,235,650
748,100	Mazda Motor Corp.	14,639,421
289,400	Moshi Moshi Hotline, Inc.	3,238,121
434,400	NGK Spark Plug Co., Ltd.	12,030,354
901,400	Nikon Corp.	10,417,206
120,530	Nintendo Co., Ltd.	20,107,724
1,386,880	Nippon Television Holdings, Inc.	24,498,531
611,400	Nishimatsuya Chain Co., Ltd.	6,151,140
232,100	Nissin Kogyo Co., Ltd.	3,828,891
295,500	Pal Co., Ltd.	9,703,339
4,155,900	Pioneer Corp.	7,566,702
101,300	Proto Corp.	1,631,598
1,460,110	Rakuten, Inc.	23,572,208
24,440	Ryohin Keikaku Co., Ltd.	4,739,369
77,500	Shimamura Co.	8,136,663
430,500	Takata Corp.	4,685,561
391,000	TechnoPro Holdings, Inc.	9,840,826
1,486,000	Teijin, Ltd.	5,766,365
56,100	Temp Holdings Co., Ltd.	2,024,557
230,300	Tenma Corp.	3,962,149
306,000	Tokai Rika Co., Ltd.	7,643,177
334,200	Toyo Tire & Rubber Co., Ltd.	7,062,326
468,700	Toyoda Gosei Co., Ltd.	11,297,671
630,900	Toyota Boshoku Corp.	10,631,878
260,160	Toyota Industries Corp.	14,815,176
64,500	TPR Co., Ltd.	1,936,352
747,700	TV Asahi Holdings Corp.	12,552,079
103,600	United Arrows, Ltd.	3,246,136
352,700	Xebio Co., Ltd.	6,889,437
202,700	Yondoshi Holdings, Inc.	4,921,770
		388,839,678
Consumer Staples — 3.2%
152,500	Ain Pharmaciez, Inc.	7,072,378
307,480	Asahi Group Holdings, Ltd.	9,765,007
257,300	Cawachi, Ltd.	3,870,470
313,700	Rohto Pharmaceutical Co., Ltd.	5,174,634
247,700	Seven & I Holdings Co., Ltd.	10,632,679
131,200	Tsuruha Holdings, Inc.	10,205,403
123,700	Welcia Holdings Co., Ltd.	5,646,745
		52,367,316
Energy — 1.6%
1,511,740	Inpex Corp.	17,159,690
288,700	Japan Petroleum Exploration Co.	9,180,669
		26,340,359
Financials — 18.5%
786,900	Dai-ichi Life Insurance Co., Ltd.	15,452,766
386,000	Eighteenth Bank, Ltd.	1,182,671
252,100	IBJ Leasing Co., Ltd.	5,853,190
86,500	Ichiyoshi Securities Co., Ltd.	844,578
1,222,900	Kenedix, Inc.	4,699,092
2,900,900	Leopalace 21 Corp.	17,778,960
7,455,040	Mitsubishi UFJ Financial Group, Inc.	53,635,034
1,313,500	Mitsubishi UFJ Lease & Finance Co., Ltd.	7,182,816
11,220,700	Mizuho Financial Group, Inc.	24,278,594
651,000	NTT Urban Development Corp.	6,466,276
489,000	Oita Bank, Ltd.	2,083,510
6,924,600	Shinsei Bank, Ltd.	13,954,887
1,031,885	Sony Financial Holdings, Inc.	18,067,069
965,335	Sumitomo Mitsui Financial Group, Inc.	42,975,945
2,943,420	T&D Holdings, Inc.	43,879,115
485,200	Takara Leben Co., Ltd.	2,884,981
542,000	Tochigi Bank, Ltd.	3,086,601
371,750	Tokio Marine Holdings, Inc.	15,460,748
169,040	Tokyo TY Financial Group, Inc.	5,741,468
615,000	Yamanashi Chuo Bank, Ltd.	2,906,471
240,700	Zenkoku Hosho Co., Ltd.	8,567,335
		296,982,107
Health Care — 6.0%
86,000	Asahi Intecc Co., Ltd.	5,891,979
231,500	CMIC Holdings Co., Ltd.	3,230,735
484,800	Daiichi Sankyo Co., Ltd.	8,959,378
251,000	Eisai Co., Ltd.	16,828,204
5,700	EPS Holdings, Inc.*	69,163
143,000	Message Co., Ltd.	3,855,675
203,000	Nippon Shinyaku Co., Ltd.	6,219,035
223,900	Olympus Corp.	7,730,149
119,225	Shionogi & Co., Ltd.	4,620,355
90,860	Suzuken Co., Ltd.	2,906,885
740,500	Takeda Pharmaceutical Co., Ltd.	35,742,936
		96,054,494
Industrials — 10.8%
188,200	Amada Co., Ltd.	1,986,470
187,200	Bunka Shutter Co., Ltd.	1,476,166
295,500	Daifuku Co., Ltd.	4,545,821
168,400	Daiseki Co., Ltd.	3,257,514
326,800	Denyo Co., Ltd.	5,296,495

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Common Stocks — (Continued)

Japan — (Continued)

Industrials — (Continued)
347,700	DMG Mori Seiki Co.	6,705,217
82,800	Eagle Industry Co., Ltd.	1,925,339
70,800	East Japan Railway Co.	6,364,866
148,100	Fuji Machine Manufacturing Co., Ltd.	1,549,841
333,100	Hino Motors, Ltd.	4,117,866
303,900	Hisaka Works, Ltd.	2,762,214
354,200	Hitachi Chemical Co., Ltd.	6,379,504
911,140	Hitachi Metals, Ltd.	14,007,376
117,000	Hitachi Transport System, Ltd.	1,941,982
2,240,000	Hitachi, Ltd.	14,756,110
942,400	Hosiden Corp.	5,768,303
1,317,000	IHI Corp.	6,132,180
166,400	Jamco Corp.	5,462,539
2,207,000	Japan Steel Works, Ltd.	9,120,254
1,054,000	Kawasaki Heavy Industries, Ltd.	4,912,896
157,000	Kubota Corp.	2,489,452
331,000	Kyudenko Corp.	5,944,161
430,000	Makino Milling Machine Co., Ltd.	4,335,280
83,600	METAWATER Co., Ltd.	2,124,411
225,800	Nippon Densetsu Kogyo Co., Ltd.	3,974,305
725,500	Sanwa Holdings Corp.	6,103,361
856,740	Sumitomo Electric Industries, Ltd.	13,260,063
22,725	Tomoe Engineering Co., Ltd.	309,140
1,442,000	Toshiba Machine Co., Ltd.	6,604,853
1,922,000	Toyo Engineering Corp.	4,565,359
189,000	Tsubakimoto Chain Co.	1,846,247
558,400	Ushio, Inc.	7,268,483
698,900	Yumeshin Holdings Co., Ltd.	4,456,230
65,200	Zuiko Corp.	2,247,492
		173,997,790
Information Technology — 16.6%
63,400	Alpha Systems, Inc.	1,015,312
562,400	Canon, Inc.	18,243,345
597,400	DeNA Co., Ltd.	11,740,549
167,000	Digital Garage, Inc.	2,221,879
567,966	Ferrotec Corp.	3,998,231
7,742,320	Fujitsu, Ltd.	43,259,041
1,262,100	GREE, Inc.	7,370,289
80,300	Horiba, Ltd.	3,261,828
418,700	Infomart Corp.	5,288,793
31,400	Iriso Electronics Co., Ltd.	2,225,335
401,600	Itochu Techno-Solutions Corp.	10,001,314
119,300	Japan Digital Laboratory Co., Ltd.	1,666,844
256,900	Melco Holdings, Inc.	4,850,150
257,400	Mimasu Semiconductor Industry Co., Ltd.	2,588,334
211,700	Miraial Co., Ltd.	2,388,625
1,144,600	Mitsubishi Electric Corp.	14,779,879
361,200	Mitsumi Electric Co., Ltd.	2,449,175
821,200	NET One Systems Co., Ltd.	5,764,962
211,700	Nexon Co., Ltd.	2,914,580
926,200	Nichicon Corp.	7,531,638
218,200	Nippon Ceramic Co., Ltd.	3,035,969
41,800	OBIC Co., Ltd.	1,863,558
288,900	Outsourcing, Inc.	4,941,561
976,300	Ricoh Co., Ltd.	10,113,457
161,100	Rohm Co., Ltd.	10,793,556
1,990,000	Sanken Electric Co.	12,295,734
2,106,000	SCREEN Holdings Co., Ltd.	13,253,506
437,400	SCSK Corp.	13,338,255
171,000	Shimadzu Corp.	2,320,840
486,600	Shinkawa, Ltd.	4,319,556
1,293,500	Shinko Electric Industries Co., Ltd.	9,326,794
215,900	SoftBank Corp.	12,717,156
279,400	SUMCO Corp.	3,494,460
18,300	TDK Corp.	1,401,277
378,300	Tokyo Seimitsu Co., Ltd.	8,288,764
148,500	Yaskawa Electric Corp.	1,899,383
		266,963,929
Materials — 9.4%
321,000	Aichi Steel Corp.	1,434,315
269,500	Chubu Steel Plate Co., Ltd.	1,187,765
146,900	Daicel Corp.	1,885,049
154,000	Fujimi, Inc.	2,316,587
685,480	JSR Corp.	12,100,989
3,365,000	Kobe Steel, Ltd.	5,661,318
358,600	Kyoei Steel, Ltd.	6,626,307
271,300	Maruichi Steel Tube, Ltd.	6,733,754
2,423,500	Mitsubishi Gas Chemical Co., Inc.	13,569,790
3,728,100	Mitsubishi Materials Corp.	14,314,860
3,455,000	Mitsui Chemicals, Inc.	12,836,279
201,700	Neturen Co., Ltd.	1,454,128
339,000	Nippon Shokubai Co., Ltd.	4,637,196
117,900	Nitto Denko Corp.	9,682,225
107,200	Osaka Titanium Technologies Co., Ltd.	2,875,974
83,900	Shin-etsu Chemical Co., Ltd.	5,202,715
1,406,000	Showa Denko KK	1,861,888
1,694,000	Sumitomo Bakelite Co., Ltd.	7,674,057
641,300	Sumitomo Riko Co., Ltd.	5,113,707
1,685,000	Taiheiyo Cement Corp.	4,927,588
139,385	Tokyo Ohka Kogyo Co., Ltd.	3,954,117
1,563,900	Tokyo Steel Manufacturing Co., Ltd.	11,505,056
392,300	Toyo Kohan Co., Ltd.	1,946,511
348,900	Yamato Kogyo Co., Ltd.	8,149,650
922,000	Yodogawa Steel Works, Ltd.	4,021,163
		151,672,988
Telecommunication Services — 1.8%
792,340	Nippon Telegraph & Telephone Corp.	28,695,192
Total Common Stocks (Cost $1,321,658,087)		1,481,913,853

Mutual Funds — 0.4%

Japan — 0.4%
516,830	Nomura AM TOPIX ETF	7,098,838
Total Mutual Funds (Cost $6,775,314)		7,098,838

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Short-Term Investments — 9.1%

Money Market Funds — 9.1%
146,056,519	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	146,056,519
Total Short-Term Investments (Cost $146,056,519)		146,056,519
Total Investments — 101.6% (Cost $1,474,489,920)		1,635,069,210
Liabilities in Excess of Other Assets — (1.6)%		(25,558,167)
NET ASSETS — 100.0%		$1,609,511,043

PORTFOLIO HOLDINGS
% of Net Assets

Consumer Discretionary	24.2%
Financials	18.5%
Information Technology	16.6%
Industrials	10.8%
Materials	9.4%
Money Market Funds	9.1%
Health Care	6.0%
Consumer Staples	3.2%
Telecommunication Services	1.8%
Energy	1.6%
Mutual Funds	0.4%
Other Assets and Liabilities	(1.6)%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2015.

Forward Currency Exchange Contracts (Note 7)

The Brown Advisory – WMC Japan Alpha Opportunities Fund had the following outstanding contracts as of June 30, 2015:

				Settlement		Unrealized
Currency to be Delivered		Currency to be Received		Date	Counterparty	Depreciation
Japanese Yen	86,318,807,000	U.S. Dollars	696,032,407	07/31/2015	Deustche Bank AG	$(9,322,584)
Japanese Yen	86,318,807,000	U.S. Dollars	695,608,364	07/31/2015	State Street Capital Markets	(9,736,583)
						$(19,059,167)

Futures Contracts Long — (Note 8)

The Brown Advisory – WMC Japan Alpha Opportunities Fund had the following open long futures contracts as of June 30, 2015:

Issue	Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
TOPIX Index Futures Contracts	700	09/11/2015	$94,540,875	$(1,281,897)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder,

During the year ended June 30, 2015, the Brown Advisory – Somerset Emerging Markets Fund Institutional Shares (the “Fund”) returned -3.22% compared with a return of -5.12% for the MSCI Emerging Markets Index, the Fund’s benchmark. Emerging markets were volatile during the period, with the issues of China and the oil price particularly salient. The Fund is notably underweight in both China and energy compared to the benchmark, which represented an opportunity cost for us during the period. The oil price collapse and Chinese data tend to confirm that emerging market economic data remains very weak.

We believe that the emerging-market consumer story remains fundamentally weak and overvalued, and we have been more focused on cheaper export stocks, insurance companies and others. This has helped the Fund in terms of performance. From a country perspective, our weighting in Brazil contributed strongly to relative performance, with Porto Seguro and Cielo in particular performing well recently. By far the biggest detractor from relative performance during the year was our under-weighting in China. We remain underweight in China, but we expect the market to be increasingly volatile over the next six months. We think China is at the start of a non-performing loan (NPL) cycle, and because of the growth dynamic it has had over the last five to 10 years, it is potentially at the start of quite a bad NPL cycle.

Our investments in India were affected by the fact that until January 2015, we were unable to invest in locally listed stocks for regulatory reasons. Because of this, we used Indian ETFs to make up our Indian weighting. Subsequent to regulatory approval, we built positions in underlying stocks Axis Bank, HCL Technologies, Wipro and Shriram Transport Finance over a number of months. This external regulatory factor necessarily impacted our investment strategy and performance, but we are optimistic for the future of our Indian investments.

In terms of portfolio activity, there were a moderate number of buys and sells, and portfolio turnover during the past 12 months was 22%. In March, we sold our position in AAC Technologies, a stock we had held since the Fund’s inception. Although it remains the top company in efficiently manufacturing acoustic equipment for mobile handsets, its lead has narrowed and we sold it at a full valuation on 21x P/E. More recently, we sold our position in BAT Malaysia. The tobacco company tried to raise prices in 4Q 2014, but quickly reversed this increase as price elasticity of demand for tobacco seems to have increased. This is something we are seeing in some other markets too, so we took the opportunity to sell at an attractive valuation. One stock that did not work during the period was our investment in Tianhe Chemicals. We sold our position in 4Q 2014 because of questions over its end-user customers and accounting. Although the allegations were not proven, there are undoubtedly some corporate governance issues at the company, so we decided to sell. Other sales during the period were Top Glove (expensive), Maroc Telecom (margins under pressure from higher costs, taxes and regulation) and Nokian Renkaat (expensive, and uncertain future profitability).

During the year, we added a total of 11 new positions to the portfolio. Samsung Fire & Marine is a Korean insurer with good underwriting discipline, and we bought the stock in February 2015 after it had sold off significantly. More recently, we added Turk Telekom, the incumbent fixed line operator in Turkey. The mobile business has been underperforming for the last decade or so, and we think it is now turning around as churn rates have come down and margins on the mobile side of the business have gone up substantially. There have also been a couple of trading positions added during the period. In 1Q 2015, we bought Union National Bank in Abu Dhabi after it had sold off sharply. More recently, we added a small position in Hero MotoCorp after it had also de-rated.

In terms of outlook, we think that emerging markets economic data remains weak, but we are positive longer term, as the bear market is now four to six years old and restructuring of some economies and markets has now taken place. The Chinese market has the potential to be increasingly volatile over the next 6 to 12 months. In terms of the opportunities that we are seeing, they still tend to be in industrials, exporters, and possibly commodities, where we feel that valuations are more attractive. The cash level in the portfolio has been slightly elevated because of healthy inflows and a cautious stance taken to investment in the current environment.

Sincerely,

Edward Lam
Portfolio Manager

Edward Robertson
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
A Message to Our Shareholders
June 30, 2015

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  The index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/15	Year	(12/12/12)
Institutional Shares	-3.22%	0.04%
Investor Shares	-3.33%	-0.08%
Advisor Shares	-3.60%	-0.39%
MSCI Emerging Markets Index	-5.12%	-0.21%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio1	1.28%	1.43%	1.68%
Net Expense Ratio1	1.28%	1.43%	1.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

1	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Common Stocks — 86.8%

Brazil — 5.9%
271,608	Cielo S.A.	3,839,430
1,102,890	Porto Seguro S.A.	14,675,166
382,211	Smiles S.A.	6,478,569
		24,993,165
Chile — 3.3%
3,221,349	AFP Habitat S.A.†	4,320,406
4,855,311	Aguas Andinas S.A.	2,765,039
446,473	Cia Cervecerias Unidas S.A.	4,739,030
1,399,468	Inversiones Aguas Metropolitan†	2,125,685
		13,950,160
China — 4.1%
1,368,500	China Mobile, Ltd.	17,508,473

Hungary — 4.4%
956,889	OTP Bank PLC	18,911,979

India — 11.9%
1,705,233	Axis Bank, Ltd.	14,948,497
936,906	HCL Technologies, Ltd.	13,532,024
79,883	Hero MotoCorp, Ltd.	3,164,611
1,065,349	Power Grid Corp.	2,326,170
353,632	Shriram Transport Finance Co., Ltd.	4,738,446
1,407,209	Wipro, Ltd.	12,077,569
		50,787,317
Indonesia — 1.9%
35,856,900	Telekomunikasi Indonesia	7,859,627

Luxembourg — 1.3%
77,649	Millicom International Cellular	5,728,162

Malaysia — 0.4%
331,390	Public Bank Berhad	1,643,796

Philippines — 7.5%
10,861,635	Aboitiz Power Corp.†	10,952,728
5,644,835	Metropolitan Bank & Trust	11,765,840
144,155	Philippine Long Distance Corp.	8,981,681
		31,700,249
Poland — 4.5%
110,362	Bank Pekao S.A.	5,281,137
118,917	Powszechny Zaklad Ubezpieczen S.A.	13,683,362
		18,964,499
Portugal — 0.5%
164,963	Jeronimo Martins SGPS S.A.	2,127,028

South Africa — 6.6%
2,498,530	Nampak, Ltd.	6,939,218
2,704,732	Sanlam, Ltd.	14,723,399
447,679	Shoprite Holding, Ltd.	6,381,205
		28,043,822
South Korea — 13.6%
65,173	KT&G Corp.	5,544,774
26,065	NCSoft Corp.	4,631,679
523,278	Nexen Tire Corp.	5,859,366
14,563	Samsung Electronics Co., Ltd.	16,522,979
51,006	Samsung Fire & Marine Insurance Co., Ltd.	13,440,143
317,873	SK Hynix, Inc.	12,047,870
		58,046,811
Taiwan — 10.5%
485,000	eMemory Technology, Inc.	6,529,415
206,710	Formosa International Hotels	1,741,958
2,462,400	Merry Electronics Co.	5,703,652
8,134,000	Pou Chen Corp.	11,603,106
897,000	President Chain Store Corp.	6,306,310
2,853,000	Taiwan Semiconductor Manufacturing Co.	12,977,211
		44,861,652
Thailand — 0.4%
1,780,500	Samart Corp. PCL	1,486,558

Turkey — 6.9%
1,760,661	Aksa Akrilik Kimya Sanayii†	7,197,404
2,194,145	Anadolu Hayat Emeklilik A/S†	4,601,024
4,710,639	Turk Telekomunikasyon A/S	12,391,331
3,968,484	Turkiye Sise ve Cam Fabrikalari A/S	5,345,407
		29,535,166
United Arab Emirates — 3.1%
1,440,693	First Gulf Bank	5,945,055
1,965,670	National Bank Abu Dhabi†	5,875,951
710,345	Union National Bank	1,310,599
		13,131,605
Total Common Stocks (Cost $370,212,507)		369,280,069

Preferred Stocks — 1.4%

Brazil — 1.4%
1,085,300	AES Tiete S.A.	6,059,891
Total Preferred Stocks (Cost $7,783,030)		6,059,891

Warrants — 0.0%

Thailand — 0.0%
400,760	Samart Corp. PCL	34,647
Total Warrants (Cost $36,190)		34,647

Short-Term Investments — 11.5%

Money Market Funds — 11.5%
48,935,847	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	48,935,847
Total Short-Term Investments (Cost $48,935,847)		48,935,847
Total Investments — 99.7% (Cost $426,967,574)		424,310,454
Other Assets in Excess of Liabilities — 0.3%		1,081,356
NET ASSETS — 100.0%		$425,391,810

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
June 30, 2015

PORTFOLIO HOLDINGS
% of Net Assets

South Korea	13.6%
India	11.9%
Money Market Funds	11.5%
Taiwan	10.5%
Philippines	7.5%
Brazil	7.3%
Turkey	6.9%
South Africa	6.6%
Poland	4.5%
Hungary	4.4%
China	4.1%
Chile	3.3%
United Arab Emirates	3.1%
Indonesia	1.9%
Luxembourg	1.3%
Portugal	0.5%
Malaysia	0.4%
Thailand	0.4%
Other Assets and Liabilities	0.3%
100.0%

†	All or a portion of this security is considered illiquid. At June 30, 2015, the total market value of securities considered illiquid was $19,870,555 or 4.7% of net assets.
#	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
A Message to Our Shareholders
June 30, 2015

Dear Shareholder:

Since its inception on November 21, 2014, the Brown Advisory Emerging Markets Small-Cap Fund Institutional Shares (the “Fund”) increased 17.00%. During the same period, the MSCI Emerging Markets Small-Cap Index,  the Fund’s benchmark, increased 4.74%.

Asia ex-Japan:

The main contributors to outperformance were holdings in South Korea. The companies in the Fund delivered better-than-expected earnings and saw consensus upgrades, which further supported share prices. The Fund also benefited from the Chinese equity rally, and took profit until April, ahead of the recent market correction.

From an individual stock perspective, the following names were key contributors.

•
Guotai Junan, a Chinese securities broker, rose 135% as trading on the Shanghai-Hong Kong Stock Connect jumped on the relaxation of rules allowing Chinese mainland fund managers to invest in Hong Kong.

•
Korea Kolmar, a Korean cosmetics manufacturer, rose 101% as the company delivered better-than-expected earnings. Investors grew optimistic about the company’s plans to expand its capacity and reach overseas.

•
China Power International, a Chinese power producer, rose 55%. Talk of a merger between China Power’s parent company and State Nuclear Power Tech Corp. and continued talk of an asset injection announcement helped propel the stock higher.

The following names were key detractors.

•	Ezion Holdings, a Singaporean offshore marine company, fell 32% as lower oil prices impaired the outlook for the sector. Investor concerns were raised over its contracts and earnings outlook.
•
Bloomage Biotechnology, a Chinese medical beauty supplier, fell 25% after reporting weaker-than-expected earnings. The company reported earnings growth of 66% year-on-year for 2014 but guided for slower growth in the first half of this year.

•	Towngas China, a Chinese gas supplier, fell 9% due to slowing industrial demand growth. Also, gas sales volume growth slowed to 10% year-on-year from 13% during the previous year.

Overall, Asia ex-Japan continues to trade at what we believe are attractive valuations and we believe its growth profile remains robust. The manager maintains an optimistic outlook for stocks in the region over the medium to long term. The Fund retains its quality bias, favoring companies that we feel are conservatively capitalized with a long-term track record.

Non-Asia ex-Japan:

The Fund continues to have no direct exposure to non-Asia ex-Japan stock markets. We do believe that the Fund will gain relative exposure to these markets over time as opportunities arise.

We continue to believe that the key to generating excess returns is to identify smaller emerging companies across regions that are not fully priced by the market. Our investment discipline combines a value-oriented process with a search for higher-quality growth companies. By investing with managers that apply this discipline in markets that are realizing stronger economic growth, we believe that we can potentially deliver favorable results over various market cycles.

Sincerely,

Paul Chew, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
A Message to Our Shareholders
June 30, 2015

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Investments in small and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
Performance Chart and Analysis
June 30, 2015

COMPARISON OF CHANGE IN VALUE OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI Emerging Markets Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.  The index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Since
Cumulative Total Return	Inception
as of 6/30/15	(11/21/14)
Institutional Shares	17.00%
Investor Shares	16.90%
MSCI Emerging Markets Small-Cap Index	4.74%

	Institutional Shares	Investor Shares
Gross Expense Ratio1	1.72%	1.87%
Net Expense Ratio1	1.72%	1.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

1	Per the Fund’s prospectus dated October 31, 2014.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
Schedule of Investments
June 30, 2015

Shares	Security Description	Value $

Common Stocks — 91.2%

China — 27.8%
1,312,500	Bloomage Biotechno Corp., Ltd.†	2,314,471
2,068,000	China Medical System Holdings, Ltd.	2,895,189
11,255,000	China Power International Development, Ltd.	8,569,562
1,218,000	China State Construction International
	Holdings, Ltd.	2,191,171
1,784,800	China Taiping Insurance Holdings Co., Ltd.*	6,389,893
3,596,000	China Travel International Investment
	Hong Kong, Ltd.	1,578,587
6,696,000	CITIC Telecom International Holdings, Ltd.	3,104,592
237,000	Great Wall Motor Co., Ltd.	1,161,832
2,321,000	Lee & Man Paper Manufacturing, Ltd.	1,479,077
1,675,000	Luye Pharma Group, Ltd.*	1,790,664
1,454,000	Nexteer Automotive Group, Ltd.	1,513,992
6,342,000	SSY Group, Ltd.	2,307,208
2,306,000	Sunny Optical Technology Co., Ltd.	5,019,471
747,500	Techtronic Industries Co., Ltd.	2,444,046
1,357,000	Tong Ren Tang Technologies Co., Ltd.	2,295,850
4,120,000	Towngas China Co., Ltd.	3,763,872
2,580,000	Wasion Group Holdings, Ltd.	3,976,528
6,652,000	Xinyi Solar Holdings, Ltd.	2,755,900
1,420,000	Zhejiang Expressway Co., Ltd.	1,969,318
		57,521,223
India — 9.6%
227,387	Aurobindo Pharma, Ltd.	5,182,275
857,166	Exide Industries, Ltd.	1,993,463
269,398	Glenmark Pharmaceuticals, Ltd.	4,205,748
492,308	UPL, Ltd.	4,134,556
330,685	Yes Bank, Ltd.	4,377,104
		19,893,146
Indonesia — 2.0%
1,451,900	Matahari Department Store TBK	1,799,482
10,523,200	Matahari Putra Prima TBK†	2,325,505
		4,124,987
Malaysia — 2.4%
4,524,000	Malakoff Corp. Bhd.	2,098,330
2,521,700	Westports Holdings Bhd.	2,827,895
		4,926,225
Philippines — 5.1%
21,953,000	Megaworld Corp.	2,314,809
1,217,200	Robinsons Retail Holdings, Inc.	2,009,770
1,107,880	Security Bank Corp.†	3,967,557
712,200	Semirara Mining & Power Corp.	2,249,423
		10,541,559
Singapore — 4.0%
1,237,000	Comfortdelgro Corp., Ltd.	2,872,747
3,900,600	Ezion Holdings, Ltd.	2,964,207
1,038,000	M1, Ltd.	2,497,003
		8,333,957
South Korea — 25.4%
22,744	Cuckoo Electronics Co., Ltd.	5,708,329
89,875	Dongbu Insurance Co., Ltd.	4,544,768
15,329	E-Mart Co., Ltd	3,173,201
73,905	Halla Visteon Climate Control Corp.	2,552,746
22,532	Hana Tour Service, Inc.	2,571,435
37,819	Hotel Shilla Co., Ltd.	3,780,764
57,357	Hyundai Department Store Co., Ltd.	7,548,980
42,305	KEPCO Plant Service & Engineering Co., Ltd.	4,475,315
109,279	Korea Kolmar Co., Ltd.	9,937,130
53,957	Loen Entertainment, Inc.	3,893,577
8,794	Medy-Tox, Inc.	4,387,998
		52,574,243
Taiwan — 10.0%
235,000	Catcher Technology Co., Ltd.	2,937,972
336,000	Cleanaway Co., Ltd.	1,988,548
267,000	King Slide Works Co., Ltd.	3,561,128
3,041,000	King’s Town Bank†	2,639,954
20,000	LARGAN Precision Co., Ltd.	2,283,017
369,000	Merida Industry Co., Ltd.	2,392,742
194,000	PChome Online, Inc.	3,202,388
109,000	St Shine Optical Co., Ltd.	1,732,627
		20,738,376
Thailand — 4.9%
629,200	Bumrungrad Hospital Public Co., Ltd.	3,475,747
3,385,421	Major Cineplex Group Public Co., Ltd.	3,374,425
3,041,500	Thaicom Public Co., Ltd.	3,147,996
		9,998,168
Total Common Stocks (Cost $174,782,746)		188,651,884

Real Estate Investment Trusts — 1.1%

Singapore — 1.1%
3,026,200	Mapletree Greater China Commercial Trust	2,290,884
Total Real Estate Investment Trusts (Cost $2,338,739)		2,290,884

Warrants — 0.0%

China — 0.0%
86,250	Ju Teng International Holdings, Ltd.	5,285
Total Warrants (Cost $—)		5,285

Short-Term Investments — 6.6%

Money Market Funds — 6.6%
13,719,684	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	13,719,684
Total Short-Term Investments (Cost $13,719,684)		13,719,684
Total Investments — 98.9% (Cost $190,841,169)		204,667,737
Other Assets in Excess of Liabilities — 1.1%		2,225,183
NET ASSETS — 100.0%		$206,892,920
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
Schedule of Investments
June 30, 2015

PORTFOLIO HOLDINGS
% of Net Assets

China	27.8%
South Korea	25.4%
Taiwan	10.0%
India	9.6%
Money Market Funds	6.6%
Philippines	5.1%
Singapore	5.1%
Thailand	4.9%
Indonesia	2.0%
Malaysia	2.4%
Other Assets and Liabilities	1.1%
100.0%

†	All or a portion of this security is considered illiquid. At June 30, 2015, the total market value of securities considered illiquid was $2,130,495 or 1.0% of net assets.
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

(This Page Intentionally Left Blank.)

Statements of Assets and Liabilities
June 30, 2015

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	EQUITY
	EQUITY	EQUITY	EQUITY	INCOME
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,726,742,718	$141,474,083	$230,492,949	$164,127,458
Net unrealized appreciation	722,311,108	27,294,077	52,606,805	39,463,335
Total investments, at market value	2,449,053,826	168,768,160	283,099,754	203,590,793
Cash	—	54,940	—	61,926
Receivables:
Investment securities sold	—	1,263,785	775,908	1,031,956
Fund shares sold	1,910,848	—	717,976	50
Interest and dividends	1,383,357	294,806	213,436	576,769
Prepaid expenses and other assets	45,286	28,596	36,190	28,853
Total Assets	2,452,393,317	170,410,287	284,843,264	205,290,347
LIABILITIES
Payables:
Investment securities purchased	—	2,213,484	—	—
Fund shares redeemed	3,451,188	34,111	229,452	219,842
Distributions	—	—	—	603,958
Accrued Liabilities:
Investment advisory fees	1,228,057	85,906	143,459	103,707
Administration, accounting, and transfer agent fees	167,409	12,270	19,559	13,925
Custodian fees	12,840	1,744	3,973	1,350
Service fees	274,877	21,475	35,326	23,646
Business management fees	102,338	7,159	11,955	8,642
Distribution fees	28,402	748	8,537	2,040
Other liabilities	118,490	27,894	42,382	29,877
Total Liabilities	5,383,601	2,404,791	494,643	1,006,987
NET ASSETS	$2,447,009,716	$168,005,496	$284,348,621	$204,283,360
COMPONENTS OF NET ASSETS
Paid-in capital	$1,630,893,400	$124,299,564	$231,695,375	$161,946,030
Undistributed net investment income	—	1,760,722	826,205	—
Accumulated net realized gain (loss)	93,805,208	14,651,133	(779,453)	2,873,995
Unrealized appreciation on investments	722,311,108	27,294,077	52,606,805	39,463,335
Unrealized depreciation – foreign receivables	—	—	(311)	—
NET ASSETS	$2,447,009,716	$168,005,496	$284,348,621	$204,283,360
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$259,097,848	$14,090	$4,240,089	$18,134,438
Shares outstanding (unlimited shares authorized)	12,743,909	804	266,328	1,380,386
Net asset value per share	$20.33	$17.52	$15.92	$13.14
Investor Shares:
Net assets	$2,143,324,777	$166,808,422	$268,568,648	$183,001,323
Shares outstanding (unlimited shares authorized)	105,788,132	9,522,476	16,901,366	13,938,598
Net asset value per share	$20.26	$17.52	$15.89	$13.13
Advisor Shares:
Net assets	$44,587,091	$1,182,984	$11,539,884	$3,147,599
Shares outstanding (unlimited shares authorized)	2,274,834	67,126	726,832	240,073
Net asset value per share	$19.60	$17.62	$15.88	$13.11

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2015

	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	BROWN
	SUSTAINABLE	SMALL-CAP	SMALL-CAP	ADVISORY
	GROWTH	GROWTH	FUNDAMENTAL	OPPORTUNITY
	FUND	FUND	VALUE FUND	FUND
ASSETS
Investments:
Total investments, at cost	$150,069,998	$186,810,814	$747,066,443	$7,991,804
Net unrealized appreciation	66,503,119	95,846,430	133,911,155	2,714,474
Total investments, at market value	216,573,117	282,657,244	880,977,598	10,706,278
Cash	—	57,389	21,356	976
Receivables:
Fund shares sold	89,268	409,609	1,540,176	—
Interest and dividends	73,621	101,153	1,342,085	10,056
Prepaid expenses and other assets	39,300	36,499	79,979	17,793
Total Assets	216,775,306	283,261,894	883,961,194	10,735,103
LIABILITIES
Payables:
Investment securities purchased	—	1,207,582	155,734	—
Fund shares redeemed	102,046	141,086	299,579	—
Accrued Liabilities:
Investment advisory fees, net	108,455	197,925	615,709	6,745
Administration, accounting, and transfer agent fees	15,253	18,861	54,909	1,289
Custodian fees	1,685	2,193	6,189	237
Service fees	19,133	33,294	99,496	1,344
Business management fees	9,038	11,643	36,218	448
Distribution fees	85,408	3,884	36,564	—
Other liabilities	29,654	30,970	76,428	19,746
Total Liabilities	370,672	1,647,438	1,380,826	29,809
NET ASSETS	$216,404,634	$281,614,456	$882,580,368	$10,705,294
COMPONENTS OF NET ASSETS
Paid-in capital	$149,128,373	$161,757,648	$738,963,505	$13,062,817
Undistributed (Accumulated) net investment income (loss)	(429,774)	(536,612)	—	(39,115)
Accumulated net realized gain (loss)	1,203,040	24,546,990	9,705,708	(5,032,882)
Unrealized appreciation on investments	66,503,119	95,846,430	133,911,155	2,714,474
Unrealized depreciation – foreign receivables	(124)	—	—	—
NET ASSETS	$216,404,634	$281,614,456	$882,580,368	$10,705,294
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$67,789,368	$12,840,696	$75,994,027	$—
Shares outstanding (unlimited shares authorized)	4,320,537	357,573	3,218,951	—
Net asset value per share	$15.69	$35.91	$23.61	$—
Investor Shares:
Net assets	$11,205,687	$262,425,719	$748,003,091	$10,705,294
Shares outstanding (unlimited shares authorized)	717,761	14,542,115	31,711,015	433,583
Net asset value per share	$15.61	$18.05	$23.59	$24.69
Advisor Shares:
Net assets	$137,409,579	$6,348,041	$58,583,250	$—
Shares outstanding (unlimited shares authorized)	8,866,303	365,802	2,494,774	—
Net asset value per share	$15.50	$17.35	$23.48	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2015

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MULTI-	INTERMEDIATE	TOTAL	STRATEGIC
	STRATEGY	INCOME	RETURN	BOND
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments – unaffiliated, at cost	$75,322	$116,842,547	$95,718,210	$62,643,254
Total investments – affiliated, at cost (Note 3)	2,209,444	34,234,761	—	—
Total cost of investments	2,284,766	151,077,308	95,718,210	62,643,254
Net unrealized depreciation – unaffiliated	—	(420,659)	(519,525)	(809,485)
Net unrealized appreciation (depreciation) – affiliated (Note 3)	31,763	(303,119)	—	—
Total unrealized appreciation (depreciation)	31,763	(723,778)	(519,525)	(809,485)
Total investments, at market value	2,316,529	150,353,530	95,198,685	61,833,769
Deposit at broker – futures contracts (Note 8)	—	—	368,140	246,338
Gross unrealized appreciation – futures contracts (Note 8)	—	—	37,850	1,113
Receivables:
Investment securities sold	—	365,264	629,727	—
Fund shares sold	—	120,000	125,800	50,000
Interest and dividends	1,295	728,530	497,696	689,452
Expense Reimbursement due from Adviser, net	1,035	—	—	—
Prepaid expenses and other assets	15,781	28,393	22,950	23,819
Total Assets	2,334,640	151,595,717	96,880,848	62,844,491
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 8)	—	—	177,548	27,519
Payables:
Investment securities purchased	—	1,484,295	13,466,078	1,347,445
Fund shares redeemed	—	220,385	213,188	40,000
Distributions	—	190,234	149,572	—
Interest expense – line of credit (Note 9)	225	—	—	—
Accrued Liabilities:
Investment advisory fees, net	—	28,701	20,582	18,918
Administration, accounting, and transfer agent fees	219	12,311	7,558	6,047
Custodian fees	348	1,311	1,283	1,599
Service fees	—	6,183	380	2,542
Business management fees	99	6,183	3,430	2,542
Distribution fees	—	6,145	—	—
Other liabilities	14,527	26,609	25,689	26,045
Total Liabilities	15,418	1,982,357	14,065,308	1,472,657
NET ASSETS	$2,319,222	$149,613,360	$82,815,540	$61,371,834
COMPONENTS OF NET ASSETS
Paid-in capital	$2,295,877	149,873,500	$84,455,384	$62,711,272
Accumulated net investment income (loss)	(10,237)	(190,234)	5,632	772,240
Accumulated net realized gain (loss)	1,819	653,872	(986,253)	(1,275,787)
Unrealized appreciation (depreciation) on investments	31,763	(723,778)	(519,525)	(809,485)
Unrealized depreciation – futures contracts (Note 8)	—	—	(139,698)	(26,406)
NET ASSETS	$2,319,222	$149,613,360	$82,815,540	$61,371,834
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$2,319,222	$—	$73,734,831	$—
Shares outstanding (unlimited shares authorized)	230,272	—	7,497,309	—
Net asset value per share	$10.07	$—	$9.83	$—
Investor Shares:
Net assets	$—	$140,005,738	$9,080,709	$59,679,700
Shares outstanding (unlimited shares authorized)	—	13,173,364	923,429	6,071,910
Net asset value per share	$—	$10.63	$9.83	$9.83
Advisor Shares:
Net assets	$—	$9,607,622	$—	$1,692,134
Shares outstanding (unlimited shares authorized)	—	922,116	—	172,388
Net asset value per share	$—	$10.42	$—	$9.82

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2015

				BROWN
	BROWN	BROWN	BROWN	ADVISORY –
	ADVISORY	ADVISORY	ADVISORY	WMC
	MARYLAND	TAX EXEMPT	MORTGAGE	STRATEGIC
	BOND	BOND	SECURITIES	EUROPEAN
	FUND	FUND	FUND	EQUITY FUND
ASSETS
Investments:
Total investments, at cost	$196,111,595	$229,155,793	$258,819,896	$259,433,910
Net unrealized appreciation (depreciation)	1,705,701	(973,681)	(950,820)	11,028,685
Total investments, at market value	197,817,296	228,182,112	257,869,076	270,462,595
Cash	—	—	—	55,247
Foreign currency (Cost of $—, $—, $—
and $172,182, respectively)	—	—	—	172,182
Receivables:
Investment securities sold	1,077,135	—	19,865,154	—
Fund shares sold	34,410	75,000	6,675,000	159,750
Interest and dividends	2,852,983	2,390,521	971,293	796,585
Prepaid expenses and other assets	6,187	21,792	27,346	29,372
Total Assets	201,788,011	230,669,425	285,407,869	271,675,731
LIABILITIES
Payables:
Investment securities purchased	1,689,450	5,923,455	49,421,640	4,215,073
Fund shares redeemed	273,449	219,444	432,019	61,058
Distributions	238,788	246,851	479,818	—
Accrued Liabilities:
Investment advisory fees	49,734	55,053	57,342	197,392
Administration, accounting, and transfer agent fees	19,902	20,043	23,155	18,808
Custodian fees	1,196	1,312	2,656	36,517
Service fees	8,289	9,176	1,187	3,344
Business management fees	8,289	9,176	9,557	10,966
Distribution fees	—	—	—	579
Other liabilities	29,783	30,440	32,029	34,267
Total Liabilities	2,318,880	6,514,950	50,459,403	4,578,004
NET ASSETS	$199,469,131	$224,154,475	$234,948,466	$267,097,727
COMPONENTS OF NET ASSETS
Paid-in capital	$197,877,644	$226,538,466	$234,845,846	$265,950,530
Accumulated net investment income (loss)	28	(123)	16,572	2,991,719
Accumulated net realized gain (loss)	(114,242)	(1,410,187)	1,036,868	(12,850,014)
Unrealized appreciation (depreciation) on investments	1,705,701	(973,681)	(950,820)	11,028,685
Unrealized depreciation – foreign receivables	—	—	—	(23,193)
NET ASSETS	$199,469,131	$224,154,475	$234,948,466	$267,097,727
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$—	$206,299,331	$240,181,901
Shares outstanding (unlimited shares authorized)	—	—	20,499,646	23,543,884
Net asset value per share	$—	$—	$10.06	$10.20
Investor Shares:
Net assets	$199,469,131	$224,154,475	$28,649,135	$25,840,283
Shares outstanding (unlimited shares authorized)	18,730,882	22,576,784	2,846,463	2,535,149
Net asset value per share	$10.65	$9.93	$10.06	$10.19
Advisor Shares:
Net assets	$—	$—	$—	$1,075,543
Shares outstanding (unlimited shares authorized)	—	—	—	105,783
Net asset value per share	$—	$—	$—	$10.17

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2015

	BROWN ADVISORY –
	WMC JAPAN ALPHA	BROWN ADVISORY –	BROWN ADVISORY
	OPPORTUNITIES	SOMERSET EMERGING	EMERGING MARKETS
	FUND	MARKETS FUND	SMALL-CAP FUND
ASSETS
Investments:
Total investments, at cost	$1,474,489,920	$426,967,574	$190,841,169
Net unrealized appreciation (depreciation)	160,579,290	(2,657,120)	13,826,568
Total investments, at market value	1,635,069,210	424,310,454	204,667,737
Cash	632,984	—	276,866
Foreign currency (Cost of $22,139, $212,755 and $3,863, respectively)	22,139	213,123	3,863
Deposit at broker – futures contracts (Note 8)	4,343,266	—	—
Gross unrealized appreciation – futures contracts (Note 8)	—	—	—
Gross unrealized appreciation –
forward foreign currency contracts (Note 7)	—	—	—
Receivables:
Investment securities sold	28,830,790	38,037	1,836,785
Fund shares sold	5,568,556	2,827,605	785,235
Interest and dividends	2,016,263	971,603	433,537
Prepaid expenses and other assets	30,570	81,928	26,099
Total Assets	1,676,513,778	428,442,750	208,030,122
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 8)	1,281,897	—	—
Gross unrealized depreciation –
forward foreign currency contracts (Note 7)	19,059,167	—	—
Payables:
Investment securities purchased	23,226,711	2,119,342	796,481
Fund shares redeemed	21,724,759	10,500	—
Due to custodian	—	417,386	—
Accrued Liabilities:
Investment advisory fees	1,355,309	294,083	206,850
Administration, accounting, and transfer agent fees	116,111	28,794	15,990
Custodian fees	59,060	91,378	65,610
Service fees	3,338	16,693	2,184
Business management fees	67,765	16,338	8,274
Distribution fees	615	573	—
Other liabilities	108,003	55,853	41,813
Total Liabilities	67,002,735	3,050,940	1,137,202
NET ASSETS	$1,609,511,043	$425,391,810	$206,892,920
COMPONENTS OF NET ASSETS
Paid-in capital	$1,263,739,080	$433,019,186	$184,991,249
Undistributed net investment income	173,902,253	2,706,260	—
Accumulated net realized gain (loss)	31,706,021	(7,651,248)	8,073,960
Unrealized appreciation (depreciation) on investments	160,579,290	(2,657,120)	13,826,568
Unrealized depreciation – futures contracts (Note 8)	(1,281,897)	—	—
Unrealized depreciation – forward foreign currency contracts (Note 7)	(19,059,167)	—	—
Unrealized appreciation (depreciation) – foreign receivables	(74,537)	(25,268)	1,143
NET ASSETS	$1,609,511,043	$425,391,810	$206,892,920
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,582,213,548	$268,530,328	$187,900,735
Shares outstanding (unlimited shares authorized)	123,279,671	27,558,166	16,057,532
Net asset value per share	$12.83	$9.74	$11.70
Investor Shares:
Net assets	$25,627,956	$155,919,248	$18,992,185
Shares outstanding (unlimited shares authorized)	1,998,916	16,026,279	1,624,470
Net asset value per share	$12.82	$9.73	$11.69
Advisor Shares:
Net assets	$1,669,539	$942,234	$—
Shares outstanding (unlimited shares authorized)	130,510	97,101	—
Net asset value per share	$12.79	$9.70	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2015

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	EQUITY
	EQUITY	EQUITY	EQUITY	INCOME
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$21,063,753	$4,951,744	$3,636,081	$6,115,092
Less: foreign taxes withheld	(107,213)	(148,608)	(40,813)	(110,175)
Interest Income	19,212	2,017	5,313	4,139
Total investment income	20,975,752	4,805,153	3,600,581	6,009,056
EXPENSES
Investment advisory fees	15,543,334	1,290,351	1,424,258	1,238,356
Service fees	3,514,633	322,557	352,347	282,316
Business management fees	1,295,278	107,529	118,688	103,196
Administration, accounting, and transfer agent fees	995,486	84,000	93,659	80,349
Miscellaneous expenses	234,096	21,593	26,642	22,295
Professional fees	200,841	33,861	34,954	33,017
Trustee fees and expenses	131,113	10,839	12,502	10,506
Distribution fees	118,106	3,526	32,844	8,029
Registration fees	99,906	43,595	62,426	44,796
Custodian fees	80,244	9,511	16,829	7,042
Insurance fees	49,747	4,467	3,348	3,616
Total Expenses	22,262,784	1,931,829	2,178,497	1,833,518
NET INVESTMENT INCOME (LOSS)	(1,287,032)	2,873,324	1,422,084	4,175,538
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	142,498,453	20,505,998	2,577,056	4,209,370
Net change in unrealized appreciation (depreciation) on:
Investments	95,329,685	(28,872,930)	11,769,709	(3,425,955)
Foreign receivables	—	—	(311)	181
Net change in unrealized appreciation (depreciation)	95,329,685	(28,872,930)	11,769,398	(3,425,774)
NET REALIZED AND UNREALIZED GAIN (LOSS)	237,828,138	(8,366,932)	14,346,454	783,596
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$236,541,106	$(5,493,608)	$15,768,538	$4,959,134

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2015

	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	BROWN
	SUSTAINABLE	SMALL-CAP	SMALL-CAP	ADVISORY
	GROWTH	GROWTH	FUNDAMENTAL	OPPORTUNITY
	FUND	FUND	VALUE FUND	FUND
INVESTMENT INCOME
Dividend income	$1,382,347	$1,348,159	$9,991,297	$107,742
Less: foreign taxes withheld	(22,510)	(1,115)	(4,126)	(520)
Interest Income	2,189	3,733	10,436	76
Total investment income	1,362,026	1,350,777	9,997,607	107,298
EXPENSES
Investment advisory fees	1,265,870	2,365,665	6,040,352	98,121
Distribution fees	329,981	15,390	102,981	—
Service fees	265,733	401,897	1,004,728	17,315
Registration fees	41,507	44,511	95,610	19,773
Professional fees	33,281	37,921	66,786	19,350
Business management fees	105,489	139,157	355,315	5,772
Administration, accounting, and transfer agent fees	86,585	108,866	272,124	7,633
Miscellaneous expenses	28,345	29,653	66,238	4,430
Custodian fees	8,101	11,683	28,144	1,239
Trustee fees and expenses	10,712	14,023	35,964	594
Insurance fees	3,774	5,245	10,916	212
Total Expenses	2,179,378	3,174,011	8,079,158	174,439
Expenses waived by adviser – expense cap (Note 3)	—	—	—	(1,285)
Net Expenses	2,179,378	3,174,011	8,079,158	173,154
NET INVESTMENT INCOME (LOSS)	(817,352)	(1,823,234)	1,918,449	(65,856)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	17,678,513	38,675,691	32,140,185	1,367,669
Net change in unrealized appreciation (depreciation)	9,157,231	(4,311,804)	(8,864,807)	(474,987)
NET REALIZED AND UNREALIZED GAIN	26,835,744	34,363,887	23,275,378	892,682
INCREASE IN NET ASSETS FROM OPERATIONS	$26,018,392	$32,540,653	$25,193,827	$826,826

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year/Period Ended June 30, 2015

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MULTI-	INTERMEDIATE	TOTAL	STRATEGIC
	STRATEGY	INCOME	RETURN	BOND
	FUND*	FUND	FUND**	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$—	$—	$—	$43,002
Dividend income – affiliated (Note 3)	9,769	966,550	—	—
Less: foreign taxes withheld	—	—	—	—
Interest Income	18	3,032,896	1,075,175	1,251,190
Total investment income	9,787	3,999,446	1,075,175	1,294,192
EXPENSES
Investment advisory fees	3,797	537,744	132,441	182,098
Service fees	—	89,624	6,997	28,816
Business management fees	633	89,624	22,074	20,745
Administration, accounting, and transfer agent fees	587	80,251	24,320	24,730
Registration fees	13,724	35,801	28,479	32,511
Miscellaneous expenses	5,335	19,452	10,921	9,380
Professional fees	12,627	31,583	15,001	21,254
Distribution fees	—	26,501	—	27,412
Trustee fees and expenses	69	8,938	2,411	2,177
Custodian fees	1,577	7,983	4,269	4,679
Insurance fees	21	3,940	82	441
Interest expense – line of credit (Note 9)	225	—	—	—
Total Expenses	38,595	931,441	246,995	354,243
Expenses waived by adviser – expense cap (Note 3)	(20,377)	—	—	(7,500)
Expenses waived by adviser – investments in affiliates (Note 3)	—	(99,465)	—	—
Net Expenses	18,218	831,976	246,995	346,743
NET INVESTMENT INCOME (LOSS)	(8,431)	3,167,470	828,180	947,449
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	—	848,288	29,046	(299,199)
Investments – affiliated (Note 3)	(2,804)	44,761	—	—
Credit default swaps (Note 6)	—	—	—	(158,389)
Futures contracts (Note 8)	—	—	(1,001,045)	(369,898)
Capital gain distribution from other RIC – affiliated (Note 3)	5,211	238,536	—	—
Net realized gain (loss)	2,407	1,131,585	(971,999)	(827,486)
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	—	(2,092,876)	(519,525)	(950,081)
Investments – affiliated (Note 3)	31,763	(311,986)	—	—
Credit default swaps (Note 6)	—	—	—	(151,550)
Futures contracts (Note 8)	—	—	(139,698)	(26,406)
Net change in unrealized appreciation (depreciation)	31,763	(2,404,862)	(659,223)	(1,128,037)
NET REALIZED AND UNREALIZED GAIN (LOSS)	34,170	(1,273,277)	(1,631,222)	(1,955,523)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$25,739	$1,894,193	$(803,042)	$(1,008,074)
*	Commenced operations on October 31, 2014. The information presented is for the period from October 31, 2014 to June 30, 2015.
**	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2015

				BROWN
	BROWN	BROWN	BROWN	ADVISORY –
	ADVISORY	ADVISORY	ADVISORY	WMC
	MARYLAND	TAX EXEMPT	MORTGAGE	STRATEGIC
	BOND	BOND	SECURITIES	EUROPEAN
	FUND	FUND	FUND	EQUITY FUND
INVESTMENT INCOME
Dividend income	$—	$—	$—	$6,360,920
Less: foreign taxes withheld	—	—	—	(769,591)
Interest Income	4,505,413	5,003,395	6,738,559	1,091
Total investment income	4,505,413	5,003,395	6,738,559	5,592,420
EXPENSES
Investment advisory fees	627,902	659,060	641,728	2,033,872
Distribution fees	—	—	—	1,310
Service fees	104,650	109,843	19,286	30,139
Registration fees	7,711	36,368	45,304	63,943
Professional fees	33,258	34,004	27,855	28,560
Business management fees	104,650	109,843	106,955	112,993
Administration, accounting, and transfer agent fees	109,141	109,735	123,962	94,786
Miscellaneous expenses	20,669	18,163	21,570	20,080
Custodian fees	6,890	7,882	14,981	173,655
Trustee fees and expenses	10,557	11,404	11,028	11,762
Insurance fees	3,683	3,728	3,507	3,751
Total Expenses	1,029,111	1,100,030	1,016,176	2,574,851
NET INVESTMENT INCOME	3,476,302	3,903,365	5,722,383	3,017,569
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	585,355	(946,691)	2,379,466	(12,510,798)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,821,647)	(1,400,710)	(2,496,970)	3,980,302
Foreign receivables	—	—	—	(21,102)
Net change in unrealized appreciation (depreciation)	(2,821,647)	(1,400,710)	(2,496,970)	3,959,200
NET REALIZED AND UNREALIZED LOSS	(2,236,292)	(2,347,401)	(117,504)	(8,551,598)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,240,010	$1,555,964	$5,604,879	$(5,534,029)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year/Period Ended June 30, 2015

	BROWN ADVISORY –
	WMC JAPAN ALPHA	BROWN ADVISORY –	BROWN ADVISORY
	OPPORTUNITIES	SOMERSET EMERGING	EMERGING MARKETS
	FUND	MARKETS FUND	SMALL-CAP FUND*
INVESTMENT INCOME
Dividend income	$22,870,852	$8,072,262	$1,718,701
Less: foreign taxes withheld	(2,284,381)	(1,105,459)	(111,807)
Interest Income	35,459	12,861	2,358
Total investment income	20,621,930	6,979,664	1,609,252
EXPENSES
Investment advisory fees	13,264,147	2,484,673	957,062
Business management fees	663,207	138,037	38,282
Administration, accounting, and transfer agent fees	546,622	118,055	36,552
Custodian fees	320,183	455,530	287,516
Miscellaneous expenses	136,743	30,866	20,016
Registration fees	108,291	80,309	40,153
Professional fees	107,303	37,627	17,245
Trustee fees and expenses	69,658	14,320	4,418
Service fees	20,736	74,265	8,627
Insurance fees	19,862	4,343	200
Distribution fees	894	1,588	—
Total Expenses	15,257,646	3,439,613	1,410,071
NET INVESTMENT INCOME	5,364,284	3,540,051	199,181
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	23,539,492	2,204,829	7,874,779
Futures contracts (Note 8)	23,591,577	—	—
Forward foreign currency contracts (Note 7)	221,111,367	—	—
Net realized gain	268,242,436	2,204,829	7,874,779
Net change in unrealized appreciation (depreciation) on:
Investments	90,933,858	(16,477,298)	13,826,568
Futures contracts (Note 8)	(2,451,491)	—	—
Forward foreign currency contracts (Note 7)	(12,603,858)	—	—
Foreign receivables	(83,979)	(25,646)	1,143
Net change in unrealized appreciation (depreciation)	75,794,530	(16,502,944)	13,827,711
NET REALIZED AND UNREALIZED GAIN (LOSS)	344,036,966	(14,298,115)	21,702,490
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$349,401,250	$(10,758,064)	$21,901,671

*	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		VALUE EQUITY FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2015	2014	2015	2014
OPERATIONS
Net investment income (loss)	$(1,287,032)	$(3,026,706)	$2,873,324	$2,447,782
Net realized gains	142,498,453	68,484,570	20,505,998	16,997,084
Net change in unrealized appreciation (depreciation)	95,329,685	338,915,369	(28,872,930)	31,519,020
Increase (Decrease) in Net Assets from Operations	236,541,106	404,373,233	(5,493,608)	50,963,886
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(835)	(128)
Investor Shares	—	—	(3,161,833)	(1,812,794)
Advisor Shares	—	—	(16,853)	(10,159)
Net realized gain:
Institutional Shares	(7,762,347)	(946,386)	(1,614)	—
Investor Shares	(69,561,007)	(14,286,774)	(6,779,611)	—
Advisor Shares	(1,508,212)	(297,701)	(45,355)	—
Total Distributions to Shareholders	(78,831,566)	(15,530,861)	(10,006,101)	(1,823,081)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	67,603,650	114,398,361	43,422	—
Investor Shares	259,807,081	1,019,160,535	13,675,935	43,671,979
Advisor Shares	3,854,264	32,019,095	58,887	500
Reinvestment of distributions:
Institutional Shares	7,222,086	912,323	1,614	—
Investor Shares	62,066,866	13,350,521	4,242,468	322,261
Advisor Shares	1,473,353	290,801	51,115	8,720
Redemption of shares:
Institutional Shares	(65,507,889)	(23,531,450)	(40,675)	—
Investor Shares	(814,445,647)	(547,273,104)	(77,385,552)	(11,853,550)
Advisor Shares	(12,071,342)	(10,321,727)	(457,798)	(401,578)
Redemption fees:
Institutional Shares	139	154	—	—
Investor Shares	2,014	4,850	—	193
Advisor Shares	47	2	106	—
Increase (Decrease) from Capital Share Transactions	(489,995,378)	599,010,361	(59,810,478)	31,748,525
Increase (Decrease) in Net Assets	(332,285,838)	987,852,733	(75,310,187)	80,889,330
NET ASSETS
Beginning of year	2,779,295,554	1,791,442,821	243,315,683	162,426,353
End of year	$2,447,009,716	$2,779,295,554	$168,005,496	$243,315,683
Undistributed net investment income	$—	$—	$1,760,722	$2,067,371
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,477,138	6,267,064	2,358	—
Investor Shares	13,244,976	58,154,868	751,004	2,658,481
Advisor Shares	204,051	1,829,286	3,309	31
Reinvestment of distributions:
Institutional Shares	369,039	49,444	91	—
Investor Shares	3,179,655	739,231	240,913	18,628
Advisor Shares	77,914	16,570	2,883	500
Redemption of shares:
Institutional Shares	(3,331,028)	(1,275,736)	(2,425)	—
Investor Shares	(41,587,352)	(29,939,374)	(4,361,257)	(692,354)
Advisor Shares	(634,323)	(579,987)	(25,841)	(22,764)
Increase (Decrease) from Capital Share Transactions	(24,999,930)	35,261,366	(3,388,965)	1,962,522

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	FLEXIBLE EQUITY FUND		EQUITY INCOME FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2015	2014	2015	2014
OPERATIONS
Net investment income	$1,422,084	$710,542	$4,175,538	$3,893,279
Net realized gains	2,577,056	1,912,542	4,209,370	11,151,487
Net change in unrealized appreciation (depreciation)	11,769,398	22,754,176	(3,425,774)	18,099,266
Increase in Net Assets from Operations	15,768,538	25,377,260	4,959,134	33,144,032
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(672)	(7,405)	(393,937)	(132,683)
Investor Shares	(980,117)	(368,373)	(3,734,830)	(3,811,080)
Advisor Shares	(20,673)	(28,875)	(56,365)	(56,126)
Net realized gain:
Institutional Shares	—	—	(823,551)	(411)
Investor Shares	—	—	(8,462,343)	(6,248,858)
Advisor Shares	—	—	(144,101)	(98,052)
Total Distributions to Shareholders	(1,001,462)	(404,653)	(13,615,127)	(10,347,210)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,491,198	2,923,927	425,083	16,604,412
Investor Shares	126,514,218	69,789,625	24,779,203	20,766,881
Advisor Shares	4,346,413	11,380,969	232,804	702,263
Reinvestment of distributions:
Institutional Shares	—	—	1,111,862	108,931
Investor Shares	371,990	180,778	5,450,611	4,310,334
Advisor Shares	19,373	27,104	184,935	144,327
Redemption of shares:
Institutional Shares	(3,560,985)	(134,923)	(307,761)	—
Investor Shares	(34,603,086)	(12,584,573)	(19,832,624)	(39,823,968)
Advisor Shares	(8,570,686)	(4,893,918)	(437,250)	(234,450)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	852	322	—	—
Advisor Shares	—	191	—	—
Increase from Capital Share Transactions	89,009,287	66,689,502	11,606,863	2,578,730
Increase in Net Assets	103,776,363	91,662,109	2,950,870	25,375,552
NET ASSETS
Beginning of year	180,572,258	88,910,149	201,332,490	175,956,938
End of year	$284,348,621	$180,572,258	$204,283,360	$201,332,490
Undistributed net investment income	$826,205	$406,100	$—	$—
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	286,808	220,376	31,623	1,280,070
Investor Shares	8,056,850	5,170,097	1,827,033	1,621,159
Advisor Shares	276,507	867,329	17,249	54,858
Reinvestment of distributions:
Institutional Shares	—	—	82,255	8,097
Investor Shares	23,062	12,758	403,046	339,005
Advisor Shares	1,201	1,913	13,700	11,304
Redemption of shares:
Institutional Shares	(231,546)	(10,272)	(22,576)	—
Investor Shares	(2,175,833)	(928,933)	(1,463,547)	(3,069,500)
Advisor Shares	(555,109)	(362,982)	(32,018)	(18,262)
Increase from Capital Share Transactions	5,681,940	4,970,286	856,765	226,731

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	SUSTAINABLE GROWTH FUND		SMALL-CAP GROWTH FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2015	2014	2015	2014
OPERATIONS
Net investment loss	$(817,352)	$(611,908)	$(1,823,234)	$(2,463,016)
Net realized gains	17,678,513	10,473,938	38,675,691	31,585,276
Net change in unrealized appreciation (depreciation)	9,157,231	28,972,269	(4,311,804)	24,366,462
Increase in Net Assets from Operations	26,018,392	38,834,299	32,540,653	53,488,722
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Institutional Shares	(655,994)	(303,352)	(978,695)	(369,008)
Investor Shares	(998,289)	(384,995)	(30,219,392)	(13,816,372)
Advisor Shares	(2,685,927)	(1,452,293)	(686,814)	(304,670)
Total Distributions to Shareholders	(4,340,210)	(2,140,640)	(31,884,901)	(14,490,050)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	43,518,158	5,077,590	5,495,343	2,951,287
Investor Shares	6,918,710	19,256,931	18,679,499	26,226,777
Advisor Shares	10,366,384	6,421,891	1,729,263	2,139,136
Reinvestment of distributions:
Institutional Shares	523,469	240,303	867,109	336,338
Investor Shares	577,035	218,672	17,079,397	7,763,483
Advisor Shares	2,496,115	1,353,148	522,789	185,410
Redemption of shares:
Institutional Shares	(9,300,080)	(12,964,879)	(2,442,148)	(2,934,502)
Investor Shares	(48,880,467)	(2,502,788)	(58,853,998)	(67,246,745)
Advisor Shares	(21,536,336)	(24,082,304)	(3,203,139)	(1,202,041)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	59	—	233	72
Advisor Shares	463	1,025	—	—
Decrease from Capital Share Transactions	(15,316,490)	(6,980,411)	(20,125,652)	(31,780,785)
Increase (Decrease) in Net Assets	6,361,692	29,713,248	(19,469,900)	7,217,887
NET ASSETS
Beginning of year	210,042,942	180,329,694	301,084,356	293,866,469
End of year	$216,404,634	$210,042,942	$281,614,456	$301,084,356
Accumulated net investment loss	$(429,774)	$(297,381)	$(536,612)	$(425,777)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,737,848	376,843	164,079	78,822
Investor Shares	469,873	1,428,380	1,066,313	1,462,019
Advisor Shares	675,203	481,546	102,159	121,903
Reinvestment of distributions:
Institutional Shares	35,538	17,853	26,324	9,512
Investor Shares	39,334	16,295	1,031,365	435,906
Advisor Shares	171,201	101,132	32,776	10,786
Redemption of shares:
Institutional Shares	(605,631)	(994,246)	(69,833)	(83,303)
Investor Shares	(3,121,284)	(182,207)	(3,366,097)	(3,692,883)
Advisor Shares	(1,472,472)	(1,804,877)	(188,820)	(69,091)
Decrease from Capital Share Transactions	(1,070,390)	(559,281)	(1,201,734)	(1,726,329)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		OPPORTUNITY FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2015	2014	2015	2014
OPERATIONS
Net investment income (loss)	$1,918,449	$1,840,245	$(65,856)	$(68,001)
Net realized gains	32,140,185	29,407,001	1,367,669	996,471
Net change in unrealized appreciation (depreciation)	(8,864,807)	76,764,405	(474,987)	1,311,409
Increase in Net Assets from Operations	25,193,827	108,011,651	826,826	2,239,879
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(194,841)	(140,496)	—	—
Investor Shares	(2,670,756)	(3,540,086)	—	—
Advisor Shares	(125,977)	(95,529)	—	—
Net realized gain:
Institutional Shares	(1,600,207)	(670,124)	—	—
Investor Shares	(28,747,296)	(19,658,734)	—	—
Advisor Shares	(1,814,795)	(760,942)	—	—
Total Distributions to Shareholders	(35,153,872)	(24,865,911)	—	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	59,718,016	17,839,759	—	—
Investor Shares	268,908,004	172,880,303	882,037	1,317,533
Advisor Shares	45,406,706	5,013,486	—	—
Reinvestment of distributions:
Institutional Shares	1,724,030	801,537	—	—
Investor Shares	17,869,434	12,588,210	—	—
Advisor Shares	1,911,251	851,303	—	—
Redemption of shares:
Institutional Shares	(4,249,966)	(1,162,598)	—	—
Investor Shares	(97,894,196)	(67,733,638)	(2,684,538)	(1,049,564)
Advisor Shares	(9,586,430)	(3,337,506)	—	—
Redemption fees:
Institutional Shares	15	—	—	—
Investor Shares	1,692	635	—	—
Advisor Shares	1,622	32	—	—
Increase (Decrease) from Capital Share Transactions	283,810,178	137,741,523	(1,802,501)	267,969
Increase (Decrease) in Net Assets	273,850,133	220,887,263	(975,675)	2,507,848
NET ASSETS
Beginning of year	608,730,235	387,842,972	11,680,969	9,173,121
End of year	$882,580,368	$608,730,235	$10,705,294	$11,680,969
Undistributed (Accumulated) net investment income (loss)	$—	$58,682	$(39,115)	$(34,133)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,510,304	777,261	—	—
Investor Shares	11,368,688	7,643,580	38,108	60,945
Advisor Shares	1,923,210	217,599	—	—
Reinvestment of distributions:
Institutional Shares	73,145	34,883	—	—
Investor Shares	758,465	549,691	—	—
Advisor Shares	81,364	37,268	—	—
Redemption of shares:
Institutional Shares	(179,005)	(50,536)	—	—
Investor Shares	(4,131,656)	(2,974,633)	(112,655)	(48,362)
Advisor Shares	(406,882)	(145,557)	—	—
Increase (Decrease) from Capital Share Transactions	11,997,633	6,089,556	(74,547)	12,583

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY	BROWN ADVISORY
	MULTI-STRATEGY FUND	INTERMEDIATE INCOME FUND
	Period Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,
	2015*	2015	2014
OPERATIONS
Net investment income (loss)	$(8,431)	$3,167,470	$3,598,494
Net realized gains	2,407	1,131,585	41,616
Net change in unrealized appreciation (depreciation)	31,763	(2,404,862)	2,189,550
Increase in Net Assets from Operations	25,739	1,894,193	5,829,660
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(2,394)	—	—
Investor Shares	—	(3,342,529)	(3,569,560)
Advisor Shares	—	(190,222)	(193,169)
Net realized gain:
Institutional Shares	—	—	—
Investor Shares	—	—	(4,271,648)
Advisor Shares	—	—	(275,860)
Total Distributions to Shareholders	(2,394)	(3,532,751)	(8,310,237)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,213,113	—	—
Investor Shares	—	29,017,096	78,227,331
Advisor Shares	—	29,024	448,258
Reinvestment of distributions:
Institutional Shares	1,862	—	—
Investor Shares	—	742,197	3,631,333
Advisor Shares	—	117,261	314,913
Redemption of shares:
Institutional Shares	(919,098)	—	—
Investor Shares	—	(95,596,082)	(113,719,031)
Advisor Shares	—	(3,041,900)	(4,129,873)
Redemption fees:
Institutional Shares	—	—	—
Investor Shares	—	66	50
Advisor Shares	—	—	—
Increase (Decrease) from Capital Share Transactions	2,295,877	(68,732,338)	(35,227,019)
Increase (Decrease) in Net Assets	2,319,222	(70,370,896)	(37,707,596)
NET ASSETS
Beginning of period/year	—	219,984,256	257,691,852
End of period/year	$2,319,222	$149,613,360	$219,984,256
Accumulated net investment loss	$(10,237)	$(190,234)	$(219,785)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	320,283	—	—
Investor Shares	—	2,702,238	7,311,163
Advisor Shares	—	2,759	42,887
Reinvestment of distributions:
Institutional Shares	185	—	—
Investor Shares	—	69,244	342,553
Advisor Shares	—	11,158	30,195
Redemption of shares:
Institutional Shares	(90,196)	—	—
Investor Shares	—	(8,904,829)	(10,601,394)
Advisor Shares	—	(289,204)	(391,768)
Increase (Decrease) from Capital Share Transactions	230,272	(6,408,634)	(3,266,364)

*	Commenced operations on October 31, 2014. The information presented is for the period from October 31, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY	BROWN ADVISORY
	TOTAL RETURN FUND	STRATEGIC BOND FUND
	Period Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,
	2015*	2015	2014
OPERATIONS
Net investment income (loss)	$828,180	$947,449	$(17,668)
Net realized gains (losses)	(971,999)	(827,486)	662,074
Net change in unrealized appreciation (depreciation)	(659,223)	(1,128,037)	314,492
Increase (Decrease) in Net Assets from Operations	(803,042)	(1,008,074)	958,898
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(682,226)	—	—
Investor Shares	(154,576)	(184,113)	—
Advisor Shares	—	(16,546)	(110,929)
Total Distributions to Shareholders	(836,802)	(200,659)	(110,929)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	77,851,406	—	—
Investor Shares	65,246,223	63,812,872	—
Advisor Shares	—	660,164	4,168,994
Reinvestment of distributions:
Institutional Shares	14,220	—	—
Investor Shares	79,537	10,665	—
Advisor Shares	—	12,621	15,079
Redemption of shares:
Institutional Shares	(1,951,607)	—	—
Investor Shares	(56,784,565)	(2,931,241)	—
Advisor Shares	—	(23,383,633)	(6,203,314)
Redemption fees:
Institutional Shares	—	—	—
Investor Shares	170	—	—
Advisor Shares	—	—	—
Increase (Decrease) from Capital Share Transactions	84,455,384	38,181,448	(2,019,241)
Increase (Decrease) in Net Assets	82,815,540	36,972,715	(1,171,272)
NET ASSETS
Beginning of period/year	—	24,399,119	25,570,391
End of period/year	$82,815,540	$61,371,834	$24,399,119
Undistributed (Accumulated) net investment income (loss)	$5,632	$772,240	$(138,070)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	7,692,250	—	—
Investor Shares	6,514,215	6,365,336	—
Advisor Shares	—	65,803	426,035
Reinvestment of distributions:
Institutional Shares	1,421	—	—
Investor Shares	7,947	1,063	—
Advisor Shares	—	1,257	1,553
Redemption of shares:
Institutional Shares	(196,362)	—	—
Investor Shares	(5,598,733)	(294,489)	—
Advisor Shares	—	(2,326,028)	(638,450)
Increase (Decrease) from Capital Share Transactions	8,420,738	3,812,942	(210,862)
*	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY TAX
	MARYLAND BOND FUND		EXEMPT BOND FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2015	2014	2015	2014
OPERATIONS
Net investment income	$3,476,302	$4,437,861	$3,903,365	$3,305,444
Net realized gains (losses)	585,355	341,254	(946,691)	(463,496)
Net change in unrealized appreciation (depreciation)	(2,821,647)	1,397,876	(1,400,710)	4,078,241
Increase in Net Assets from Operations	1,240,010	6,176,991	1,555,964	6,920,189
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(3,476,302)	(4,437,861)	(3,903,365)	(3,305,444)
Net realized gain:
Investor Shares	(1,040,851)	(1,707,914)	—	(27,107)
Total Distributions to Shareholders	(4,517,153)	(6,145,775)	(3,903,365)	(3,332,551)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	53,347,422	134,290,934	97,415,938	225,415,569
Reinvestment of distributions:
Investor Shares	1,121,200	1,556,130	850,588	557,364
Redemption of shares:
Investor Shares	(57,440,183)	(182,327,223)	(76,942,910)	(186,274,382)
Redemption fees:
Investor Shares	442	—	787	—
Increase (Decrease) from Capital Share Transactions	(2,971,119)	(46,480,159)	21,324,403	39,698,551
Increase (Decrease) in Net Assets	(6,248,262)	(46,448,943)	18,977,002	43,286,189
NET ASSETS
Beginning of year	205,717,393	252,166,336	205,177,473	161,891,284
End of year	$199,469,131	$205,717,393	$224,154,475	$205,177,473
Undistributed (Accumulated) net investment income (loss)	$28	$28	$(123)	$(123)
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	4,947,707	12,545,458	9,696,551	22,962,219
Reinvestment of distributions:
Investor Shares	104,124	145,627	84,697	56,344
Redemption of shares:
Investor Shares	(5,332,469)	(17,015,043)	(7,659,517)	(19,017,976)
Increase (Decrease) from Capital Share Transactions	(280,638)	(4,323,958)	2,121,731	4,000,587

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Year Ended	Period Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,
	2015	2014*	2015	2014**
OPERATIONS
Net investment income	$5,722,383	$1,578,439	$3,017,569	$2,146,513
Net realized gains (losses)	2,379,466	920,861	(12,510,798)	(347,221)
Net change in unrealized appreciation (depreciation)	(2,496,970)	1,546,150	3,959,200	7,046,292
Increase (Decrease) in Net Assets from Operations	5,604,879	4,045,450	(5,534,029)	8,845,584
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(5,220,946)	(322,103)	(2,028,155)	—
Investor Shares	(1,048,373)	(1,381,608)	(161,265)	—
Advisor Shares	—	—	(3,195)	—
Net realized gain:
Institutional Shares	(1,220,433)	—	—	—
Investor Shares	(354,459)	—	—	—
Advisor Shares	—	—	—	—
Total Distributions to Shareholders	(7,844,211)	(1,703,711)	(2,192,615)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	120,438,550	133,244,915	128,250,563	199,664,123
Investor Shares	15,997,743	200,853,490	14,088,732	17,731,422
Advisor Shares	—	—	1,072,184	286,619
Reinvestment of distributions:
Institutional Shares	1,264,476	15,168	136,737	—
Investor Shares	752,471	362,917	131,427	—
Advisor Shares	—	—	2,681	—
Redemption of shares:
Institutional Shares	(44,771,378)	(1,880,000)	(83,625,059)	(5,104,407)
Investor Shares	(55,685,240)	(135,747,053)	(5,873,578)	(501,971)
Advisor Shares	—	—	(230,575)	(55,235)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	—	—	5,075	—
Advisor Shares	—	—	49	—
Increase from Capital Share Transactions	37,996,622	196,849,437	53,958,236	212,020,551
Increase in Net Assets	35,757,290	199,191,176	46,231,592	220,866,135
NET ASSETS
Beginning of year/period	199,191,176	—	220,866,135	—
End of year/period	$234,948,466	$199,191,176	$267,097,727	$220,866,135
Undistributed net investment income	$16,572	$48,689	$2,991,719	$2,146,536
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	11,840,919	13,118,411	12,789,191	19,876,042
Investor Shares	1,573,302	20,017,629	1,385,487	1,773,327
Advisor Shares	—	—	105,099	28,371
Reinvestment of distributions:
Institutional Shares	125,482	1,493	14,053	—
Investor Shares	74,490	35,819	13,521	—
Advisor Shares	—	—	276	—
Redemption of shares:
Institutional Shares	(4,401,492)	(185,167)	(8,631,771)	(503,631)
Investor Shares	(5,472,951)	(13,381,826)	(587,647)	(49,539)
Advisor Shares	—	—	(22,565)	(5,398)
Increase from Capital Share Transactions	3,739,750	19,606,359	5,065,644	21,119,172

*	Commenced operations on December 26, 2013. The information presented is for the period from December 26, 2013 to June 30, 2014.
**	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

					BROWN
					ADVISORY
					EMERGING
	BROWN ADVISORY –		BROWN ADVISORY –		MARKETS
	WMC JAPAN ALPHA		SOMSERSET EMERGING		SMALL-CAP
	OPPORTUNITIES FUND		MARKETS FUND		FUND
	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014*	2015	2014	2015**
OPERATIONS
Net investment income	$5,364,284	$4,466,253	$3,540,051	$3,341,554	$199,181
Net realized gains (losses)	268,242,436	(7,534,618)	2,204,829	(7,237,279)	7,874,779
Net change in unrealized appreciation (depreciation)	75,794,530	64,369,159	(16,502,944)	19,128,390	13,827,711
Increase (Decrease) in Net Assets from Operations	349,401,250	61,300,794	(10,758,064)	15,232,665	21,901,671
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(56,510,560)	—	(3,242,870)	(1,597,073)	—
Investor Shares	(515,706)	—	(540,676)	(155,756)	—
Advisor Shares	(5,171)	—	(6,119)	(8,284)	—
Net realized gain:
Institutional Shares	(7,825,633)	—	—	—	—
Investor Shares	(72,262)	—	—	—	—
Advisor Shares	(749)	—	—	—	—
Total Distributions to Shareholders	(64,930,081)	—	(3,789,665)	(1,761,113)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	429,017,811	1,031,575,751	122,818,655	87,865,122	172,179,444
Investor Shares	19,702,437	4,455,791	146,036,626	12,800,049	19,556,483
Advisor Shares	1,666,578	54,786	558,959	92,326	—
Reinvestment of distributions:
Institutional Shares	2,070,113	—	490,258	117,284	—
Investor Shares	586,590	—	429,370	111,069	—
Advisor Shares	5,920	—	6,119	8,284	—
Redemption of shares:
Institutional Shares	(210,662,995)	(12,008,108)	(37,255,938)	(28,796,591)	(4,525,254)
Investor Shares	(2,531,378)	(80,811)	(11,527,368)	(1,766,244)	(2,219,470)
Advisor Shares	(115,120)	—	(116,905)	(601,984)	—
Redemption fees:
Institutional Shares	443	—	—	—	46
Investor Shares	1,272	—	—	—	—
Advisor Shares	—	—	—	—	—
Increase from Capital Share Transactions	239,741,671	1,023,997,409	221,439,776	69,829,315	184,991,249
Increase in Net Assets	524,212,840	1,085,298,203	206,892,047	83,300,867	206,892,920
NET ASSETS
Beginning of year/period	1,085,298,203	—	218,499,763	135,198,896	—
End of year/period	$1,609,511,043	$1,085,298,203	$425,391,810	$218,499,763	$206,892,920
Undistributed (Accumulated) net investment income (loss)	$173,902,253	$(813,416)	$2,706,260	$2,310,343	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

					BROWN
					ADVISORY
					EMERGING
	BROWN ADVISORY –		BROWN ADVISORY –		MARKETS
	WMC JAPAN ALPHA		SOMSERSET EMERGING		SMALL-CAP
	OPPORTUNITIES FUND		MARKETS FUND		FUND
	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014*	2015	2014	2015**
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	37,938,780	104,178,148	12,355,851	9,071,496	16,476,173
Investor Shares	1,726,060	438,918	14,781,054	1,323,455	1,814,477
Advisor Shares	133,674	5,619	56,038	9,530	—
Reinvestment of distributions:
Institutional Shares	188,021	—	51,770	12,230	—
Investor Shares	53,278	—	45,388	11,594	—
Advisor Shares	538	—	647	865	—
Redemption of shares:
Institutional Shares	(17,819,683)	(1,205,595)	(3,801,894)	(3,005,651)	(418,641)
Investor Shares	(211,427)	(7,913)	(1,179,864)	(185,281)	(190,007)
Advisor Shares	(9,321)	—	(11,945)	(62,273)	—
Increase from Capital Share Transactions	21,999,920	103,409,177	22,297,045	7,175,965	17,682,002

*	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.
**	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY GROWTH EQUITY FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2015	2014	2013(g)
Net Asset Value, Beginning of Year / Period	$19.10	$16.22	$14.58

Net Investment Income(a)	0.02	—	0.01
Net Realized And Unrealized Gains	1.82	2.99	1.66
Total from Investment Operations	$1.84	$2.99	$1.67

Distributions:
from Net Investment Income	—	—	(0.03)
from Net Realized Gains	(0.61)	(0.11)	—
Total Distributions to Shareholders	$(0.61)	$(0.11)	$(0.03)

Redemption fees(a)	— (e)	— (e)	—	(e)

Net Asset Value, End of Year / Period	$20.33	$19.10	$16.22
Total Return	9.73%	18.46%	11.49	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$259,098	$233,627	$116,575

Ratios to Average Net Assets:
Net Investment Income	0.09%	0.03%	0.30	%(c)
Net Expenses	0.72%	0.74%	0.78	%(c)
Gross Expenses(d)	0.72%	0.74%	0.78	%(c)
Portfolio Turnover Rate	24%	25%	40	%(f)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(g)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY GROWTH EQUITY FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$19.07	$16.21	$13.80	$13.63	$9.99

Net Investment Income (Loss)(a)	(0.01)	(0.02)	0.03	(0.05)	(0.04)
Net Realized And Unrealized Gains (Losses)	1.81	2.99	2.41	0.22	3.68
Total from Investment Operations	$1.80	$2.97	$2.44	$0.17	$3.64

Distributions:
from Net Investment Income	—	—	(0.03)	—	—
from Net Realized Gains	(0.61)	(0.11)	—	—	—
Total Distributions to Shareholders	$(0.61)	$(0.11)	$(0.03)	$—	$—

Redemption fees(a)	— (c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Year	$20.26	$19.07	$16.21	$13.80	$13.63

Total Return	9.54%	18.35%	17.67%	1.25%	36.44%

Net Assets at End of Year (000’s Omitted)	$2,143,325	$2,497,036	$1,653,389	$954,560	$463,228

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.06)%	(0.12)%	0.17%	(0.35)%	(0.29)%
Net Expenses	0.87%	0.89%	0.91%	0.90%	0.94%
Gross Expenses(b)	0.87%	0.89%	0.91%	0.90%	0.94%
Portfolio Turnover Rate	24%	25%	40%	58%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY GROWTH EQUITY FUND

ADVISOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$18.51	$15.78	$13.45	$13.31	$9.80

Net Investment Loss(a)	(0.06)	(0.07)	(0.01)	(0.07)	(0.09)
Net Realized And Unrealized Gains (Losses)	1.76	2.91	2.35	0.21	3.60
Total from Investment Operations	$1.70	$2.84	$2.34	$0.14	$3.51

Distributions:
from Net Investment Income	—	—	(0.01)	—	—
from Net Realized Gains	(0.61)	(0.11)	—	—	—
Total Distributions to Shareholders	$(0.61)	$(0.11)	$(0.01)	$—	$—

Redemption fees(a)	— (d)	— (d)	— (d)	— (d)	—

Net Asset Value, End of Year	$19.60	$18.51	$15.78	$13.45	$13.31

Total Return(b)	9.28%	18.02%	17.43%	1.05%	35.82%

Net Assets at End of Year (000’s Omitted)	$44,587	$48,632	$21,478	$11,593	$5,698

Ratios to Average Net Assets:
Net Investment Loss	(0.31)%	(0.37)%	(0.07)%	(0.55)%	(0.74)%
Net Expenses	1.12%	1.14%	1.15%	1.10%	1.39%
Gross Expenses(c)	1.12%	1.14%	1.15%	1.10%	1.39%
Portfolio Turnover Rate	24%	25%	40%	58%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for year ended June 30, 2011.
(c)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(d)	Less than $0.01 per share.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY VALUE EQUITY FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$18.75	$14.74	$13.05

Net Investment Income(a)	0.27	0.22	0.18
Net Realized And Unrealized Gains (Losses)	(0.68)	3.95	1.74
Total from Investment Operations	$(0.41)	$4.17	$1.92

Distributions:
from Net Investment Income	(0.28)	(0.16)	(0.23)
from Net Realized Gains	(0.54)	—	—
Total Distributions to Shareholders	$(0.82)	$(0.16)	$(0.23)

Redemption fees(a)	—	—	—

Net Asset Value, End of Year / Period	$17.52	$18.75	$14.74

Total Return	(2.20)%	28.41%	14.99	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$14	$15	$12

Ratios to Average Net Assets:
Net Investment Income	1.49%	1.31%	1.67	%(c)
Net Expenses	0.75%	0.77%	0.81	%(c)
Gross Expenses(d)	0.75%	0.77%	0.81	%(c)
Portfolio Turnover Rate	45%	37%	57	%(e)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(f)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY VALUE EQUITY FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$18.75	$14.74	$12.30	$12.56	$9.69

Net Investment Income(a)	0.24	0.20	0.21	0.15	0.16
Net Realized And Unrealized Gains (Losses)	(0.68)	3.95	2.45	(0.33)	2.83
Total from Investment Operations	$(0.44)	$4.15	$2.66	$(0.18)	$2.99

Distributions:
from Net Investment Income	(0.25)	(0.14)	(0.22)	(0.08)	(0.12)
from Net Realized Gains	(0.54)	—	—	—	—
Total Distributions to Shareholders	$(0.79)	$(0.14)	$(0.22)	$(0.08)	$(0.12)

Redemption fees(a)	—	— (c)	— (c)	—	— (c)

Net Asset Value, End of Year	$17.52	$18.75	$14.74	$12.30	$12.56

Total Return	(2.35)%	28.26%	21.91%	(1.35)%	30.90%

Net Assets at End of Year (000’s Omitted)	$166,808	$241,666	$160,800	$156,226	$177,918

Ratios to Average Net Assets:
Net Investment Income	1.34%	1.16%	1.54%	1.27%	1.34%
Net Expenses	0.90%	0.92%	0.94%	0.91%	0.93%
Gross Expenses(b)	0.90%	0.92%	0.94%	0.91%	0.93%
Portfolio Turnover Rate	45%	37%	57%	72%	64%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY VALUE EQUITY FUND

ADVISOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$18.85	$14.82	$12.36	$12.62	$9.74

Net Investment Income(a)	0.20	0.15	0.16	0.13	0.10
Net Realized And Unrealized Gains (Losses)	(0.69)	3.98	2.49	(0.32)	2.84
Total from Investment Operations	$(0.49)	$4.13	$2.65	$(0.19)	$2.94

Distributions:
from Net Investment Income	(0.20)	(0.10)	(0.19)	(0.07)	(0.06)
from Realized Gains	(0.54)	—	—	—	—
Total Distributions to Shareholders	$(0.74)	$(0.10)	$(0.19)	$(0.07)	$(0.06)

Redemption fees(a)	— (d)	—	—	—	—

Net Asset Value, End of Year	$17.62	$18.85	$14.82	$12.36	$12.62

Total Return(b)	(2.61)%	27.90%	21.63%	(1.45)%	30.28%

Net Assets at End of Year (000’s Omitted)	$1,183	$1,635	$1,615	$2,201	$2,996

Ratios to Average Net Assets:
Net Investment Income	1.09%	0.91%	1.31%	1.07%	0.89%
Net Expenses	1.15%	1.17%	1.17%	1.11%	1.38%
Gross Expenses(c)	1.15%	1.17%	1.17%	1.11%	1.38%
Portfolio Turnover Rate	45%	37%	57%	72%	64%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for year ended June 30, 2011.
(c)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(d)	Less than $0.01 per share.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY FLEXIBLE EQUITY FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$14.81	$12.28	$10.46

Net Investment Income(a)	0.12	0.09	0.06
Net Realized And Unrealized Gains	1.08	2.49	1.82
Total from Investment Operations	$1.20	$2.58	$1.88

Distributions:
from Net Investment Income	(0.09)	(0.05)	(0.06)
Total Distributions to Shareholders	$(0.09)	$(0.05)	$(0.06)

Redemption fees(a)	—	—	—

Net Asset Value, End of Year / Period	$15.92	$14.81	$12.28

Total Return	8.09%	21.06%	18.07	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$4,240	$3,126	$12

Ratios to Average Net Assets:
Net Investment Income	0.76%	0.66%	0.65	%(c)
Net Expenses	0.76%	0.82%	1.00	%(c)
Gross Expenses(d)	0.76%	0.81%	0.88	%(c)
Portfolio Turnover Rate	7%	15%	12	%(e)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers or recoupments.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(f)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY FLEXIBLE EQUITY FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$14.79	$12.28	$9.68	$9.16	$7.33

Net Investment Income(a)	0.10	0.07	0.05	0.05	0.02
Net Realized And Unrealized Gains (Losses)	1.07	2.48	2.60	0.50	1.83
Total from Investment Operations	$1.17	$2.55	$2.65	$0.55	$1.85

Distributions:
from Net Investment Income	(0.07)	(0.04)	(0.05)	(0.03)	(0.02)
from Return of Capital	—	—	—	—	— (c)
Total Distributions to Shareholders	$(0.07)	$(0.04)	$(0.05)	$(0.03)	$(0.02)

Redemption fees(a)	— (c)	— (c)	—	—	—

Net Asset Value, End of Year	$15.89	$14.79	$12.28	$9.68	$9.16

Total Return	7.92%	20.78%	27.51%	5.98%	25.27%

Net Assets at End of Year (000’s Omitted)	$268,569	$162,615	$82,783	$37,477	$26,827

Ratios to Average Net Assets:
Net Investment Income	0.61%	0.51%	0.50%	0.52%	0.28%
Net Expenses	0.91%	0.97%	1.15%	1.15%	1.15%
Gross Expenses(b)	0.91%	0.96%	1.05%	1.18%	1.32%
Portfolio Turnover Rate	7%	15%	12%	19%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers or recoupments.
(c)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY FLEXIBLE EQUITY FUND

ADVISOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$14.77	$12.28	$9.68	$9.17	$7.33

Net Investment Income(a)	0.06	0.04	0.02	0.03	0.01
Net Realized And Unrealized Gains (Losses)	1.07	2.48	2.61	0.49	1.84
Total from Investment Operations	$1.13	$2.52	$2.63	$0.52	$1.85

Distributions:
from Net Investment Income	(0.02)	(0.03)	(0.03)	(0.01)	(0.01)
from Return of Capital	—	—	—	—	— (d)
Total Distributions to Shareholders	$(0.02)	$(0.03)	$(0.03)	$(0.01)	$(0.01)

Redemption fees(a)	—	—	—	—	— (d)

Net Asset Value, End of Year	$15.88	$14.77	$12.28	$9.68	$9.17

Total Return(b)	7.68%	20.52%	27.25%	5.73%	25.18%

Net Assets at End of Year (000’s Omitted)	$11,540	$14,831	$6,115	$1,079	$1,259

Ratios to Average Net Assets:
Net Investment Income	0.36%	0.26%	0.30%	0.32%	0.08%
Net Expenses	1.16%	1.22%	1.35%	1.35%	1.35%
Gross Expenses(c)	1.16%	1.21%	1.30%	1.38%	1.53%
Portfolio Turnover Rate	7%	15%	12%	19%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for year ended June 30, 2011.
(c)	Reflects the expense ratio excluding any waivers or recoupments.
(d)	Less than $0.01 per share.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$13.70	$12.16	$11.07

Net Investment Income(a)	0.29	0.29	0.21
Net Realized And Unrealized Gains	0.08	1.99	1.19
Total from Investment Operations	$0.37	$2.28	$1.40

Distributions:
from Net Investment Income	(0.30)	(0.29)	(0.23)
from Net Realized Gains	(0.63)	(0.45)	(0.08)
Total Distributions to Shareholders	$(0.93)	$(0.74)	$(0.31)

Redemption fees(a)	—	—	—

Net Asset Value, End of Year / Period	$13.14	$13.70	$12.16

Total Return	2.60%	19.30%	12.88	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$18,134	$17,663	$11

Ratios to Average Net Assets:
Net Investment Income	2.16%	2.23%	2.53	%(c)
Net Expenses	0.75%	0.77%	0.80	%(c)
Gross Expenses(d)	0.75%	0.77%	0.80	%(c)
Portfolio Turnover Rate	18%	32%	21	%(e)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(f)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

INVESTOR SHARES*
	Year / Period Ended:
	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012(f)
Net Asset Value, Beginning of Year / Period	$13.69	$12.16	$10.49	$10.00

Net Investment Income(a)	0.27	0.27	0.27	0.15
Net Realized And Unrealized Gains	0.08	1.98	1.76	0.46
Total from Investment Operations	$0.35	$2.25	$2.03	$0.61

Distributions:
from Net Investment Income	(0.28)	(0.27)	(0.28)	(0.12)
from Net Realized Gains	(0.63)	(0.45)	(0.08)	—
Total Distributions to Shareholders	$(0.91)	$(0.72)	$(0.36)	$(0.12)

Redemption fees(a)	—	—	— (e)	—	(e)

Net Asset Value, End of Year / Period	$13.13	$13.69	$12.16	$10.49

Total Return	2.45%	19.04%	19.62%	6.11	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$183,001	$180,372	$173,599	$106,075

Ratios to Average Net Assets:
Net Investment Income	2.01%	2.08%	2.37%	2.82	%(c)
Net Expenses	0.90%	0.92%	0.96%	0.99	%(c)
Gross Expenses(d)	0.90%	0.92%	0.96%	0.99	%(c)
Portfolio Turnover Rate	18%	32%	21%	14	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

ADVISOR SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012(f)
Net Asset Value, Beginning of Year / Period	$13.67	$12.14	$10.48	$10.00

Net Investment Income(a)	0.24	0.24	0.25	0.14
Net Realized And Unrealized Gains	0.07	1.98	1.75	0.46
Total from Investment Operations	$0.31	$2.22	$2.00	$0.60

Distributions:
from Net Investment Income	(0.24)	(0.24)	(0.26)	(0.12)
from Net Realized Gains	(0.63)	(0.45)	(0.08)	—
Total Distributions to Shareholders	$(0.87)	$(0.69)	$(0.34)	$(0.12)

Redemption fees(a)	—	—	—	—	(e)

Net Asset Value, End of Year / Period	$13.11	$13.67	$12.14	$10.48

Total Return	2.19%	18.79%	19.33%	5.95	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$3,148	$3,298	$2,346	$636

Ratios to Average Net Assets:
Net Investment Income	1.76%	1.83%	2.13%	2.60	%(c)
Net Expenses	1.15%	1.17%	1.20%	1.19	%(c)
Gross Expenses(d)	1.15%	1.17%	1.20%	1.19	%(c)
Portfolio Turnover Rate	18%	32%	21%	14	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

INSTITUTIONAL SHARES
	Year Ended:
	June 30,	June 30,	June 30,
	2015	2014	2013
Net Asset Value, Beginning of Year	$14.11	$11.64	$10.00

Net Investment Income (Loss)(a)	(0.02)	—	—
Net Realized And Unrealized Gains	1.91	2.61	1.65
Total from Investment Operations	$1.89	$2.61	$1.65

Distributions:
from Net Realized Gains	(0.31)	(0.14)	(0.01)
Total Distributions to Shareholders	$(0.31)	$(0.14)	$(0.01)

Redemption fees(a)	— (c)	—	—

Net Asset Value, End of Year	$15.69	$14.11	$11.64

Total Return	13.50%	22.51%	16.47%

Net Assets at End of Year (000’s Omitted)	$67,789	$30,374	$32,045

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.11)%	(0.01)%	0.03%
Net Expenses	0.75%	0.77%	0.86%
Gross Expenses(b)	0.75%	0.77%	0.86%
Portfolio Turnover Rate	37%	30%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

INVESTOR SHARES
	Year Ended:
	June 30,	June 30,	June 30,
	2015	2014	2013
Net Asset Value, Beginning of Year	$14.06	$11.62	$10.00

Net Investment Loss(a)	(0.04)	(0.02)	(0.01)
Net Realized And Unrealized Gains	1.90	2.60	1.64
Total from Investment Operations	$1.86	$2.58	$1.63

Distributions:
from Net Realized Gains	(0.31)	(0.14)	(0.01)
Total Distributions to Shareholders	$(0.31)	$(0.14)	$(0.01)

Redemption fees(a)	— (c)	—	—

Net Asset Value, End of Year	$15.61	$14.06	$11.62

Total Return	13.34%	22.29%	16.27%

Net Assets at End of Year (000’s Omitted)	$11,206	$46,823	$24,028

Ratios to Average Net Assets:
Net Investment Loss	(0.26)%	(0.16)%	(0.12)%
Net Expenses	0.90%	0.92%	1.01%
Gross Expenses(b)	0.90%	0.92%	1.01%
Portfolio Turnover Rate	37%	30%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

ADVISOR SHARES
	Year Ended:
	June 30,	June 30,	June 30,
	2015	2014	2013
Net Asset Value, Beginning of Year	$14.00	$11.60	$10.00

Net Investment Loss(a)	(0.07)	(0.05)	(0.04)
Net Realized And Unrealized Gains	1.88	2.59	1.65
Total from Investment Operations	$1.81	$2.54	$1.61

Distributions:
from Net Realized Gains	(0.31)	(0.14)	(0.01)
Total Distributions to Shareholders	$(0.31)	$(0.14)	$(0.01)

Redemption fees(a)	— (c)	— (c)	— (c)

Net Asset Value, End of Year	$15.50	$14.00	$11.60

Total Return	13.03%	21.99%	16.07%

Net Assets at End of Year (000’s Omitted)	$137,410	$132,846	$124,256

Ratios to Average Net Assets:
Net Investment Loss	(0.51)%	(0.41)%	(0.37)%
Net Expenses	1.15%	1.17%	1.26%
Gross Expenses(b)	1.15%	1.17%	1.26%
Portfolio Turnover Rate	37%	30%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INSTITUTIONAL SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$35.85	$31.67	$28.36	$29.56	$20.75

Net Investment Loss(a)	(0.18)	(0.22)	(0.07)	(0.21)	(0.21)
Net Realized And Unrealized Gains (Losses)	4.45	6.08	6.07	(0.72)	9.02
Total from Investment Operations	$4.27	$5.86	$6.00	$(0.93)	$8.81

Distributions:
from Net Realized Gains	(4.21)	(1.68)	(2.69)	(0.27)	—
Total Distributions to Shareholders	$(4.21)	$(1.68)	$(2.69)	$(0.27)	$—

Redemption fees(a)	—	—	—	—	—

Net Asset Value, End of Year	$35.91	$35.85	$31.67	$28.36	$29.56

Total Return	12.98%	18.59%	22.84%	(3.08)%	42.46%

Net Assets at End of Year (000’s Omitted)	$12,841	$8,497	$7,347	$6,944	$8,732

Ratios to Average Net Assets:
Net Investment Loss	(0.51)%	(0.63)%	(0.24)%	(0.77)%	(0.80)%
Net Expenses	0.99%	1.01%	1.05%	1.11%	1.13%
Gross Expenses(b)	0.99%	1.01%	1.05%	1.11%	1.13%
Portfolio Turnover Rate	28%	19%	48%	66%	61%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
*	Prior to October 19, 2012, Institutional Shares were known as D Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$18.04	$15.96	$14.31	$15.07	$10.58

Net Investment Loss(a)	(0.11)	(0.14)	(0.05)	(0.11)	(0.11)
Net Realized And Unrealized Gains (Losses)	2.24	3.07	3.06	(0.38)	4.60
Total from Investment Operations	$2.13	$2.93	$3.01	$(0.49)	$4.49

Distributions:
from Net Realized Gains	(2.12)	(0.85)	(1.36)	(0.27)	—
Total Distributions to Shareholders	$(2.12)	$(0.85)	$(1.36)	$(0.27)	$—

Redemption fees(a)	— (c)	— (c)	— (c)	— (c)	—

Net Asset Value, End of Year	$18.05	$18.04	$15.96	$14.31	$15.07

Total Return	12.86%	18.42%	22.68%	(3.12)%	42.44%

Net Assets at End of Yeard (000’s Omitted)	$262,426	$285,287	$281,027	$215,311	$208,222

Ratios to Average Net Assets:
Net Investment Loss	(0.66)%	(0.78)%	(0.36)%	(0.82)%	(0.85)%
Net Expenses	1.14%	1.16%	1.17%	1.16%	1.18%
Gross Expenses(b)	1.14%	1.16%	1.17%	1.16%	1.18%
Portfolio Turnover Rate	28%	19%	48%	66%	61%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY SMALL-CAP GROWTH FUND

ADVISOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$17.39	$15.43	$13.86	$14.65	$10.34

Net Investment Loss(a)	(0.15)	(0.18)	(0.09)	(0.14)	(0.18)
Net Realized And Unrealized Gains (Losses)	2.15	2.96	2.97	(0.38)	4.49
Total from Investment Operations	$2.00	$2.78	$2.88	$(0.52)	$4.31

Distributions:
from Net Realized Gains	(2.04)	(0.82)	(1.31)	(0.27)	—
Total Distributions to Shareholders	$(2.04)	$(0.82)	$(1.31)	$(0.27)	$—

Redemption fees(a)	—	—	—	— (d)	—

Net Asset Value, End of Year	$17.35	$17.39	$15.43	$13.86	$14.65

Total Return(b)	12.54%	18.07%	22.45%	(3.41)%	41.68%

Net Assets at End of Year (000’s Omitted)	$6,348	$7,300	$5,493	$2,875	$3,110

Ratios to Average Net Assets:
Net Investment Loss	(0.91)%	(1.03)%	(0.60)%	(1.07)%	(1.36)%
Net Expenses	1.39%	1.41%	1.41%	1.41%	1.69%
Gross Expenses(c)	1.39%	1.41%	1.41%	1.41%	1.69%
Portfolio Turnover Rate	28%	19%	48%	66%	61%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for year ended June 30, 2011.
(c)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(d)	Less than $0.01 per share.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2015	2014	2013(g)
Net Asset Value, Beginning of Year / Period	$23.96	$20.06	$16.77

Net Investment Income(a)	0.10	0.12	0.06
Net Realized And Unrealized Gains	0.86	4.91	3.30
Total from Investment Operations	$0.96	$5.03	$3.36

Distributions:
from Net Investment Income	(0.14)	(0.19)	(0.07)
from Net Realized Gains	(1.17)	(0.94)	—
Total Distributions to Shareholders	$(1.31)	$(1.13)	$(0.07)

Redemption fees(a)	— (e)	—	—

Net Asset Value, End of Year / Period	$23.61	$23.96	$20.06

Total Return	4.04%	25.37%	20.13	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$75,994	$19,515	$1,061

Ratios to Average Net Assets:
Net Investment Income	0.43%	0.51%	1.14	%(c)
Net Expenses	0.98%	1.00%	1.05	%(c)
Gross Expenses(d)	0.98%	1.00%	1.05	%(c)
Portfolio Turnover Rate	26%	30%	34	%(f)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(g)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$23.94	$20.06	$15.65	$16.89	$11.92

Net Investment Income (Loss)(a)	0.07	0.08	0.18	0.10	0.11
Net Realized And Unrealized Gains (Losses)	0.86	4.90	4.29	(0.51)	5.54
Total from Investment Operations	$0.93	$4.98	$4.47	$(0.41)	$5.65

Distributions:
from Net Investment Income	(0.11)	(0.16)	(0.06)	(0.12)	(0.08)
from Net Realized Gains	(1.17)	(0.94)	—	(0.71)	(0.60)
Total Distributions to Shareholders	$(1.28)	$(1.10)	$(0.06)	$(0.83)	$(0.68)

Redemption fees(a)	— (c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Year	$23.59	$23.94	$20.06	$15.65	$16.89

Total Return	3.90%	25.13%	28.64%	(1.90)%	48.20%

Net Assets at End of Year (000’s Omitted)	$748,003	$567,799	$371,018	$194,719	$107,537

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.28%	0.36%	1.01%	0.64%	0.70%
Net Expenses	1.13%	1.15%	1.18%	1.19%	1.24%
Gross Expenses(b)	1.13%	1.15%	1.18%	1.19%	1.24%
Portfolio Turnover Rate	26%	30%	34%	36%	67%
(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

ADVISOR SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012(g)
Net Asset Value, Beginning of Year / Period	$23.87	$20.01	$15.63	$16.39

Net Investment Income(a)	0.01	0.02	0.03	0.07
Net Realized And Unrealized Gains (Losses)	0.85	4.89	4.38	(0.01)
Total from Investment Operations	$0.86	$4.91	$4.41	$0.06

Distributions:
from Net Investment Income	(0.08)	(0.11)	(0.03)	(0.11)
from Net Realized Gains	(1.17)	(0.94)	—	(0.71)
Total Distributions to Shareholders	$(1.25)	$(1.05)	$(0.03)	$(0.82)

Redemption fees(a)	— (e)	— (e)	—	—	(e)

Net Asset Value, End of Year / Period	$23.48	$23.87	$20.01	$15.63

Total Return	3.61%	24.83%	28.28%	0.90	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$58,583	$21,416	$15,764	$418

Ratios to Average Net Assets:
Net Investment Income	0.03%	0.11%	0.75%	0.44	%(c)
Net Expenses	1.38%	1.40%	1.44%	1.39	%(c)
Gross Expenses(d)	1.38%	1.40%	1.44%	1.39	%(c)
Portfolio Turnover Rate	26%	30%	34%	36	%(f)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2012.
(g)	Advisor Shares commenced operations July 28, 2011. The information presented is for the period from July 28, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY OPPORTUNITY FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$22.99	$18.51	$14.97	$14.94	$11.03

Net Investment Loss(a)	(0.13)	(0.13)	(0.05)	(0.09)	(0.10)
Net Realized And Unrealized Gains (Losses)	1.83	4.61	3.59	0.12	4.01
Total from Investment Operations	$1.70	$4.48	$3.54	$0.03	$3.91

Redemption fees(a)	—	—	—	—	—

Net Asset Value, End of Year	$24.69	$22.99	$18.51	$14.97	$14.94

Total Return	7.39%	24.20%	23.65%	0.20%	35.45%

Net Assets at End of Year (000’s Omitted)	$10,705	$11,681	$9,173	$8,487	$11,692

Ratios to Average Net Assets:
Net Investment Loss	(0.57)%	(0.63)%	(0.29)%	(0.59)%	(0.75)%
Net Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Gross Expenses(b)	1.51%	1.52%	1.72%	1.74%	1.78%
Portfolio Turnover Rate	44%	41%	54%	76%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY MULTI-STRATEGY FUND

INSTITUTIONAL SHARES
	Period Ended
	June 30,
	2015(f)
Net Asset Value, Beginning of Period	$10.00

Net Investment Loss(a)	(0.05)
Net Realized And Unrealized Gains	0.17
Total from Investment Operations	$0.12

Distributions:
from Net Investment Income	(0.05)
Total Distributions to Shareholders	$(0.05)

Redemption fees(a)	—

Net Asset Value, End of Period	$10.07

Total Return	1.23	%(b)

Net Assets at End of Period (000’s Omitted)	$2,319

Ratios to Average Net Assets:
Net Investment Loss(g)	(0.67	)%(c)
Net Expenses(h)	1.44	%(c)(e)
Gross Expenses(d)(h)	3.05	%(c)
Portfolio Turnover Rate	53	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Effective May 7, 2015, the Fund lowered its expense cap from 1.60% to 1.10%. For the period from May 7, 2015 to June 30, 2015, the net expense ratio was 1.10%.
(f)	Commenced operations on October 31, 2014. The information presented is for the period from October 31, 2014 to June 30, 2015.
(g)
The Net Investment Loss ratio includes income actually earned and received by the Fund from the dividend distributions made to it by the underlying investment companies in which it invests, as disclosed on the Statement of Operations and in further detail within the “Investments in Affiliates – Multi-Strategy Fund” section of Note 3.  The Net Investment Loss ratio does not include any other pro-rata amounts of the net investment income of the underlying investment companies in which it invests.

(h)
The Gross and Net Expense ratios include the actual gross and net expenses incurred by the Fund as disclosed on the Statement of Operations.  The Gross and Net Expense ratios do not include any other pro-rata amounts of expenses incurred by the underlying investment companies in which the Fund invests (known as Acquired Fund Fees and Expenses).

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY INTERMEDIATE INCOME FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.74	$10.85	$11.37	$11.28	$11.23

Net Investment Income(a)	0.19	0.17	0.19	0.24	0.31
Net Realized And Unrealized Gains (Losses)	(0.08)	0.12	(0.26)	0.36	0.11
Total from Investment Operations	$0.11	$0.29	$(0.07)	$0.60	$0.42

Distributions:
from Net Investment Income	(0.22)	(0.18)	(0.25)	(0.25)	(0.33)
from Net Realized Gains	—	(0.22)	(0.20)	(0.26)	(0.04)
Total Distributions to Shareholders	$(0.22)	$(0.40)	$(0.45)	$(0.51)	$(0.37)

Redemption fees(a)	— (e)	— (e)	— (e)	— (e)	— (e)

Net Asset Value, End of Year	$10.63	$10.74	$10.85	$11.37	$11.28

Total Return	1.01%	2.66%	(0.72)%	5.42%	3.84%

Net Assets at End of Year (000’s Omitted)	$140,006	$207,371	$241,543	$292,556	$255,847

Ratios to Average Net Assets:
Net Investment Income(b)	1.78%	1.54%	1.66%	2.15%	2.75%
Net Expenses(c)	0.45%	0.52%	0.52%	0.50%	0.52%
Gross Expenses(c)(d)	0.50%	0.52%	0.52%	0.50%	0.52%
Portfolio Turnover Rate	130%	162%	111%	75%	84%

(a)	Calculated based on average shares outstanding during the year.
(b)
The Net Investment Income ratio includes income actually earned by the Fund from its investments in fixed income securities as well as from dividend distributions made to it by the underlying investment companies in which it invests, as disclosed on the Statement of Operations and in further detail within the “Investments in Affiliates – Intermediate Income Fund” section of Note 3.  The Net Investment Income ratio does not include any other pro-rata amounts of the net investment income of the underlying investment companies in which it invests.

(c)
The Gross and Net Expense ratios include the actual gross and net expenses incurred by the Fund as disclosed on the Statement of Operations.  The Gross and Net Expense ratios do not include any other pro-rata amounts of expenses incurred by the underlying investment companies in which the Fund invests (known as Acquired Fund Fees and Expenses).  For further details regarding the expenses waived in this fund, refer to the “Investments in Affiliates – Intermediate Income Fund” section of Note 3.

(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY INTERMEDIATE INCOME FUND

ADVISOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.53	$10.65	$11.16	$11.08	$11.04

Net Investment Income(a)	0.16	0.14	0.16	0.22	0.28
Net Realized And Unrealized Gains (Losses)	(0.08)	0.11	(0.25)	0.35	0.11
Total from Investment Operations	$0.08	$0.25	$(0.09)	$0.57	$0.39

Distributions:
from Net Investment Income	(0.19)	(0.15)	(0.22)	(0.23)	(0.31)
from Net Realized Gains	—	(0.22)	(0.20)	(0.26)	(0.04)
Total Distributions to Shareholders	$(0.19)	$(0.37)	$(0.42)	$(0.49)	$(0.35)

Redemption fees(a)	—	—	—	— (f)	—

Net Asset Value, End of Year	$10.42	$10.53	$10.65	$11.16	$11.08

Total Return(b)	0.78%	2.36%	(0.87)%	5.21%	3.60%

Net Assets at End of Year (000’s Omitted)	$9,608	$12,613	$16,149	$19,540	$22,647

Ratios to Average Net Assets:
Net Investment Income(c)	1.53%	1.29%	1.43%	1.94%	2.54%
Net Expenses(d)	0.70%	0.77%	0.75%	0.71%	0.72%
Gross Expenses(d)(e)	0.75%	0.77%	0.75%	0.71%	0.72%
Portfolio Turnover Rate	130%	162%	111%	75%	84%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for year ended June 30, 2011.
(c)
The Net Investment Income ratio includes income actually earned by the Fund from its investments in fixed income securities as well as from dividend distributions made to it by the underlying investment companies in which it invests, as disclosed on the Statement of Operations and in further detail within the “Investments in Affiliates – Intermediate Income Fund” section of Note 3.  The Net Investment Income ratio does not include any other pro-rata amounts of the net investment income of the underlying investment companies in which it invests.

(d)
The Gross and Net Expense ratios include the actual gross and net expenses incurred by the Fund as disclosed on the Statement of Operations.  The Gross and Net Expense ratios do not include any other pro-rata amounts of expenses incurred by the underlying investment companies in which the Fund invests (known as Acquired Fund Fees and Expenses).  For further details regarding the expenses waived in this fund, refer to the “Investments in Affiliates – Intermediate Income Fund” section of Note 3.

(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY TOTAL RETURN FUND

INSTITUTIONAL SHARES
	Period Ended
	June 30,
	2015(e)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income(a)	0.13
Net Realized And Unrealized Losses	(0.19)
Total from Investment Operations	$(0.06)

Distributions:
from Net Investment Income	(0.11)
Total Distributions to Shareholders	$(0.11)

Redemption fees(a)	—

Net Asset Value, End of Period	$9.83

Total Return	(0.60	)%(b)

Net Assets at End of Period (000’s Omitted)	$73,735

Ratios to Average Net Assets:
Net Investment Income	1.89	%(c)
Net Expenses	0.54	%(c)
Gross Expenses(d)	0.54	%(c)
Portfolio Turnover Rate	235	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY TOTAL RETURN FUND

INVESTOR SHARES
	Period Ended
	June 30,
	2015(e)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income(a)	0.12
Net Realized And Unrealized Losses	(0.18)
Total from Investment Operations	$(0.06)

Distributions:
from Net Investment Income	(0.11)
Total Distributions to Shareholders	$(0.11)

Redemption fees(a)	—

Net Asset Value, End of Period	$9.83

Total Return	(0.63	)%(b)

Net Assets at End of Period (000’s Omitted)	$9,081

Ratios to Average Net Assets:
Net Investment Income	1.84	%(c)
Net Expenses	0.59	%(c)
Gross Expenses(d)	0.59	%(c)
Portfolio Turnover Rate	235	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY STRATEGIC BOND FUND

INVESTOR SHARES
	Period Ended
	June 30,
	2015(f)
Net Asset Value, Beginning of Period	$10.07

Net Investment Income(a)	0.16
Net Realized And Unrealized Gains (Losses)	(0.35)
Total from Investment Operations	$(0.19)

Distributions:
from Net Investment Income	(0.05)
Total Distributions to Shareholders	$(0.05)

Redemption fees(a)	—

Net Asset Value, End of Period	$9.83

Total Return	(1.85	)%(b)

Net Assets at End of Period (000’s Omitted)	$59,680

Ratios to Average Net Assets:
Net Investment Income	2.42	%(c)
Net Expenses	0.70	%(c)
Gross Expenses(d)	0.72	%(c)
Portfolio Turnover Rate	317	%(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized
(c)	Annualized
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2015.
(f)
Commenced operations on October 31, 2014.  The information presented, other than portfolio turnover, is for the period from October 31, 2014 to June 30, 2015. Portfolio Turnover is calculated at the fund level and is for the entire year ended June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY STRATEGIC BOND FUND

ADVISOR SHARES
	Year / Period Ended:
	June 30,		June 30,	June 30,	June 30,
	2015		2014	2013	2012(g)
Net Asset Value, Beginning of Year / Period	$10.04		$9.68	$9.68	$10.00

Net Investment Income (Loss)(a)	0.19		(0.01)	(0.09)	(0.04)
Net Realized And Unrealized Gains (Losses)	(0.37)		0.42	0.29	(0.27)
Total from Investment Operations	$(0.18)		$0.41	$0.20	$(0.31)

Distributions:
from Net Investment Income	(0.04)		(0.05)	(0.20)	(0.01)
Total Distributions to Shareholders	$(0.04)		$(0.05)	$(0.20)	$(0.01)

Redemption fees(a)	—		—	— (e)	—	(e)

Net Asset Value, End of Year / Period	$9.82		$10.04	$9.68	$9.68

Total Return	(1.80)%		4.22%	2.09%	(3.09	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$1,692		$24,399	$25,570	$29,541

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.91%		(0.07)%	(0.87)%	(0.56	)%(c)
Net Expenses	1.21	%(f)	1.33%	1.40%	1.40	%(c)
Gross Expenses(d)	1.22	%(f)	1.33%	1.40%	1.40	%(c)
Portfolio Turnover Rate	317%		1010%	992%	1290	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized
(c)	Annualized
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)
On October 31, 2014, the expense cap for this share class was lowered to 0.95%. For the period from October 31, 2014 to June 30, 2015, the net and gross expense ratios were 0.95% and 0.97%, respectively.

(g)	Commenced operations on September 30, 2011. The information presented is for the period from September 30, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY MARYLAND BOND FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.82	$10.81	$11.06	$10.85	$10.81

Net Investment Income(a)	0.18	0.21	0.21	0.25	0.25
Net Realized And Unrealized Gains (Losses)	(0.12)	0.10	(0.23)	0.26	0.04
Total from Investment Operations	$0.06	$0.31	$(0.02)	$0.51	$0.29

Distributions:
from Net Investment Income	(0.18)	(0.21)	(0.21)	(0.25)	(0.25)
from Net Realized Gains	(0.05)	(0.09)	(0.02)	(0.05)	—
Total Distributions to Shareholders	$(0.23)	$(0.30)	$(0.23)	$(0.30)	$(0.25)

Redemption fees(a)	— (c)	—	— (c)	— (c)	—

Net Asset Value, End of Year	$10.65	$10.82	$10.81	$11.06	$10.85

Total Return	0.58%	2.94%	(0.25)%	4.69%	2.74%

Net Assets at End of Year (000’s Omitted)	$199,469	$205,717	$252,166	$250,087	$188,180

Ratios to Average Net Assets:
Net Investment Income	1.66%	1.99%	1.86%	2.23%	2.33%
Net Expenses	0.49%	0.52%	0.52%	0.51%	0.51%
Gross Expenses(b)	0.49%	0.52%	0.52%	0.51%	0.51%
Portfolio Turnover Rate	61%	56%	30%	16%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year.

BROWN ADVISORY TAX EXEMPT BOND FUND*

INVESTOR SHARES
	Year Ended:
	June 30,	June 30,	June 30,
	2015	2014	2013
Net Asset Value, Beginning of Year	$10.03	$9.84	$10.00

Net Investment Income(a)	0.18	0.19	0.13
Net Realized And Unrealized Gains (Losses)	(0.10)	0.19	(0.12)
Total from Investment Operations	$0.08	$0.38	$0.01

Distributions:
from Net Investment Income	(0.18)	(0.19)	(0.13)
from Net Realized Gains	—	— (e)	(0.04)
Total Distributions to Shareholders	$(0.18)	$(0.19)	$(0.17)

Redemption fees(a)	— (c)	—	— (c)

Net Asset Value, End of Year	$9.93	$10.03	$9.84

Total Return	0.78%	3.94%	0.03%

Net Assets at End of Year (000’s Omitted)	$224,154	$205,177	$161,891

Ratios to Average Net Assets:
Net Investment Income	1.78%	1.96%	1.35%
Net Expenses	0.50%	0.52%	0.55%
Gross Expenses(b)	0.50%	0.52%	0.55%
Portfolio Turnover Rate	109%	157%	87%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY MORTGAGE SECURITIES FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,
	2015	2014(e)
Net Asset Value, Beginning of Year / Period	$10.16	$10.15

Net Investment Income(a)	0.27	0.03
Net Realized And Unrealized Gains	0.01	0.02
Total from Investment Operations	$0.28	$0.05

Distributions:
from Net Investment Income	(0.30)	(0.04)
from Realized Gains	(0.08)	—
Total Distributions to Shareholders	$(0.38)	$(0.04)

Redemption fees(a)	—	—

Net Asset Value, End of Year / Period	$10.06	$10.16

Total Return	2.74%	0.49	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$206,299	$131,415

Ratios to Average Net Assets:
Net Investment Income	2.68%	1.98	%(c)
Net Expenses	0.47%	0.52	%(c)
Gross Expenses(d)	0.47%	0.52	%(c)
Portfolio Turnover Rate	147%	88	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on May 13, 2014. The information presented is for the period from May 13, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY MORTGAGE SECURITIES FUND

INVESTOR SHARES
	Year / Period Ended
	June 30,	June 30,
	2015	2014(e)
Net Asset Value, Beginning of Year / Period	$10.16	$10.00

Net Investment Income(a)	0.27	0.10
Net Realized And Unrealized Gains	—	0.16
Total from Investment Operations	$0.27	$0.26

Distributions:
from Net Investment Income	(0.29)	(0.10)
from Realized Gains	(0.08)	—
Total Distributions to Shareholders	$(0.37)	$(0.10)

Redemption fees(a)	—	—

Net Asset Value, End of Year / Period	$10.06	$10.16

Total Return	2.68%	2.62	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$28,649	$67,776

Ratios to Average Net Assets:
Net Investment Income	2.63%	1.93	%(c)
Net Expenses	0.52%	0.57	%(c)
Gross Expenses(d)	0.52%	0.57	%(c)
Portfolio Turnover Rate	147%	88	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on December 26, 2013. The information presented is for the period from December 26, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,
	2015	2014(e)
Net Asset Value, Beginning of Year / Period	$10.46	$10.00

Net Investment Income (Loss)(a)	0.14	0.14
Net Realized And Unrealized Gains (Losses)	(0.29)	0.32
Total from Investment Operations	$(0.15)	$0.46

Distributions:
from Net Investment Income	(0.11)	—
Total Distributions to Shareholders	$(0.11)	$—

Redemption fees(a)	—	—

Net Asset Value, End of Year / Period	$10.20	$10.46

Total Return	(1.42)%	4.60	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$240,182	$202,616

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.35%	2.01	%(c)
Net Expenses	1.13%	1.23	%(c)
Gross Expenses(d)	1.13%	1.23	%(c)
Portfolio Turnover Rate	48%	25	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each Year / Period.

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND

INVESTOR SHARES
	Year / Period Ended:
	June 30,	June 30,
	2015	2014(f)
Net Asset Value, Beginning of Year / Period	$10.45	$10.00

Net Investment Income (Loss)(a)	0.12	0.13
Net Realized And Unrealized Gains (Losses)	(0.29)	0.32
Total from Investment Operations	$(0.17)	$0.45

Distributions:
from Net Investment Income	(0.09)	—
Total Distributions to Shareholders	$(0.09)	$—

Redemption fees(a)	— (e)	—

Net Asset Value, End of Year / Period	$10.19	$10.45

Total Return	(1.56)%	4.50	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$25,840	$18,011

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.20%	1.86	%(c)
Net Expenses	1.28%	1.38	%(c)
Gross Expenses(d)	1.28%	1.38	%(c)
Portfolio Turnover Rate	48%	25	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each Year / Period.

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND

ADVISOR SHARES
	Year / Period Ended:
	June 30,	June 30,
	2015	2014(f)
Net Asset Value, Beginning of Year / Period	$10.44	$10.00

Net Investment Income (Loss)(a)	0.10	0.11
Net Realized And Unrealized Gains (Losses)	(0.29)	0.33
Total from Investment Operations	$(0.19)	$0.44

Distributions:
from Net Investment Income	(0.08)	—
Total Distributions to Shareholders	$(0.08)	$—

Redemption fees(a)	— (e)	—

Net Asset Value, End of Year / Period	$10.17	$10.44

Total Return	(1.78)%	4.40	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$1,076	$240

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.95%	1.61	%(c)
Net Expenses	1.53%	1.63	%(c)
Gross Expenses(d)	1.53%	1.63	%(c)
Portfolio Turnover Rate	48%	25	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each Year / Period.

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,
	2015	2014(f)
Net Asset Value, Beginning of Year / Period	$10.50	$10.00

Net Investment Income (Loss)(a)	0.05	0.05
Net Realized And Unrealized Gains	2.86	0.45
Total from Investment Operations	$2.91	$0.50

Distributions:
from Net Investment Income	(0.51)	—
from Realized Gains	(0.07)	—
Total Distributions to Shareholders	$(0.58)	$—

Redemption fees(a)	— (e)	—

Net Asset Value, End of Year / Period	$12.83	$10.50

Total Return	28.62%	5.00	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$1,582,214	$1,080,717

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.41%	1.59	%(c)
Net Expenses	1.15%	1.21	%(c)
Gross Expenses(d)	1.15%	1.21	%(c)
Portfolio Turnover Rate	70%	26	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each Year / Period.

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND

INVESTOR SHARES
	Year / Period Ended:
	June 30,	June 30,
	2015	2014(f)
Net Asset Value, Beginning of Year / Period	$10.49	$10.00

Net Investment Income (Loss)(a)	0.03	0.05
Net Realized And Unrealized Gains	2.87	0.44
Total from Investment Operations	$2.90	$0.49

Distributions:
from Net Investment Income	(0.50)	—
from Realized Gains	(0.07)	—
Total Distributions to Shareholders	$(0.57)	$—

Redemption fees(a)	— (e)	—

Net Asset Value, End of Year / Period	$12.82	$10.49

Total Return	28.57%	4.90	%(b)

Net Assets at End of Period (000’s Omitted)	$25,628	$4,522

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.26%	1.44	%(c)
Net Expenses	1.30%	1.36	%(c)
Gross Expenses(d)	1.30%	1.36	%(c)
Portfolio Turnover Rate	70%	26	%(b)
(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND

ADVISOR SHARES
	Year / Period Ended:
	June 30,	June 30,
	2015	2014(e)
Net Asset Value, Beginning of Year / Period	$10.48	$10.00

Net Investment Income (Loss)(a)	—	0.04
Net Realized And Unrealized Gains	2.87	0.44
Total from Investment Operations	$2.87	$0.48

Distributions:
from Net Investment Income	(0.49)	—
from Realized Gains	(0.07)	—
Total Distributions to Shareholders	$(0.56)	$—

Redemption fees(a)	—	—

Net Asset Value, End of Year / Period	$12.79	$10.48

Total Return	28.22%	4.80	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$1,670	$59

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.01%	1.19	%(c)
Net Expenses	1.55%	1.61	%(c)
Gross Expenses(d)	1.55%	1.61	%(c)
Portfolio Turnover Rate	70%	26	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$10.22	$9.52	$10.00

Net Investment Income(a)	0.13	0.20	0.12
Net Realized And Unrealized Gains (Losses)	(0.46)	0.61	(0.60)
Total from Investment Operations	$(0.33)	$0.81	$(0.48)

Distributions:
from Net Investment Income	(0.15)	(0.11)	—	(e)
Total Distributions to Shareholders	$(0.15)	$(0.11)	$—	(e)

Redemption fees(a)	—	—	—	(e)

Net Asset Value, End of Year / Period	$9.74	$10.22	$9.52

Total Return	(3.22)%	8.62%	(4.77	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$268,530	$193,676	$122,515

Ratios to Average Net Assets:
Net Investment Income	1.31%	2.08%	2.17	%(c)
Net Expenses	1.22%	1.25%	1.41	%(c)
Gross Expenses(d)	1.22%	1.25%	1.41	%(c)
Portfolio Turnover Rate	22%	19%	19	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

INVESTOR SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$10.21	$9.51	$10.00

Net Investment Income(a)	0.11	0.19	0.11
Net Realized And Unrealized Gains (Losses)	(0.45)	0.61	(0.60)
Total from Investment Operations	$(0.34)	$0.80	$(0.49)

Distributions:
from Net Investment Income	(0.14)	(0.10)	—	(e)
Total Distributions to Shareholders	$(0.14)	$(0.10)	$—	(e)

Redemption fees(a)	—	—	—

Net Asset Value, End of Year / Period	$9.73	$10.21	$9.51

Total Return	(3.33)%	8.51%	(4.87	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$155,919	$24,291	$11,695

Ratios to Average Net Assets:
Net Investment Income	1.16%	1.93%	2.02	%(c)
Net Expenses	1.37%	1.40%	1.56	%(c)
Gross Expenses(d)	1.37%	1.40%	1.56	%(c)
Portfolio Turnover Rate	22%	19%	19	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

ADVISOR SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$10.18	$9.49	$10.00

Net Investment Income(a)	0.09	0.16	0.10
Net Realized And Unrealized Gains (Losses)	(0.46)	0.61	(0.61)
Total from Investment Operations	$(0.37)	$0.77	$(0.51)

Distributions:
from Net Investment Income	(0.11)	(0.08)	—	(e)
Total Distributions to Shareholders	$(0.11)	$(0.08)	$—	(e)

Redemption fees(a)	—	—	—

Net Asset Value, End of Year / Period	$9.70	$10.18	$9.49

Total Return	(3.60)%	8.19%	(5.07	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$942	$533	$990

Ratios to Average Net Assets:
Net Investment Income	0.91%	1.68%	1.77	%(c)
Net Expenses	1.62%	1.65%	1.81	%(c)
Gross Expenses(d)	1.62%	1.65%	1.81	%(c)
Portfolio Turnover Rate	22%	19%	19	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY EMERGING MARKETS SMALL-CAP FUND

INSTITUTIONAL SHARES
	Period Ended
	June 30,
	2015(e)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income(a)	0.02
Net Realized And Unrealized Gains	1.68
Total from Investment Operations	$1.70

Redemption fees(a)	—

Net Asset Value, End of Period	$11.70

Total Return	17.00	%(b)

Net Assets at End of Period (000’s Omitted)	$187,901

Ratios to Average Net Assets:
Net Investment Income	0.27	%(c)
Net Expenses	1.83	%(c)
Gross Expenses(d)	1.83	%(c)
Portfolio Turnover Rate	89	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY EMERGING MARKETS SMALL-CAP FUND

INVESTOR SHARES
	Period Ended
	June 30,
	2015(e)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income(a)	0.01
Net Realized And Unrealized Gains	1.68
Total from Investment Operations	$1.69

Redemption fees(a)	—

Net Asset Value, End of Period	$11.69

Total Return	16.90	%(b)

Net Assets at End of Period (000’s Omitted)	$18,992

Ratios to Average Net Assets:
Net Investment Income	0.12	%(c)
Net Expenses	1.98	%(c)
Gross Expenses(d)	1.98	%(c)
Portfolio Turnover Rate	89	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements
June 30, 2015

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Value Equity Fund (“Value Equity Fund”), Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”), Brown Advisory Equity Income Fund (“Equity Income Fund”), Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Opportunity Fund (“Opportunity Fund”), Brown Advisory Multi-Strategy Fund (“Multi-Strategy Fund”), Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”), Brown Advisory Total Return Fund (“Total Return Fund”), Brown Advisory Strategic Bond Fund (“Strategic Bond Fund”) which was known as the Tactical Bond Fund prior to October 31, 2014, Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”), Brown Advisory Tax Exempt Bond Fund (“Tax Exempt Bond Fund”), Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”), Brown Advisory – WMC Strategic European Equity Fund (“Strategic European Equity Fund”), Brown Advisory – WMC Japan Alpha Opportunities Fund (“Japan Alpha Opportunities Fund”), Brown Advisory – Somerset Emerging Markets Fund (“Emerging Markets Fund”) and Brown Advisory Emerging Markets Small-Cap Fund (“Emerging Markets Small-Cap Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a series of shares of beneficial interest of Brown Advisory Funds (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company. Prior to October 19, 2012, the Funds, except for the Sustainable Growth Fund, Multi-Strategy Fund, Total Return Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Strategic European Equity Fund, Japan Alpha Opportunities Fund, Emerging Markets Fund, and Emerging Markets Small-Cap Fund, were series of Professionally Managed Portfolios Trust. Prior to April 12, 2010, the Funds, except for the Equity Income Fund, Sustainable Growth Fund, Multi-Strategy Fund, Total Return Fund, Strategic Bond Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Strategic European Equity Fund, Japan Alpha Opportunities Fund, Emerging Markets Fund, and Emerging Markets Small-Cap Fund, each of which had yet to commence operations, were part of the Forum Funds Trust.

The Funds commenced operations as follows:

	Institutional	Investor		Advisor
	Shares	Shares		Shares
Growth Equity Fund	10/19/2012	6/28/1999	*	5/18/2006	**
Value Equity Fund	10/19/2012	1/28/2003	*	4/25/2006	**
Flexible Equity Fund	10/19/2012	11/30/2006	*	1/24/2007	**
Equity Income Fund	10/19/2012	12/29/2011	*	12/29/2011
Sustainable Growth Fund	6/29/2012	6/29/2012		6/29/2012
Small-Cap Growth Fund	9/20/2002 ***	6/28/1999	*	4/25/2006	**
Small-Cap Fundamental Value Fund	10/19/2012	12/31/2008	*	7/28/2011
Opportunity Fund	—	6/29/1998	*	—
Multi-Strategy Fund	10/31/2014	—		—
Intermediate Income Fund	—	11/2/1995	*	5/13/1991	**
Total Return Fund	10/30/2014	10/30/2014		—
Strategic Bond Fund^	—	10/31/2014		9/30/2011
Maryland Bond Fund	—	12/21/2000	*	—
Tax Exempt Bond Fund	—	6/29/2012		—
Mortgage Securities Fund	5/13/2014	12/26/2013		—
Strategic European Equity Fund	10/21/2013	10/21/2013		10/21/2013
Japan Alpha Opportunities Fund	3/4/2014	3/4/2014		3/4/2014
Emerging Markets Fund	12/12/2012	12/12/2012		12/12/2012
Emerging Markets Small-Cap Fund	11/21/2014	11/21/2014		—

^	Known as the Brown Advisory Tactical Bond Fund prior to October 31, 2014.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.
**	Prior to July 1, 2011, Advisor Shares were known as A Shares.
***	Prior to October 19, 2012, Small-Cap Growth Fund Institutional Shares were known as D Shares.

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class on its relative net assets.

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Notes to Financial Statements
June 30, 2015

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund is to achieve capital appreciation. The investment objective of Small-Cap Fundamental Value Fund and Opportunity Fund is to achieve long-term capital appreciation. Flexible Equity Fund’s investment objective is to achieve long-term growth of capital. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. Equity Income Fund’s investment objective is to provide current dividend yield and dividend growth. Sustainable Growth Fund’s investment objective is to seek capital appreciation by investing at least 80% of its net assets in equity securities of environmentally sustainable domestic companies. The investment objective of the Strategic Bond Fund is to achieve capital appreciation and income with a low correlation to interest rate movements. Tax Exempt Bond Fund’s investment objective is to seek to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds. The investment objective of the Emerging Markets Fund is to seek to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets. The investment objective of the Strategic European Equity Fund seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe. The investment objective of the Mortgage Securities Fund seeks to maximize total return consistent with preservation of capital. The investment objective of the Japan Alpha Opportunities Fund seeks to achieve total return by investing principally in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Japan, while also limiting exposure to fluctuations between the value of the Japanese yen and the U.S. dollar. Multi-Strategy Fund’s investment objective is to achieve long-term capital appreciation and current income. The investment objective of the Total Return fund is to provide a competitive total return consistent with preservation of principal. The Emerging Markets Small-Cap Fund’s investment objective is to achieve total return by investing principally in equity securities issued by small-capitalization companies established or operating in emerging markets.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish and authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities.

For foreign securities that are traded on foreign exchanges, the Funds have selected Interactive Data Corporation (“IDC”) to provide pricing data for those such securities that are held by the Funds. The use of IDC’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by IDC. The confidence interval is a measure of the relationship that

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Notes to Financial Statements
June 30, 2015

each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. IDC provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by IDC is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by IDC is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.  Such debt securities are typically categorized as Level 2.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2 securities.

Credit default swaps are valued based upon the daily closing price of the underlying index or reference entity and are categorized as Level 2 securities.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2015, the Small-Cap Growth Fund was the only fund that held any fair valued securities. As of June 30, 2015, the Small-Cap Growth Fund held fair valued securities with a total market value of $2,665,607 or 0.9% of total net assets.

The following is a summary of inputs used to value the Funds’ investments as of June 30, 2015:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$2,386,050,222	$—	$—
Short-Term Investments	63,003,604	—	—
Total Investments in Securities	$2,449,053,826	$—	$—

	Level 1	Level 2	Level 3
Value Equity Fund
Common Stocks	$161,882,680	$—	$—
Real Estate Investment Trusts	1,380,375	—	—
Short-Term Investments	5,505,105	—	—
Total Investments in Securities	$168,768,160	$—	$—

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Notes to Financial Statements
June 30, 2015

	Level 1	Level 2	Level 3
Flexible Equity Fund
Common Stocks	$266,965,140	$—	$—
Warrants	449,800	—	—
Short-Term Investments	15,684,814	—	—
Total Investments in Securities	$283,099,754	$—	$—

	Level 1	Level 2	Level 3
Equity Income Fund
Common Stocks	$174,070,758	$—	$—
Preferred Stocks	4,412,276	—	—
Real Estate Investment Trusts	13,567,314	—	—
Short-Term Investments	11,540,445	—	—
Total Investments in Securities	$203,590,793	$—	$—

	Level 1	Level 2	Level 3
Sustainable Growth Fund
Common Stocks	$208,232,395	$—	$—
Short-Term Investments	8,340,722	—	—
Total Investments in Securities	$216,573,117	$—	$—

	Level 1	Level 2	Level 3
Small-Cap Growth Fund
Common Stocks	$267,223,457	$—	$—
Private Placements	—	—	2,665,607
Short-Term Investments	12,768,180	—	—
Total Investments in Securities	$279,991,637	$—	$2,665,607

	Level 1	Level 2	Level 3
Small-Cap Fundamental Value Fund
Common Stocks	$820,020,932	$—	$—
Real Estate Investment Trusts	26,908,456	—	—
Short-Term Investments	34,048,210	—	—
Total Investments in Securities	$880,977,598	$—	$—

	Level 1	Level 2	Level 3
Opportunity Fund
Common Stocks	$10,495,843	$—	$—
Short-Term Investments	210,435	—	—
Total Investments in Securities	$10,706,278	$—	$—

	Level 1	Level 2	Level 3
Multi-Strategy Fund
Affiliated Mutual Funds	$2,241,207	$—	$—
Short-Term Investments	75,322	—	—
Total Investments in Securities	$2,316,529	$—	$—

	Level 1	Level 2	Level 3
Intermediate Income Fund
Corporate Bonds & Notes	$—	$40,126,726	$—
Municipal Bonds	—	32,427,307	—
Mortgage Backed Securities	—	9,900,294	—
Asset Backed Securities	—	7,491,266	—
U.S. Treasury Notes	—	20,384,217	—
Affiliated Mutual Funds	33,931,642	—	—
Short-Term Investments	6,092,078	—	—
Total Investments in Securities	$40,023,720	$110,329,810	$—

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Notes to Financial Statements
June 30, 2015

	Level 1	Level 2	Level 3
Total Return Fund
Mortgage Backed Securities	$—	$31,947,045	$—
Asset Backed Securities	—	24,933,971	—
Corporate Bonds & Notes	—	19,522,684	—
Municipal Bonds	—	2,385,111	—
U.S. Treasury Notes	—	8,847,439	—
Short-Term Investments	7,562,435	—	—
Total Investments in Securities	$7,562,435	$87,636,250	$—
Future Contracts – Long*	$(177,548)	$—	$—
Future Contracts – Short*	$37,850	$—	$—
* Unrealized Appreciation (Depreciation)

	Level 1	Level 2	Level 3
Strategic Bond Fund
Corporate Bonds & Notes	$—	$28,834,090	$—
Asset Backed Securities	—	27,334,751	—
Municipal Bonds	—	2,101,691	—
Mortgage Backed Securities	—	1,309,714
Mutual Funds	1,087,643	—	—
Purchased Options	43,984	—	—
Short-Term Investments	121,981	999,915	—
Total Investments in Securities	$1,253,608	$60,580,161	$—
Future Contracts – Short*	$(26,406)	$—	$—
* Unrealized Appreciation (Depreciation)

	Level 1	Level 2	Level 3
Maryland Bond Fund
Municipal Bonds	$—	$197,587,935	$—
Short-Term Investments	229,361	—	—
Total Investments in Securities	$229,361	$197,587,935	$—

	Level 1	Level 2	Level 3
Tax Exempt Bond Fund
Municipal Bonds	$—	$219,209,590	$—
Short-Term Investments	8,972,522	—	—
Total Investments in Securities	$8,972,522	$219,209,590	$—

	Level 1	Level 2	Level 3
Mortgage Securities Fund
Mortgage Backed Securities	$—	$208,585,495	$—
Asset Backed Securities	—	28,585,360	—
Local Government Housing Agency Bonds	—	3,081,800	—
Short-Term Investments	17,616,421	—	—
Total Investments in Securities	$17,616,421	$240,252,655	$—

	Level 1	Level 2	Level 3
Strategic European Equity Fund
Common Stocks:
Belgium	$—	$11,085,394	$—
Denmark	—	13,345,420	—
Finland	—	12,214,444	—
France	—	30,628,999	—
Germany	—	22,009,851	—
Italy	—	7,994,865	—
Netherlands	—	11,174,322	—
Spain	—	1,296,699	—
Sweden	—	22,907,919	—
Switzerland	2,400,795	48,113,257	—
United Kingdom	5,341,517	74,734,594	—
Short-Term Investments	7,214,519	—	—
Total Investments in Securities	$14,956,831	$255,505,764	$—

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Notes to Financial Statements
June 30, 2015

	Level 1	Level 2	Level 3
Japan Alpha Opportunities Fund
Common Stocks:
Consumer Discretionary	$—	$388,839,678	—
Consumer Staples	—	52,367,316	—
Energy	—	26,340,359	—
Financials	—	296,982,107	—
Health Care	—	96,054,494	—
Industrials	2,124,411	171,873,379	—
Information Technology	—	266,963,929	—
Materials	—	151,672,988	—
Telecommunication Services	—	28,695,192	—
Mutual Funds	7,098,838	—	—
Short-Term Investments	146,056,519	—	—
Total Investments in Securities	$155,279,768	$1,479,789,442	$—
Forward Foreign Currency Exchange Contracts*	$—	$(19,059,167)	$—
Futures Contracts – Long*	$(1,281,897)	$—	$—
* Unrealized Appreciation (Depreciation)

	Level 1	Level 2	Level 3
Emerging Markets Fund
Common Stocks:
Brazil	$24,993,165	$—	$—
Chile	2,125,685	11,824,475	—
China	—	17,508,473	—
Hungary	—	18,911,979	—
India	13,532,024	37,255,293	—
Indonesia	—	7,859,627	—
Luxembourg	—	5,728,162	—
Malaysia	—	1,643,796	—
Philippines	—	31,700,249	—
Poland	13,683,362	5,281,137	—
Portugal	—	2,127,028	—
South Africa	—	28,043,822	—
South Korea	5,544,774	52,502,037	—
Taiwan	—	44,861,652	—
Thailand	—	1,486,558	—
Turkey	17,736,738	11,798,428	—
United Arab Emirates	—	13,131,605	—
Preferred Stocks	6,059,891	—	—
Warrants	34,647	—	—
Short-Term Investments	48,935,847	—	—
Total Investments in Securities	$132,646,133	$291,664,321	$—

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Notes to Financial Statements
June 30, 2015

	Level 1	Level 2	Level 3
Emerging Markets Small-Cap Fund
Common Stocks:
China	$—	$57,521,223	$—
India	4,205,748	15,687,398	—
Indonesia	—	4,124,987	—
Malaysia	2,098,330	2,827,895	—
Philippines	2,009,770	8,531,789	—
Singapore	—	8,333,957	—
South Korea	4,475,315	48,098,928	—
Taiwan	—	20,738,376	—
Thailand	—	9,998,168	—
Real Estate Investment Trusts	—	2,290,884	—
Warrants	5,285	—	—
Short-Term Investments	13,719,684	—	—
Total Investments in Securities	$26,514,132	$178,153,605	$—

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund
Balance as of June 30, 2014	$2,305,498
Purchases	160,000
Returns of Capital	(343,750)
Change in Unrealized Appreciation	543,859
Balance as of June 30, 2015	$2,665,607

The inputs utilized in valuing these securities consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of the assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

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Notes to Financial Statements
June 30, 2015

The Japan Alpha Opportunities Fund invests in forward foreign currency contracts (see Note 7) in order to limit exposure to the fluctuations in value of the Japanese Yen. The Japan Alpha Opportunities Fund does isolate realized and unrealized gains and losses from forward foreign currency exchange contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

D. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non- income producing securities.

As of June 30, 2015, the Strategic Bond Fund held purchased options with a total market value of $43,984 or 0.1% of total net assets.

E. Distributions to Shareholders – For the Maryland Bond Fund and Tax Exempt Bond Fund distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, the Total Return Fund, the Strategic Bond Fund, and the Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

F. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years as of June 30, 2015. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

H. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

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Notes to Financial Statements
June 30, 2015

I. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J. Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued.  Refer to Note 10 for details regarding the proposed reorganization of the Opportunity Fund.

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives an advisory fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Annual Advisory Fee
Growth Equity Fund	0.60%
Value Equity Fund	0.60%
Flexible Equity Fund	0.60%
Equity Income Fund	0.60%
Sustainable Growth Fund	0.60%
Small-Cap Growth Fund	0.85%
Small-Cap Fundamental Value Fund	0.85%
Opportunity Fund	0.85%
Multi-Strategy Fund	0.30%
Intermediate Income Fund	0.30%
Total Return Fund	0.30%
Strategic Bond Fund	0.40%
Maryland Bond Fund	0.30%
Tax Exempt Bond Fund	0.30%
Mortgage Securities Fund	0.30%
Strategic European Equity Fund*	0.90%
Japan Alpha Opportunities Fund*	1.00%
Emerging Markets Fund**	0.90%
Emerging Markets Small-Cap Fund***	1.25%

*
Subject to the general oversight of the Adviser and Board of Trustees during the period ended June 30, 2015. Wellington Management Company, LLC (“Wellington”), served as sub-adviser to the Strategic European Equity Fund and the Japan Alpha Opportunities Fund and made investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

**
Subject to the general oversight of the Adviser and Board of Trustees during the period ended June 30, 2015, Somerset Capital Management, LLP (“Somerset”), served as sub-adviser to the Emerging Markets Fund and made investment decisions on its behalf. Somerset is compensated for its services by the Adviser.

***
Subject to the general oversight of the Adviser and Board of Trustees during the period ended June 30, 2015, Macquarie Funds Management Hong Kong Limited (“MFMHKL”), served as sub-adviser to the Emerging Markets Small-Cap Fund and made investment decisions on its behalf. MFMHKL is compensated for its services by the Adviser.

The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust.

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Notes to Financial Statements
June 30, 2015

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses for each or the class’ average daily net assets for the Funds noted below:

	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity Fund	1.00%	1.15%	1.35%
Value Equity Fund	1.00%	1.15%	1.35%
Flexible Equity Fund	1.00%	1.15%	1.35%
Equity Income Fund	1.00%	1.15%	1.35%
Sustainable Growth Fund	1.00%	1.15%	1.35%
Small-Cap Growth Fund	1.25%	1.40%	1.60%
Small-Cap Fundamental Value Fund	1.25%	1.40%	1.60%
Opportunity Fund	1.35%	1.50%	1.70%
Multi-Strategy Fund	1.10%	1.25%	1.50%
Intermediate Income Fund	0.55%	0.60%	0.80%
Total Return Fund	0.55%	0.60%	0.80%
Strategic Bond Fund	0.65%	0.70%	0.95%
Maryland Bond Fund	0.55%	0.60%	0.80%
Tax Exempt Bond Fund	0.55%	0.60%	0.80%
Mortgage Securities Fund	0.55%	0.60%	0.80%
Strategic European Equity Fund	1.60%	1.75%	2.00%
Japan Alpha Opportunities Fund	1.70%	1.85%	2.10%
Emerging Markets Fund	1.60%	1.75%	2.00%
Emerging Markets Small-Cap Fund	1.95%	2.10%	2.35%

For the year/period ended June 30, 2015, the Adviser waived $1,285 in expenses for the Opportunity Fund, $20,377 in expenses for the Multi-Strategy Fund and $7,500 in expenses for the Strategic Bond Fund. The Adviser is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. At June 30, 2015, the cumulative amounts of previously waived fees that the Adviser may recoup from the Funds is shown below:

	June 30,
	2016	2017	2018	Total
Opportunity Fund	$18,972	$2,527	$1,285	$22,784
Multi-Strategy Fund	—	—	20,377	20,377
Strategic Bond Fund	—	—	7,500	7,500

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. The Distributor is an affiliate of the Administrator.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Maryland Bond Fund, Intermediate Income Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Total Return Fund and Strategic Bond Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser.

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Notes to Financial Statements
June 30, 2015

Investments in Affiliates – Intermediate Income Fund
The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of June 30, 2015, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total market value of $33,931,642, or 22.7% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (“the Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). During the year ended June 30, 2015, the Intermediate Income Fund waived $99,465 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund for the year ended June 30, 2015:

	Beginning		Purchases		Proceeds				Ending
	Market Value;		at Cost;		from Sales;		Unrealized		Market Value;			Capital
Affiliated	[# of shares held]		[# of shares		[# of		Depreciation	Realized	[# of shares held}		Dividend	Gains
Investment	7/1/2014		purchased]		shares sold]		6/30/2015	Gains	6/30/2015		Income	Distributions
Mortgage Securities Fund	$25,008,867		$20,775,000		$11,585,000		$(303,119)	$44,761	$33,931,642		$996,550	$238,536
	[2,461,503	]	[2,047,274	]	[1,135,850	]			[3,372,927	]

Investments in Affiliates – Multi-Strategy Fund
The Multi-Strategy Fund invests in affiliated Brown Advisory Funds.  As of June 30, 2015, the Multi-Strategy Fund owned shares of affiliated Brown Advisory Funds with a total market value of $2,241,207, or 96.6% of the Multi-Strategy Fund’s net assets.

See the table below for details of the Multi-Strategy Fund investment in affiliated Brown Advisory Funds during the period ended June 30, 2015:

	Beginning		Purchases		Proceeds		Unrealized		Ending
	Market Value;		at Cost;		from Sales;		Appreciation		Market Value;			Capital
Affiliated	[# of shares held]		[# of shares		[# of		(Depreciation)	Realized	[# of shares held]		Dividend	Gains
Investment	10/31/2014		purchased]		shares sold]		6/30/2015	Gains	6/30/2015		Income	Distributions
Total Return Fund	$—		$897,523		$246,090		$(16,635)	$(8,236)	$626,562		$7,312	$—
	[—	]	[88,698	]	[24,958	]			[63,740	]
Flexible Equity Fund	$—		$1,003,798		$321,539		$21,861	$5,269	$709,389		$613	$—
	[—	]	[64,386	]	[19,826	]			[44,560	]
Small-Cap	$—		$234,997		$74,517		$4,002	$(1,961)	$162,521		$237	$1,942
Fundamental
Value Fund
	[—	]	[10,054	]	[3,170	]			[6,884	]
Strategic Bond Fund	$—		$330,096		$93,326		$(3,400)	$(1,087)	$232,283		$221	$—
	[—	]	[33,038	]	[9,408	]			[23,630	]
WMC Strategic	$—		$278,721		$83,345		$7,743	$3,072	$206,191		$437	$—
European
Equity Fund
	[—	]	[28,291	]	[8,076	]			[20,215	]
Value Equity Fund	$—		$44,614		$40,675		$—	$(3,939)	$—		$617	$1,192
	[—	]	[2,425	]	[2,425	]			[—	]
Somerset Emerging	$—		$167,034		$46,963		$(1,156)	$(1,360)	$117,555		$332	$—
Markets Fund
	[—	]	[16,905	]	[4,836	]			[12,069	]

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Notes to Financial Statements
June 30, 2015

	Beginning		Purchases		Proceeds		Unrealized		Ending
	Market Value;		at Cost;		from Sales;		Appreciation		Market Value;			Capital
Affiliated	[# of shares held]		[# of shares		[# of		(Depreciation)	Realized	[# of shares held]		Dividend	Gains
Investment	10/31/2014		purchased]		shares sold]		6/30/2015	Gains	6/30/2015		Income	Distributions
Small-Cap	$—		$120,956		$37,803		$8,691	$820	$92,664		$—	$2,077
Growth Fund
	[—	]	[3,633	]	[1,053	]			[2,580	]
Emerging Markets	$—		$124,082		$45,315		$10,657	$4,618	$94,042		$—	$—
Small-Cap Fund
	[—	]	[11,915	]	[3,877	]			[8,038	]
								Totals	$2,241,207		$9,769	$5,211

Other Service Providers – U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of USBFS and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to USBFS and U.S. Bank, N.A. for its services can be found in the Statements of Operations as “Administration, transfer agent and accounting fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to USBFS and included in “Miscellaneous expenses” in the Statements of Operations.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, for the year/period ended were as follows:

	Investment Securities
	Purchases	Sales
Growth Equity Fund	$605,412,838	$1,166,722,043
Value Equity Fund	94,269,416	156,121,753
Flexible Equity Fund	99,931,883	15,321,432
Equity Income Fund	34,672,502	34,206,256
Sustainable Growth Fund	75,204,978	97,796,268
Small-Cap Growth Fund	75,303,543	105,542,710
Small-Cap Fundamental Value Fund	411,364,872	175,507,962
Opportunity Fund	4,987,428	6,860,081
Multi-Strategy Fund	3,201,821	989,572
Intermediate Income Fund	215,704,261	282,543,791
Total Return Fund	219,439,313	135,311,141
Strategic Bond Fund	154,723,197	109,060,743
Maryland Bond Fund	118,811,479	118,061,923
Tax Exempt Bond Fund	255,025,787	217,222,503
Mortgage Securities Fund	372,196,276	320,102,286
Strategic European Equity Fund	161,105,321	106,854,235
Japan Alpha Opportunities Fund	1,193,854,758	834,002,757
Emerging Markets Fund	259,217,161	53,262,684
Emerging Markets Small-Cap Fund	263,380,006	94,464,015

The Intermediate Income Fund purchased $98,347,945 and sold $145,235,933 in U.S. Government securities for the year ended June 30, 2015. The Strategic Bond Fund purchased $8,331,178 and sold $17,085,462 in U.S. Government securities for the year ended June 30, 2015. The Total Return Fund purchased $31,302,871 and sold $22,790,102 in U.S. Government securities for the period ended June 30, 2015. Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes.

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Notes to Financial Statements
June 30, 2015

Note 5. Federal Income Tax and Distribution Information

At June 30, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth Equity	Value Equity	Flexible Equity	Equity Income
	Fund	Fund	Fund	Fund
Tax Cost of Investments	$1,732,024,834	$142,899,549	$230,709,021	$163,039,068
Gross tax unrealized appreciation	742,012,778	34,651,142	61,007,422	43,814,635
Gross tax unrealized depreciation	(24,983,786)	(8,782,531)	(8,616,689)	(3,262,910)
Net tax unrealized appreciation	717,028,992	25,868,611	52,390,733	40,551,725
Net unrealized depreciation on foreign receivables	—	—	(311)	—
Undistributed ordinary income	—	3,830,901	826,205	—
Undistributed long-term capital gain	99,087,324	14,006,420	—	1,785,605
Total distributable earnings	99,087,324	17,837,321	826,205	1,785,605
Other accumulated losses	—	—	(563,381)	—
Total accumulated earnings	$816,116,316	$43,705,932	$52,653,246	$42,337,330

	Sustainable		Small-Cap
	Growth	Small-Cap	Fundamental	Opportunity
	Fund	Growth Fund	Value Fund	Fund
Tax Cost of Investments	$150,123,347	$187,644,966	$748,243,733	$8,002,293
Gross tax unrealized appreciation	66,638,959	97,497,396	174,189,045	3,039,602
Gross tax unrealized depreciation	(189,189)	(2,485,118)	(41,455,180)	(335,617)
Net tax unrealized appreciation	66,449,770	95,012,278	132,733,865	2,703,985
Net unrealized depreciation on foreign receivables	(124)	—	—	—
Undistributed ordinary income	—	763,358	—	—
Undistributed long-term capital gain	10,482,038	24,907,663	17,190,395	—
Total distributable earnings	10,482,038	25,671,021	17,190,395	—
Other accumulated losses	(9,655,423)	(826,491)	(6,307,397)	(5,061,508)
Total accumulated earnings (losses)	$67,276,261	$119,856,808	$143,616,863	$(2,357,523)

	Multi-Strategy	Intermediate	Total Return	Strategic Bond
	Fund	Income Fund	Fund	Fund
Tax Cost of Investments	$2,291,426	$151,246,322	$95,719,844	$62,651,379
Gross tax unrealized appreciation	54,944	843,551	274,395	285,766
Gross tax unrealized depreciation	(29,841)	(1,736,343)	(795,554)	(1,103,376)
Net tax unrealized appreciation (depreciation)	25,103	(892,792)	(521,159)	(817,610)
Undistributed ordinary income	3,855	453,444	155,204	772,240
Undistributed long-term capital gain	4,624	369,442	—	—
Total distributable earnings	8,479	822,886	155,204	772,240
Other accumulated losses	(10,237)	(190,234)	(1,273,889)	(1,294,068)
Total accumulated earnings (losses)	$23,345	$(260,140)	$(1,639,844)	$(1,339,438)

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Notes to Financial Statements
June 30, 2015

				Strategic
	Maryland	Tax Exempt	Mortgage	European
	Bond Fund	Bond Fund	Securities Fund	Equity Fund
Tax Cost of Investments	$196,111,595	$229,155,793	$258,819,896	$263,175,221
Gross tax unrealized appreciation	2,287,599	697,698	1,826,615	16,846,844
Gross tax unrealized depreciation	(581,898)	(1,671,379)	(2,777,435)	(9,559,470)
Net tax unrealized appreciation (depreciation)	1,705,701	(973,681)	(950,820)	7,287,374
Net unrealized depreciation on foreign receivables	—	—	—	(23,193)
Undistributed ordinary income	246,879 ^	246,728 ^	16,572	2,991,719
Undistributed long-term capital gain	—	—	1,036,868	—
Total distributable earnings	246,879 ^	246,728 ^	1,053,440	2,991,719
Other accumulated losses	(361,093)	(1,657,038)	—	(9,108,703)
Total accumulated earnings (losses)	$1,591,487	$(2,383,991)	$102,620	$1,147,197

	Japan Alpha	Emerging	Emerging
	Opportunities	Markets	Markets
	Fund	Fund	Small-Cap Fund
Tax Cost of Investments	$1,503,128,164	$427,153,696	$191,270,422
Gross tax unrealized appreciation	294,307,554	21,610,472	23,744,134
Gross tax unrealized depreciation	(162,366,508)	(24,453,714)	(10,346,819)
Net tax unrealized appreciation (depreciation)	131,941,046	(2,843,242)	13,397,315
Net unrealized appreciation (depreciation) on foreign receivables	(74,537)	(25,268)	1,143
Undistributed ordinary income	215,448,004	2,706,260	8,503,213
Undistributed long-term capital gain	17,516,617	—	—
Total distributable earnings	232,964,621	2,706,260	8,503,213
Other accumulated losses	(19,059,167)	(7,465,126)	—
Total accumulated earnings (losses)	$345,771,963	$(7,627,376)	$21,901,671

^  Represents tax exempt income.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, post-October losses, post-December ordinary losses and distributions payable.

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Notes to Financial Statements
June 30, 2015

At June 30, 2015, the following capital loss carryforwards were available:

	Expiring		Expiring	Expiring	Infinite		Infinite
	2016		2017	2018	Short-Term		Long-Term	Total
Growth Equity Fund	$—		$—	$—	$—		$—	$—
Value Equity Fund	—		—	—	—		—	—
Flexible Equity Fund	—		563,381	—	—		—	563,381
Equity Income Fund	—		—	—	—		—	—
Sustainable Growth Fund	—		—	—	9,225,649	*	—	9,225,649	*
Small-Cap Growth Fund	—		—	—	—		—	—
Small-Cap Fundamental Value Fund	2,052,821	**	—	—	—		—	2,052,821	**
Opportunity Fund	4,287,457		734,936	—	—		—	5,022,393
Multi-Strategy Fund	—		—	—	—		—	—
Intermediate Income Fund	—		—	—	—		—	—
Total Return Fund	—		—	—	—		—	—
Strategic Bond Fund	—		—	—	55,293		—	55,293
Maryland Bond Fund	—		—	—	—		—	—
Tax Exempt Bond Fund	—		—	—	—		1,095,810	1,095,810
Mortgage Securities Fund	—		—	—	—		—	—
Strategic European Equity Fund	—		—	—	6,721,930		2,386,773	9,108,703
Japan Alpha Opportunities Fund	—		—	—	—		—	—
Emerging Markets Fund	—		—	—	7,465,126		—	7,465,126
Emerging Markets Small-Cap Fund	—		—	—	—		—	—

*	Acquired in connection with the merger of the Winslow Green Growth Fund. The amount vests ratably and becomes available to use over the next two fiscal years ending on June 30, 2017.
**	Acquired in connection with the merger of the Brown Advisory Small Companies Fund. The amount has vested ratably and becomes available to use over the next fiscal year ending on June 30, 2016.

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows:

	Tax Exempt Income		Ordinary Income
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Growth Equity Fund	$—	$—	$10,853,820	$—
Value Equity Fund	—	—	4,810,520	1,823,081
Flexible Equity Fund	—	—	1,001,462	404,653
Equity Income Fund	—	—	5,266,833	5,646,162
Sustainable Growth Fund	—	—	—	—
Small-Cap Growth Fund	—	—	—	1,881,236
Small-Cap Fundamental Value Fund	—	—	8,008,331	9,553,188
Opportunity Fund	—	—	—	—
Multi-Strategy Fund	—	N/A	2,394	N/A
Intermediate Income Fund	—	—	3,532,751	4,135,996
Total Return Fund	—	N/A	836,802	N/A
Strategic Bond Fund	—	—	200,659	110,929
Maryland Bond Fund	3,466,082	4,420,903	10,220	16,958
Tax Exempt Bond Fund	3,896,216	3,290,873	7,149	41,678
Mortgage Securities Fund	—	—	7,844,211	1,703,711
Strategic European Equity Fund	—	—	2,192,615	—
Japan Alpha Opportunities Fund	—	—	64,930,081	—
Emerging Markets Fund	—	—	3,789,665	1,761,113
Emerging Markets Small-Cap Fund	—	N/A	—	N/A

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Notes to Financial Statements
June 30, 2015

	Long-Term Capital Gain^
	June 30, 2015	June 30, 2014
Growth Equity Fund	$67,977,746	$15,530,861
Value Equity Fund	5,195,581	—
Flexible Equity Fund	—	—
Equity Income Fund	8,348,294	4,701,048
Sustainable Growth Fund	4,340,210	2,140,640
Small-Cap Growth Fund	31,884,901	12,608,814
Small-Cap Fundamental Value Fund	27,145,541	15,312,723
Opportunity Fund	—	—
Multi-Strategy Fund	—	N/A
Intermediate Income Fund	—	4,174,241
Total Return Fund	—	N/A
Strategic Bond Fund	—	—
Maryland Bond Fund	1,040,851	1,707,914
Tax Exempt Bond Fund	—	—
Mortgage Securities Fund	—	—
Strategic European Equity Fund	—	—
Japan Alpha Opportunities Fund	—	—
Emerging Markets Fund	—	—
Emerging Markets Small-Cap Fund	—	N/A

^	Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

On the Statements of Assets and Liabilities, as a result of net operating losses incurred, adjustments to holdings of Real Estate Investment Trusts, currency gains and losses, distribution reclassifications and income adjustments to asset-backed security transactions, certain amounts of income, realized gains, and paid-in capital have been reclassified for the year ended June 30, 2015. These reclassifications have no impact on the net assets of the Funds:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Growth Equity Fund	$1,287,032	$(1,287,032)	$—
Value Equity Fund	(452)	452	—
Flexible Equity Fund	(517)	517	—
Equity Income Fund	9,594	(9,594)	—
Sustainable Growth Fund	684,959	849	(685,808)
Small-Cap Growth Fund	1,712,399	(1,712,344)	(55)
Small-Cap Fundamental Value Fund	1,014,443	(781,089)	(233,354)
Opportunity Fund	60,874	16	(60,890)
Multi-Strategy Fund	588	(588)	—
Intermediate Income Fund	394,832	(394,832)	—
Total Return Fund	14,254	(14,254)	—
Strategic Bond Fund	163,520	(163,520)	—
Maryland Bond Fund	—	—	—
Tax Exempt Bond Fund	—	(1)	1
Mortgage Securities Fund	514,819	(514,819)	—
Strategic European Equity Fund	20,229	(20,229)	—
Japan Alpha Opportunities Fund	226,382,822	(226,382,822)	—
Emerging Markets Fund	645,531	(645,531)	—
Emerging Markets Small-Cap Fund	(199,181)	199,181	—

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Notes to Financial Statements
June 30, 2015

At June 30, 2015, the Funds deferred, on a tax basis:

	Post-October	Post-October	Post-December
	Capital Losses	Currency Losses	Ordinary Losses
Growth Equity Fund	$—	$—	$—
Value Equity Fund	—	—	—
Flexible Equity Fund	—	—	—
Equity Income Fund	—	—	—
Sustainable Growth Fund	—	—	429,774
Small-Cap Growth Fund	—	—	826,491
Small-Cap Fundamental Value Fund	4,254,576	—	—
Opportunity Fund	—	—	39,115
Multi-Strategy Fund	—	—	10,237
Intermediate Income Fund	—	—	—
Total Return Fund	1,124,317	—	—
Strategic Bond Fund	1,238,775	—	—
Maryland Bond Fund	114,242	—	—
Tax Exempt Bond Fund	314,377	—	—
Mortgage Securities Fund	—	—	—
Strategic European Equity Fund	—	—	—
Japan Alpha Opportunities Fund	—	—	—
Emerging Markets Fund	—	—	—
Emerging Markets Small-Cap Fund	—	—	—

Note 6. Strategic Bond Fund – Credit Default Swap Agreements

The Strategic Bond Fund may invest in credit default swap agreements. Credit default swap agreements involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default some or all of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures typically designed to be representative of some part of the credit market as a whole. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are typically traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index.

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Notes to Financial Statements
June 30, 2015

The Strategic Bond Fund did not hold any credit default swap contracts as of June 30, 2015.

The effect of credit default swap contracts on the Statements of Operations for the year ended June 30, 2015 is as follows:

	Derivatives not accounted
Fund	for as hedging instruments	Statement of Operations Location	Amount
Strategic Bond Fund	Credit Default Swap Contracts	Net realized gain (loss) –
		credit default swap contracts	$(158,389)

Strategic Bond Fund	Credit Default Swap Contracts	Net change in unrealized
		appreciation (depreciation) –
		credit default swap contracts	$(151,550)

For the year ended June 30, 2015, the average notional amount of credit default swaps outstanding was $6,268,095.

Note 7. Japan Alpha Opportunities Fund – Forward Foreign Currency Contracts

The majority of the Japan Alpha Opportunities Fund’s assets are denominated in Japanese Yen. The Japan Alpha Opportunities Fund seeks to offset or hedge its exposure to the Japanese Yen by entering into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at an agreed upon price. Typically, the Japan Alpha Opportunities Fund will have a net position in forward foreign currency contracts that commits the Fund to sell Japanese Yen in return for U.S. Dollars. These contracts are traded over-the-counter and not on an organized exchange. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from forward foreign currency contracts. Unrealized appreciation on forward foreign currency contracts and unrealized depreciation on forward foreign currency contracts is reported in the Statement of Assets and Liabilities for those contracts that remain open as of year end. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. There is generally no collateral exchanged by the Fund or counterparty to the contract in connection with these contracts. The Fund’s risk of loss from counterparty credit risk on these contracts is generally limited to the aggregate unrealized appreciation on open contracts on a counterparty by counterparty basis. The Fund attempts to mitigate counterparty credit risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The effect of forward foreign currency contracts on the Statements of Assets and Liabilities as of June 30, 2015 is as follows:

	Derivatives not accounted	Statement of Assets
Fund	for as hedging instruments	and Liabilities Location	Amount
Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Assets: Gross unrealized
appreciation – forward foreign
		currency contracts	$ —

Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Liabilities: Gross unrealized
depreciation – forward foreign
		currency contracts	$ 19,059,167
The effect of forward foreign currency contracts on the Statements of Operations for the year ended June 30, 2015 is as follows:

	Derivatives not accounted	Statement of
Fund	for as hedging instruments	Operations Location	Amount
Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Net realized gain (loss) –
		forward foreign currency contracts	$ 221,111,367

Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Net change in unrealized
appreciation (depreciation) –
		forward foreign currency contracts	$ (12,603,858)

As of June 30, 2015, the Japan Alpha Opportunities Fund had open forward foreign currency contracts with an original market value, in U.S. Dollars, of $1,391,640,771. For the year ended June 30, 2015, the average original market value, in U.S. Dollars, of forward foreign currency contracts held by the Fund was $1,269,856,769. Typically, the Fund will seek to offset all or nearly all of

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Notes to Financial Statements
June 30, 2015

its exposure to the Japanese Yen through the use of forward foreign currency contracts. Therefore, the amount of open forward foreign currency contracts outstanding at any given time is likely to be similar to the total net assets of the Fund at that time.

Offsetting Assets & Liabilities – Forward Foreign Currency Contracts

To facilitate the Japan Alpha Opportunities Fund’s investment in forward foreign currency contracts, the Fund has entered into agreements with counterparties that dictate the terms under which the Fund and the counterparty will enter into such agreements. Under these agreements, both the Fund and the counterparty may be allowed to combine amounts owed to or receivable from the other and settle all outstanding obligations on a “net basis”.

Consequently, some funds may choose to present such assets or liabilities related to forward foreign currency contracts or other derivatives on a net basis in their Statements of Assets and Liabilities. The Japan Alpha Opportunities Fund does not present any assets or liabilities related to forward foreign currency contracts in such a manner; rather, the Fund presents the gross amounts of assets and the gross amounts of liabilities related to forward foreign currency contracts in the Statements of Assets and Liabilities. In order to facilitate comparability amongst different funds, the table below shows what the Japan Alpha Opportunities Fund’s Statement of Assets and Liabilities accounts related to forward foreign currency contracts would look like if it did choose to offset, or present on a net basis, assets and liabilities related to forward foreign currency contracts. At June 30, 2015, the Japan Alpha Opportunities Fund had two open forward foreign currency contracts open with two distinct counterparties, and each contract was in a position of having unrealized depreciation. Therefore, there are no amounts that may be offset by the Fund in the Statement of Assets and Liabilities, as shown in the table below:

Assets:
		Gross Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of
	Amounts of	Statement	the Statement	Assets & Liabilities
Unrealized Appreciation on	Recognized	of Assets	of Assets	Financial	Collateral
Forward Foreign Currency Contracts	Assets	& Liabilities	& Liabilities	Instruments	Received	Net Amount
Counterparty:
Deustche Bank AG	$—	$—	$—	$—	$—	$—
State Street Capital Markets	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—

Liabilities:
		Gross Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of
	Amounts of	Statement	the Statement	Assets & Liabilities
Unrealized Depreciation on	Recognized	of Assets	of Assets	Financial	Collateral
Forward Foreign Currency Contracts	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Counterparty:
Deustche Bank AG	$9,322,584	$—	$9,322,584	$—	$—	$9,322,584
State Street Capital Markets	9,736,583	—	9,736,583	—	—	9,736,583
Total	$19,059,167	$—	$19,059,167	$—	$—	$19,059,167

Note 8. Futures Contracts

The Total Return Fund, Strategic Bond Fund and Japan Alpha Opportunities Fund invest in futures contracts.

Futures Contracts

The Total Return Fund, Strategic Bond Fund and Japan Alpha Opportunities Fund invest in futures contracts. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. The daily settlement of variation margin between the Fund and the broker serves to reduce counterparty risk to the Fund. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities and up to the total notional amount of the futures contract as shown in the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a

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Notes to Financial Statements
June 30, 2015

risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the notional amount of the futures contract as shown in the Schedule of Investments.

The effect of futures contracts on the Statements of Assets and Liabilities as of June 30, 2015 is as follows:

	Derivatives not accounted	Statement of Assets
Fund	for as hedging instruments	and Liabilities Location	Amount
Total Return Fund	Futures Contracts	Gross unrealized appreciation –
		futures contracts	$37,850

Total Return Fund	Futures Contracts	Gross unrealized depreciation –
		futures contracts	$177,548
Strategic Bond Fund	Futures Contracts	Gross unrealized appreciation –
		futures contracts	$1,113

Strategic Bond Fund	Futures Contracts	Gross unrealized depreciation –
		futures contracts	$27,519
Japan Alpha Opportunities Fund	Futures Contracts	Gross unrealized appreciation –
		futures contracts	$—

Japan Alpha Opportunities Fund	Futures Contracts	Gross unrealized depreciation –
		futures contracts	$1,281,897

The effect of futures contracts on the Statements of Operations for the period/year ended June 30, 2015 is as follows:

	Derivatives not accounted	Statement of Assets
Fund	for as hedging instruments	and Liabilities Location	Amount
Total Return Fund	Futures Contracts	Net realized gain (loss) –
		futures contracts	$(1,001,045)

Total Return Fund	Futures Contracts	Net change in unrealized
		appreciation (depreciation) –
		futures contracts	$(139,698)
Strategic Bond Fund	Futures Contracts	Net realized gain (loss) –
		futures contracts	$(369,898)

Strategic Bond Fund	Futures Contracts	Net change in unrealized
		appreciation (depreciation) –
		futures contracts	$(26,406)
Japan Alpha Opportunities Fund	Futures Contracts	Net realized gain (loss) –
		futures contracts	$23,591,577

Japan Alpha Opportunities Fund	Futures Contracts	Net change in unrealized
		appreciation (depreciation) –
		futures contracts	$(2,451,491)

As of June 30, 2015, the Total Return Fund and Japan Alpha Opportunities Fund had long open futures contracts with notional fair values of $15,431,562 and $93,258,978, respectively. During the period/year ended June 30, 2015, the average notional fair value of long futures contracts held by the Total Return Fund and Japan Alpha Opportunities Fund were $7,118,883 and $94,116,979, respectively.

At June 30, 2015, the Total Return Fund and Strategic Bond Fund had short open futures contracts with notional fair values of $20,723,242 and $9,240,547, respectively. During the period/year ended June 30, 2015, the average notional fair value of the short future contracts held by the Total Return Fund and Strategic Bond Fund were $15,464,936 and $9,592,203, respectively.

Offsetting Assets & Liabilities – Futures Contracts

To facilitate the Fund’s investment in futures contracts, the Funds have entered into agreements with counterparties that dictate the terms under which the Funds and the counterparty will enter into such agreements. Under these agreements, both the Funds

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Notes to Financial Statements
June 30, 2015

and the counterparty may be allowed to combine amounts owed to or receivable from the other and settle all outstanding obligations on a “net basis.” In order to facilitate comparability amongst different funds, the table below shows what the Funds’ Statement of Assets and Liabilities accounts related to futures contracts would look like if they choose to offset, or present on a net basis, assets and liabilities related to futures contracts.

Assets:
		Gross Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of
	Amounts of	Statement	the Statement	Assets & Liabilities
	Recognized	of Assets	of Assets	Financial	Collateral
Description	Assets	& Liabilities	& Liabilities	Instruments	Received	Net Amount
Total Return Fund
Futures Contracts	$37,850	$(37,850)	$—	$—	$—	$—
Strategic Bond Fund
Futures Contracts	1,113	(1,113)	—	—	—	—
Japan Alpha Opportunities Fund
Futures Contract	—	—	—	—	—	—

Liabilities:

		Gross Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of
	Amounts of	Statement	the Statement	Assets & Liabilities
	Recognized	of Assets	of Assets	Financial	Collateral
Description	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Total Return Fund
Futures Contracts	$177,548	$(37,850)	$139,698	$—	$139,698	$—
Strategic Bond Fund
Futures Contracts	27,519	(1,113)	26,406	—	26,406	—
Japan Alpha Opportunities Fund
Futures Contract	1,281,897	—	1,281,897	—	1,281,897	—

Note 9. Line of Credit

As of June 30, 2015, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A.  The interest rate on the line of credit as of June 30, 2015 was 3.25% (prime rate).  During the year ended June 30, 2015, the only Brown Advisory Fund to utilize the line of credit was the Multi-Strategy Fund, which had a maximum outstanding balance of $832,000 and an average daily balance outstanding of $10,314.  The total interest expense incurred by the Multi-Strategy Fund under the terms of the line of credit was $225.  As of June 30, 2015, none of the Funds had any amounts outstanding under the line of credit.

Note 10. Proposed Reorganization of Opportunity Fund

The Board of Trustees of Brown Advisory Funds (the “Trust”) has recently approved an Agreement and Plan of Reorganization (the “Plan”) relating to the Opportunity Fund (the “Fund”) pursuant to which the Fund would be reorganized with and into the Brown Advisory Global Leaders Fund (the “Acquiring Fund”), which is another investment series of the Trust.  The Plan sets forth the terms and conditions by which the Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and would then subsequently distribute those Acquiring Fund shares to the Fund’s shareholders in complete liquidation of the Fund (the “Reorganization”).

Shareholders of the Fund will receive an Information Statement/Prospectus containing information about the Acquiring Fund and about the terms and conditions of the Reorganization.  In accordance with applicable regulatory provisions, shareholders of the Fund are not required to vote with respect to the Reorganization.

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Notes to Financial Statements
June 30, 2015

The Reorganization is scheduled to be completed on or about October 23, 2015, or on such other date as the officers of the Trust may determine (the “Closing Date”).  As of the close of business on the Closing Date, shareholders of the Fund will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholders’ shares of the Fund.  Shareholders of the Fund may continue to redeem their shares, or exchange their shares for shares of any of the other Brown Advisory Funds offered by the Trust until the Closing Date.

Effective as of the close of business on August 14, 2015, in anticipation of the Reorganization, Investor Shares of the Fund will no longer be sold to new investors.  Existing shareholders of the Fund may continue to purchase Investor Shares after this date and will continue to be eligible to exchange their shares of the Fund for other Brown Advisory Funds until on or about the Closing Date.

No sales load or other transactional fees will be imposed as a result of the Reorganization.  The expenses of the Reorganization will be borne entirely by Brown Advisory LLC, the investment adviser to the Funds.

It is anticipated that the Reorganization will qualify as a tax-free transaction for Federal income tax purposes, and, as a result, it is anticipated that shareholders of the Fund will not recognize any gain or loss in connection with the carrying out of the Reorganization.

In determining to vote in favor the Reorganization, the Board of Trustees of the Trust carefully considered the terms and conditions of the Reorganization and concluded that the proposed transaction was in the best interest of each of the Funds and their shareholders and that it would not result in a dilution of the shareholders of either Fund.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Brown Advisory Funds

We have audited the accompanying statements of assets and liabilities of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Equity Income Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Multi- Strategy Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Total Return Fund, Brown Advisory Strategic Bond Fund (formerly the Brown Advisory Tactical Bond Fund), Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory-WMC Strategic European Equity Fund, Brown Advisory – WMC Japan Alpha Opportunities Fund, Brown Advisory – Somerset Emerging Markets Fund, and Brown Advisory Emerging Markets Small-Cap Fund (collectively the “Funds”), each a series of Brown Advisory Funds (the “Trust”), including the schedules of investments as of June 30, 2015, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Equity Income Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Multi – Strategy Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Total Return Fund, Brown Advisory Strategic Bond Fund (formerly the Brown Advisory Tactical Bond Fund), Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory-WMC Strategic European Equity Fund, Brown Advisory – WMC Japan Alpha Opportunities Fund, Brown Advisory – Somerset Emerging Markets Fund, and Brown Advisory Emerging Markets Small-Cap Fund as of June 30, 2015, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 28, 2015

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Expense Example For the Six Months Ended June 30, 2015 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (January 1, 2015 – June 30, 2015).

Actual Expenses
The “Actual Return” row in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The “Hypothetical Return” row in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the Hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	January 1, 2015	June 30, 2015	During the Period*	Ratio*
Growth Equity Fund
Institutional Shares
Actual Return	$1,000	$1,049	$3.66	0.72%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.61	0.72%
Investor Shares
Actual Return	$1,000	$1,048	$4.42	0.87%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.36	0.87%
Advisor Shares
Actual Return	$1,000	$1,046	$5.68	1.12%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.61	1.12%

www.brownadvisoryfunds.com

Expense Example For the Six Months Ended June 30, 2015 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	January 1, 2015	June 30, 2015	During the Period*	Ratio*
Value Equity Fund
Institutional Shares
Actual Return	$1,000	$1,008	$3.73	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.76	0.75%
Investor Shares
Actual Return	$1,000	$1,008	$4.48	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.51	0.90%
Advisor Shares
Actual Return	$1,000	$1,006	$5.72	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.76	1.15%

Flexible Equity Fund
Institutional Shares
Actual Return	$1,000	$996	$3.71	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.76	0.75%
Investor Shares
Actual Return	$1,000	$995	$4.45	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.51	0.90%
Advisor Shares
Actual Return	$1,000	$994	$5.68	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.76	1.15%

Equity Income Fund
Institutional Shares
Actual Return	$1,000	$988	$3.70	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.76	0.75%
Investor Shares
Actual Return	$1,000	$987	$4.43	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.51	0.90%
Advisor Shares
Actual Return	$1,000	$985	$5.66	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.76	1.15%

Sustainable Growth Fund
Institutional Shares
Actual Return	$1,000	$1,074	$3.86	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.76	0.75%
Investor Shares
Actual Return	$1,000	$1,073	$4.63	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.51	0.90%
Advisor Shares
Actual Return	$1,000	$1,072	$5.91	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.76	1.15%

www.brownadvisoryfunds.com

Expense Example For the Six Months Ended June 30, 2015 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	January 1, 2015	June 30, 2015	During the Period*	Ratio*
Small-Cap Growth Fund
Institutional Shares
Actual Return	$1,000	$1,094	$5.14	0.99%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.96	0.99%
Investor Shares
Actual Return	$1,000	$1,093	$5.92	1.14%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.71	1.14%
Advisor Shares
Actual Return	$1,000	$1,091	$7.21	1.39%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.95	1.39%

Small-Cap Fundamental Value Fund
Institutional Shares
Actual Return	$1,000	$1,000	$4.86	0.98%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.91	0.98%
Investor Shares
Actual Return	$1,000	$1,000	$5.60	1.13%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.66	1.13%
Advisor Shares
Actual Return	$1,000	$998	$6.84	1.38%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.90	1.38%

Opportunity Fund
Investor Shares
Actual Return	$1,000	$1,032	$7.56	1.50%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$7.50	1.50%

Multi-Strategy Fund
Institutional Shares
Actual Return	$1,000	$1,006	$7.13	1.43%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.17	1.43%

Intermediate Income Fund
Investor Shares
Actual Return	$1,000	$1,003	$2.20	0.44%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.22	0.44%
Advisor Shares
Actual Return	$1,000	$1,002	$3.44	0.69%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.47	0.69%

Total Return Fund
Institutional Shares
Actual Return	$1,000	$988	$2.69	0.54%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$2.73	0.54%
Investor Shares
Actual Return	$1,000	$987	$2.93	0.59%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$2.98	0.59%

www.brownadvisoryfunds.com

Expense Example For the Six Months Ended June 30, 2015 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	January 1, 2015	June 30, 2015	During the Period*	Ratio*
Strategic Bond Fund
Investor Shares
Actual Return	$1,000	$980	$3.44	0.70%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.51	0.70%
Advisor Shares
Actual Return	$1,000	$979	$4.66	0.95%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.76	0.95%

Maryland Bond Fund
Investor Shares
Actual Return	$1,000	$996	$2.43	0.49%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$2.46	0.49%

Tax Exempt Bond Fund
Investor Shares
Actual Return	$1,000	$993	$2.47	0.50%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$2.51	0.50%

Mortgage Securities Fund
Institutional Shares
Actual Return	$1,000	$1,013	$2.31	0.46%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$2.33	0.46%
Investor Shares
Actual Return	$1,000	$1,013	$2.56	0.51%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$2.58	0.51%

Strategic European Equity Fund
Institutional Shares
Actual Return	$1,000	$1,063	$5.73	1.12%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.61	1.12%
Investor Shares
Actual Return	$1,000	$1,063	$6.49	1.27%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.36	1.27%
Advisor Shares
Actual Return	$1,000	$1,062	$7.77	1.52%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$7.60	1.52%

Japan Alpha Opportunities Fund
Institutional Shares
Actual Return	$1,000	$1,190	$6.25	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.76	1.15%
Investor Shares
Actual Return	$1,000	$1,189	$7.06	1.30%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.51	1.30%
Advisor Shares
Actual Return	$1,000	$1,188	$8.41	1.45%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$7.75	1.45%

www.brownadvisoryfunds.com

Expense Example For the Six Months Ended June 30, 2015 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	January 1, 2015	June 30, 2015	During the Period*	Ratio*
Emerging Markets Fund
Institutional Shares
Actual Return	$1,000	$1,025	$6.28	1.25%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.26	1.25%
Investor Shares
Actual Return	$1,000	$1,025	$7.03	1.40%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.00	1.40%
Advisor Shares
Actual Return	$1,000	$1,023	$8.28	1.65%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$8.25	1.65%

Emerging Markets Small-Cap Fund
Institutional Shares
Actual Return	$1,000	$1,198	$10.04	1.84%
Hypothetical (5% annual return before expenses)	$1,000	$1,016	$9.20	1.84%
Investor Shares
Actual Return	$1,000	$1,197	$10.85	1.99%
Hypothetical (5% annual return before expenses)	$1,000	$1,015	$9.95	1.99%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the Funds’ fiscal year ended as of the date of this report.

www.brownadvisoryfunds.com

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each of the Funds.  The current Trustees and Officers of the Trust, their ages and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held during the past five years are set forth in the table below.

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
		Office and		Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Independent Trustees of the Trust(1)
Henry H. Hopkins	Trustee	Indefinite Term;	Retired; Formerly, Vice President and Chief	20	None.
Age: 72		Since May 2012	Legal Counsel, T. Rowe Price Associates, Inc.
c/o Brown Advisory LLC			(investment management firm) (1998 to 2008).
901 South Bond Street
Suite 400
Baltimore, MD 21231
Kyle P. Legg	Trustee	Indefinite Term;	Retired; Formerly President and Chief Executive	20	Director, SunTrust
Age: 63		Since May 2012	Officer, Legg Mason Capital Management, LLC		Banks, Inc. (bank
c/o Brown Advisory LLC			(investment management firm) (2006 to 2009).		holding company)
901 South Bond Street					(since 2011); Director,
Suite 400					OM Asset Management
Baltimore, MD 21231					plc (asset management
holding company)
(since 2014); Director,
Eastman Kodak Co.
(printing equipment
and supplies company)
(2010 to 2013).
Thomas F. O’Neil III	Trustee	Indefinite Term;	President, The Saranac Group LLC (strategic	20	None.
Age: 58		Since May 2012	consulting firm) (since 2010); Formerly, Executive
c/o Brown Advisory LLC			Vice Chairman (previously, Senior Vice President,
901 South Bond Street			General Counsel and Secretary) WellCare Health
Suite 400			Plans, Inc. (managed healthcare organization)
Baltimore, MD 21231			(2008 to 2009); Formerly, Partner and Joint
Global Practice Group Leader, DLA Piper US LLP
(law firm) (2002 to 2008).
Neal F. Triplett, CFA	Trustee	Indefinite Term;	President, DUMAC, Inc. (university endowment	20	None.
Age: 44		Since May 2012	investment organization) (since 1999).
c/o Brown Advisory LLC
901 South Bond Street
Suite 400
Baltimore, MD 21231

www.brownadvisoryfunds.com

Trustees and Executive Officers

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
		Office and		Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Interested Trustees and Officers of the Trust
Michael D. Hankin(3)	Trustee	Indefinite Term	President and Chief Executive Officer, Brown	20	None.
Age: 57		Since May 2012	Advisory Incorporated and affiliates (investment
c/o Brown Advisory			management firm) (since 1993).
Incorporated
901 South Bond Street
Suite 400
Baltimore, MD 21231
Joseph R. Hardiman(3)	Chairman	Indefinite Term;	Business Consultant (financial services industry	20	Director of Franklin
Age: 78	and Trustee	Since May 2012	consulting) (since 1997); Formerly; Director of		Resources, Inc.
c/o Brown Advisory LLC			Brown Advisory Incorporated (investment		(investment
901 South Bond Street			management firm) (2001 to 2012).		management firm)
Suite 400					(2005 to 2013).
Baltimore, MD 21231
David M. Churchill	President/	Indefinite Term;	Chief Operating Officer and Chief Financial	Not	Not
Age: 50	Principal	Since May 2012	Officer, Brown Advisory Incorporated and	Applicable.	Applicable.
c/o Brown Advisory	Executive		affiliates (investment management firm)
Incorporated	Officer		(since 1993).
901 South Bond Street
Suite 400
Baltimore, MD 21231
Jason T. Meix	Treasurer/	Indefinite Term;	Vice President, U.S. Bancorp Fund	Not	Not
Age: 36	Principal	Since May 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC	Financial		(since 2008).
901 South Bond Street	Officer
Suite 400
Baltimore, MD 21231
Edward L. Paz	Secretary	Indefinite Term;	Vice President and Counsel, U.S. Bancorp Fund	Not	Not
Age: 44		Since May 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC			(since 2007).
901 South Bond Street
Suite 400
Baltimore, MD 21231
Brett D. Rogers	Chief	Indefinite Term;	General Counsel and Chief Compliance	Not	Not
Age: 39	Compliance	Since May 2012	Officer, Brown Advisory Incorporated and	Applicable.	Applicable.
c/o Brown Advisory	Officer		affiliates (investment management firm)
Incorporated			(since 2009); Formerly, Director, Compliance
901 South Bond Street	Anti-Money	Indefinite Term:	and Risk, Deutsche Asset Management
Suite 400	Laundering	Since May 2012	(investment management firm) (2003 to 2009).
Baltimore, MD 21231	Officer
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
(2)
The directorships disclosed in this column include only the directorships of those companies that a Trustee serves on that are required to report to the SEC under applicable Federal securities laws including publicly traded corporations that are registered with the SEC under the 1934 Act and investment companies that are registered with the SEC under the 1940 Act, and it therefore excludes various other types of directorships that the Trustees of the Trust may currently hold in other types of organizations, including private companies and not-for-profit organizations, which are expressly excluded from the disclosure requirements for mutual fund board members.

(3)
Mr. Hankin is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with Brown Advisory Incorporated, the parent company of the Adviser, and Mr. Hardiman is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his previous position with Brown Advisory Incorporated and his ownership interest in Brown Advisory Incorporated.

www.brownadvisoryfunds.com

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 800-540-6807 and by accessing the Funds’ website at www.brownadvisoryfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at 800-540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 800-540-6807. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisoryfunds.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Federal Tax Status of Dividends Declared during the Tax Year (Unaudited)

For Federal Income Tax purposes, distributions from short-term capital gains are classified as ordinary income.  The percentage of ordinary income distributions designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualifying interest income exempt from U.S. tax for foreign shareholders (“QII”) and the qualifying short-term capital gain distributions exempt from U.S. tax for foreign shareholders (“QSTCG”) is presented below:

	Income Distributions
	Exempt from Federal Tax	QDI	DRD	QII	QSTCG
Growth Equity Fund	0.00%	100.00%	100.00%	0.07%	100.00%
Value Equity Fund	0.00%	85.60%	72.75%	0.04%	33.90%
Flexible Equity Fund	0.00%	100.00%	100.00%	0.14%	0.00%
Equity Income Fund	0.00%	100.00%	85.83%	0.06%	20.70%
Sustainable Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Small-Cap Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Small-Cap Fundamental Value Fund	0.00%	64.71%	63.02%	0.06%	62.64%
Opportunity Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Multi-Strategy Fund	0.00%	17.31%	0.00%	0.07%	0.00%
Intermediate Income Fund	0.00%	0.00%	0.00%	73.58%	0.00%
Total Return Fund	0.00%	0.00%	0.00%	100.00%	0.00%
Strategic Bond Fund	0.00%	0.00%	0.00%	94.23%	0.00%
Maryland Bond Fund	99.71%	0.00%	0.00%	100.00%	0.00%
Tax Exempt Bond Fund	99.82%	0.00%	0.00%	100.00%	0.00%
Mortgage Securities Fund	0.00%	0.00%	0.00%	96.93%	20.08%
Strategic European Equity Fund	0.00%	100.00%	0.00%	0.02%	0.00%
Japan Alpha Opportunities Fund	0.00%	15.51%	0.00%	0.02%	12.16%
Emerging Markets Fund	0.00%	88.49%	3.12%	0.10%	0.00%
Emerging Markets Small-Cap Fund	0.00%	0.00%	0.00%	0.00%	0.00%

The Funds, as applicable, intend to elect to pass through to shareholders the credit for taxes paid to foreign countries.  For the period / year ended June 30, 2015, the Strategic European Equity Fund, Japan Alpha Opportunities Fund, Emerging Markets Fund and Emerging Markets Small-Cap Fund had gross foreign income of $6,360,920, $22,870,852, $8,072,262 and $1,718,701, respectively, and foreign taxes paid of $529,900, $2,284,381, $1,090,223 and $111,807, respectively.

www.brownadvisoryfunds.com

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisoryfunds.com

INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert, LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Value Equity Fund	BAFVX	115233876	BIAVX	115233801	BAVAX	115233884
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Opportunity Fund	—	—	BIAOX	115233769	—	—
Multi-Strategy Fund	BAFRX	115233488	—	—	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Strategic Bond Fund	—	—	BIABX	115233470	BATBX	115233710
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax Exempt Bond Fund	—	—	BIAEX	115233108	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
WMC Japan Alpha Opportunities Fund	BAFJX	115233579	BIAJX	115233561	BAJAX	115233553
Somerset Emerging Markets Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Emerging Markets Small-Cap Fund	BAFNX	115233512	BIANX	115233496	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has not designated an audit committee financial expert.  The Registrant has determined that it will retain the services of an independent third party to assist it if circumstances arise that require specific investment company auditing expertise.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Brown Advisory Growth Equity Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Brown Advisory Value Equity Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Brown Advisory Flexible Equity Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Brown Advisory Equity Income Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Brown Advisory Sustainable Growth Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

  Brown Advisory Small-Cap Growth Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Brown Advisory Small-Cap Fundamental Value Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Brown Advisory Opportunity Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Brown Advisory Multi-Strategy Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$10,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

Brown Advisory Intermediate Income Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Brown Advisory Total Return Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$10,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

Brown Advisory Strategic Bond Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Brown Advisory Maryland Bond Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Brown Advisory Tax Exempt Bond Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Brown Advisory Mortgage Securities Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,400
All Other Fees	N/A	N/A

Brown Advisory – WMC Strategic European Equity Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,400
All Other Fees	N/A	N/A

Brown Advisor – WMC Japan Alpha Opportunities Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,400
All Other Fees	N/A	N/A

Brown Advisory – Somerset Emerging Markets Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$16,000	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Brown Advisory Emerging Markets Small-Cap Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$10,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.  All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the Registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Brown Advisory Growth Equity Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Value Equity Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Flexible Equity Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Equity Income Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Sustainable Growth Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Small-Cap Growth Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Small-Cap Fundamental Value Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Opportunity Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Multi-Strategy Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Intermediate Income Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Total Return Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Strategic Bond Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Maryland Bond Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Tax Exempt Bond Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Mortgage Securities Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory – WMC Strategic European Equity Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisor – WMC Japan Alpha Opportunities Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory - Somerset Emerging Markets Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Emerging Markets Small-Cap Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

By (Signature and Title)*        /s/ David M. Churchill
David M. Churchill, President

Date     September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/David M. Churchill
David M. Churchill, President

Date      September 3, 2015

By (Signature and Title)*        /s/Jason T. Meix
Jason T. Meix, Treasurer

Date     September 3, 2015

* Print the name and title of each signing officer under his or her signature.